UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number:
811-21238
PIMCO Corporate & Income Opportunity Fund
(Exact name of registrant as specified in charter)
1633 Broadway, New York, NY 10019
(Address of principal executive offices)
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)
650 Newport Center Drive, Newport Beach, CA 92660
(Name and address of agent for service)
Copies to:
David C. Sullivan
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Registrant’s telephone number, including area code: (844) 337-4626
Date of fiscal year end: June 30
Date of reporting period: December 31, 2023
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS
Semiannual Report

December 31, 2023

PIMCO Corporate & Income Opportunity Fund | PTY | NYSE

PIMCO Corporate & Income Strategy Fund | PCN | NYSE

PIMCO High Income Fund | PHK | NYSE

PIMCO Income Strategy Fund | PFL | NYSE

PIMCO Income Strategy Fund II | PFN | NYSE

Market Insights

Dear Shareholder,

This semiannual report covers the
six-month
reporting period ended December 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to grow despite inflation that remains elevated, interest rate increases, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience was particularly evident in the United States (“U.S.”). Some European economies experienced slower growth and generally continued to expand over the reporting period.

Central banks slowed interest rate hikes

Inflation eased over the reporting period, and several bank officials suggested that central banks may slow aggressive interest-rate hikes. From March 2022 through July 2023, the U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25 percentage points. In September, November and December 2023, the Fed did not increase interest rates. In December 2023, Fed communications conveyed a belief that the policy rate may be likely at or near its peak for the tightening cycle. From July 2022 through September 2023, the European Central Bank (“ECB”) raised its deposit facility overnight rate a total of 4.50 percentage points and then held rates steady at its October and December 2023 meetings. Meanwhile, from December 2019 through July 2023, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15 percentage points and then held rates steady in September, November and December 2023. Both the ECB and BoE acknowledged the possibility of rate cuts in 2024.

Mixed financial market returns

The yield on the benchmark
10-year
U.S. Treasury increased during the reporting period. In many other developed markets, yields on
10-year
government bonds fluctuated. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. During the reporting period, lower-rated bonds generally outperformed their higher-rated counterparts. Global equities and commodities rose amid market volatility. The U.S. dollar weakened relative to the euro, British pound and Japanese yen.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely,

Deborah A. DeCotis	Joshua D. Ratner
Chair of the Board of Trustees	President

Total Returns of Certain Asset Classes for the Period Ended December 31, 2023

Asset Class (as measured by, currency)	Six-Month

U.S. large cap equities (S&P 500 Index, USD)	8.04%

Global equities (MSCI World Index, USD)	7.56%

European equities (MSCI Europe Index, EUR)	4.24%

Emerging market equities (MSCI Emerging Markets Index, EUR)	4.71%

Japanese equities (Nikkei 225 Index, JPY)	1.74%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.55%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	6.40%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	7.90%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.52%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%
Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO CLOSED-END FUNDS

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and 2023. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

A Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of a Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, a Fund would generally enter into one or more interest rate swap agreements whereby a Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). A Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, a Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund may engage in investment strategies, including those that employ the use of paired swaps transactions, the use of interest rate swaps to seek to capitalize on differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when a Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or a Fund’s debt investments, or arising from its use of derivatives. For instance, a portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that a Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, as applicable, sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign
(non-U.S.)
securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	3

Important Information About the Funds	(Cont.)

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate (“SOFR”) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. The possible scope and effect of synthetic LIBOR for U.S. Dollar LIBOR contracts and the LIBOR transition is unknown at this time. Moreover, certain aspects of the transition from LIBOR will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; PIMCO cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the LIBOR transition could impact a Fund. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end
management investment companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

4	PIMCO CLOSED-END FUNDS

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.
The following table discloses the inception date and diversification status of each Fund:

Fund Name	Inception Date	Diversification Status
PIMCO Corporate & Income Opportunity Fund	12/27/02	Diversified
PIMCO Corporate & Income Strategy Fund	12/21/01	Diversified
PIMCO High Income Fund	04/30/03	Diversified
PIMCO Income Strategy Fund	08/29/03	Diversified
PIMCO Income Strategy Fund II	10/29/04	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule
206(4)-6
under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	5

Important Information About the Funds	(Cont.)

voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Funds at (844)
33-PIMCO,
on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844)
33-PIMCO.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 33-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end
funds and interval funds. Among other things, the amendments: (1) permit qualifying closed-end
funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end
funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules had phased compliance, with the latest requirement taking effect as of February 1, 2023.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (
i.e.
, integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.
In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

6	PIMCO CLOSED-END FUNDS

PIMCO Corporate & Income Opportunity Fund

Symbol on NYSE -
PTY

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023
†
§

Corporate Bonds & Notes	30.2%

Loan Participations and Assignments	28.4%

Non-Agency Mortgage-Backed Securities	11.4%

Short-Term Instruments ‡	8.7%

Common Stocks	7.3%

Asset-Backed Securities	6.6%

Sovereign Issues	3.1%

Municipal Bonds & Notes	1.7%

U.S. Government Agencies	1.1%

Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended December 31, 2023

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (12/27/02)
Market Price	(0.07)%	23.21%	7.59%	8.55%	11.94%
NAV	10.93%	17.55%	8.28%	9.99%	12.49%
ICE BofAML US High Yield Index	7.63%	13.46%	5.21%	4.51%	7.41%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦
Average annual total return since 12/31/2002.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of December 31, 2023)
(1)

Market Price	$13.24

NAV	$11.26

Premium/(Discount) to NAV	17.58%

Market Price Distribution Rate (2)	10.77%

NAV Distribution Rate (2)	12.66%

Total Effective Leverage (3)	26.35%

Investment Objective and Strategy Overview

PIMCO Corporate & Income Opportunity Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges or significant transition, contributed to absolute performance, as select securities posted positive returns.

»	Exposure to corporate credit, notably bank loans and high yield, contributed to absolute performance, as the asset classes posted positive returns.

»	At-the-market shelf offerings contributed to performance, as the capital raised was accretive to net asset value.

»	The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Holdings related to emerging market special situation investments detracted from absolute performance, as select securities posted negative returns.

»	Security selection within the municipal bonds sector detracted from performance, as select municipal securities posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	7

PIMCO Corporate & Income Strategy Fund

Symbol on NYSE - PCN

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023
†
§

Corporate Bonds & Notes	30.1%

Loan Participations and Assignments	25.7%

Non-Agency Mortgage-Backed Securities	9.4%

Short-Term Instruments ‡	9.3%

Common Stocks	8.8%

Asset-Backed Securities	8.6%

Sovereign Issues	2.9%

Municipal Bonds & Notes	1.8%

U.S. Government Agencies	1.4%

Preferred Securities	1.2%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended December 31, 2023

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (12/21/01)
Market Price	0.13%	16.94%	6.06%	7.64%	10.04%
NAV	10.14%	16.08%	7.26%	8.30%	10.63%
ICE BofAML US High Yield Index	7.63%	13.46%	5.21%	4.51%	6.97%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦
Average annual total return since 12/31/2001.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of December 31, 2023)
(1)

Market Price	$12.41

NAV	$11.57

Premium/(Discount) to NAV	7.26%

Market Price Distribution Rate (2)	10.88%

NAV Distribution Rate (2)	11.67%

Total Effective Leverage (3)	18.85%

Investment Objective and Strategy Overview

PIMCO Corporate & Income Strategy Fund’s primary investment objective is to seek high current income, with secondary objectives of capital preservation and appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges or significant transition contributed to absolute performance, as select securities posted positive returns.

»	Exposure to corporate credit, notably bank loans and high yield, contributed to performance, as the asset classes posted positive returns.

»	Exposure to emerging market debt contributed to performance, as the asset class posted positive returns.

»	The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Holdings related to emerging market special situation investments detracted from absolute performance, as select securities posted negative returns.

»	Security selection within municipal bonds detracted from performance, as a select taxable municipal security posted negative returns.

8	PIMCO CLOSED-END FUNDS

PIMCO High Income Fund

Symbol on NYSE - PHK

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023
†
§

Corporate Bonds & Notes	31.3%

Loan Participations and Assignments	18.9%

Non-Agency Mortgage-Backed Securities	11.6%

Short-Term Instruments	9.6%

Common Stocks	9.5%

Asset-Backed Securities	6.5%

Municipal Bonds & Notes	4.4%

Preferred Securities	3.1%

Sovereign Issues	2.6%

U.S. Government Agencies	1.7%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return (1) for the period ended December 31, 2023

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (04/30/03)
Market Price	6.27%	19.39%	1.57%	3.65%	7.75%
NAV	9.30%	13.58%	7.02%	9.42%	10.33%
ICE BofAML US High Yield Index	7.63%	13.46%	5.21%	4.51%	6.88%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of December 31, 2023)
(1)

Market Price	$4.99

NAV	$4.64

Premium/(Discount) to NAV	7.54%

Market Price Distribution Rate (2)	11.54%

NAV Distribution Rate (2)	12.41%

Total Effective Leverage (3)	20.15%

Investment Objective and Strategy Overview

PIMCO High Income Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges or significant transition, contributed to absolute performance, as the securities posted positive returns.

»	Exposure to corporate credit, notably bank loans and investment grade credit, contributed to absolute performance, as the asset classes posted positive returns.

»	Exposure to emerging market debt contributed to absolute performance, as the sector posted positive performance.

»	The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Holdings related to emerging market special situation investments detracted from absolute performance, as select securities posted negative returns.

»	Security selection within municipal bonds detracted from performance, as select municipal securities posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	9

PIMCO Income Strategy Fund

Symbol on NYSE - PFL

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023
†
§

Corporate Bonds & Notes	32.2%

Loan Participations and Assignments	30.1%

Common Stocks	9.4%

Short-Term Instruments ‡	8.6%

Non-Agency Mortgage-Backed Securities	8.2%

Asset-Backed Securities	4.3%

Sovereign Issues	2.5%

Municipal Bonds & Notes	1.9%

U.S. Government Agencies	1.3%

Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended December 31, 2023

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (08/29/03)
Market Price	9.73%	17.76%	5.77%	7.69%	6.41%
NAV	10.55%	13.85%	6.07%	7.13%	6.55%
ICE BofAML US High Yield Index	7.63%	13.46%	5.21%	4.51%	6.80% ♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦
Average annual total return since 8/31/2003.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of December 31, 2023)
(1)

Market Price	$8.44

NAV	$8.08

Premium/(Discount) to NAV	4.46%

Market Price Distribution Rate (2)	11.57%

NAV Distribution Rate (2)	12.09%

Total Effective Leverage (3)	23.11%

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges or significant transition, contributed to absolute performance, as the securities posted positive returns.

»	Exposure to corporate credit, notably bank loans and high yield, contributed to absolute performance, as the asset classes posted positive returns.

»	Exposure to the emerging market debt sector contributed to absolute performance, as the sector posted positive performance.

»	The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Holdings related to emerging market special situation investments detracted from absolute performance, as select securities posted negative returns.

»	Security selection within municipal bonds detracted from performance, as select municipal securities posted negative returns.

10	PIMCO CLOSED-END FUNDS

PIMCO Income Strategy Fund II

Symbol on NYSE - PFN

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023
†
§

Corporate Bonds & Notes	30.8%

Loan Participations and Assignments	28.6%

Non-Agency Mortgage-Backed Securities	11.4%

Common Stocks	9.9%

Short-Term Instruments ‡	6.1%

Asset-Backed Securities	5.0%

Municipal Bonds & Notes	2.7%

Sovereign Issues	2.4%

U.S. Government Agencies	1.4%

Other	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended December 31, 2023

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (10/29/04)
Market Price	6.80%	15.77%	5.31%	7.58%	5.58%
NAV	10.32%	13.64%	5.53%	7.14%	5.78%
ICE BofAML US High Yield Index	7.63%	13.46%	5.21%	4.51%	6.32% ♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦
Average annual total return since 10/31/2004.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of December 31, 2023)
(1)

Market Price	$7.23

NAV	$7.11

Premium/(Discount) to NAV	1.69%

Market Price Distribution Rate (2)	11.92%

NAV Distribution Rate (2)	12.12%

Total Effective Leverage (3)	23.46%

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund II’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges or significant transition, contributed to absolute performance, as the securities posted positive returns.

»	Exposure to corporate credit, notably bank loans and investment grade credit, contributed to absolute performance, as the asset classes posted positive returns.

»	Exposure to the emerging market debt sector contributed to absolute performance, as the sector posted positive performance.

»	The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Holdings related to emerging market special situation investments detracted from absolute performance, as select securities posted negative returns.

»	Exposure to a select corporate special situation investment detracted from absolute performance, as the security posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	11

Index Descriptions

Index*	Index Description

ICE BofAML US High Yield Index
ICE BofAML U.S. High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P.

* It is not possible to invest directly in an unmanaged index.

12	PIMCO CLOSED-END FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	13

Financial Highlights

			Investment Operations		Less Distributions to ARPS (c)			Less Distributions to Common Shareholders (d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period (a)		Net Investment Income (Loss) (b)	Net Realized/ Unrealized Gain (Loss)	From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Corporate & Income Opportunity Fund

07/01/2023 - 12/31/2023 +	$10.83		$0.58	$0.44	$(0.05)	$0.00	$0.97	$(0.71)	$0.00	$0.00	$(0.71)

06/30/2023	11.21		1.32	(0.25)	(0.12)	0.00	0.95	(1.58)	0.00	0.00	(1.58)

08/01/2021 - 6/30/2022 (i)	14.40		1.21	(3.22)	(0.01)	0.00	(2.02)	(1.32)	0.00	0.00	(1.32	) (j)

07/31/2021	12.44		1.32	1.78	0.00	0.00	3.10	(1.22)	0.00	(0.34)	(1.56)

07/31/2020	14.66		1.36	(2.41)	(0.05)	0.00	(1.10)	(1.59)	0.00	0.00	(1.59)

07/31/2019	14.80	(h)	1.36	0.09	(0.13)	0.00	1.32	(1.63)	0.00	0.00	(1.63)

07/31/2018	14.87		1.30	0.16	(0.09)	0.00	1.37	(1.56)	0.00	0.00	(1.56)

PIMCO Corporate & Income Strategy Fund

07/01/2023 - 12/31/2023 +	$11.14		$0.52	$0.51	$(0.01)	$0.00	$1.02	$(0.68)	$0.00	$0.00	$(0.68)

06/30/2023	11.60		1.19	(0.27)	(0.03)	0.00	0.89	(1.50)	0.00	0.00	(1.50)

08/01/2021 - 6/30/2022 (i)	14.54		1.11	(2.93)	0.00	0.00	(1.82)	(1.24)	0.00	0.00	(1.24	) (j)

07/31/2021	12.76		1.24	1.77	0.00	0.00	3.01	(1.35)	0.00	0.00	(1.35)

07/31/2020	14.94		1.31	(2.07)	(0.01)	0.00	(0.77)	(1.41)	0.00	0.00	(1.41)

07/31/2019	14.90	(h)	1.22	0.20	(0.05)	0.00	1.37	(1.43)	0.00	0.00	(1.43)

07/31/2018	15.32		1.20	(0.24)	(0.03)	0.00	0.93	(1.35)	0.00	0.00	(1.35)

PIMCO High Income Fund

07/01/2023 - 12/31/2023 +	$4.51		$0.21	$0.22	$(0.01)	$0.00	$0.42	$(0.29)	$0.00	$0.00	$(0.29)

06/30/2023	4.72		0.48	(0.10)	(0.03)	0.00	0.35	(0.58)	0.00	0.00	(0.58)

08/01/2021 - 6/30/2022 (i)	5.92		0.47	(1.14)	0.00	0.00	(0.67)	(0.53)	0.00	0.00	(0.53	) (j)

07/31/2021	5.01		0.56	0.93	0.00	0.00	1.49	(0.44)	0.00	(0.14)	(0.58)

07/31/2020	6.38		0.65	(1.30)	(0.01)	0.00	(0.66)	(0.68)	0.00	(0.03)	(0.71)

07/31/2019	6.54	(h)	0.61	0.11	(0.03)	0.00	0.69	(0.73)	0.00	(0.16)	(0.89)

07/31/2018	6.90		0.62	0.01	(0.02)	0.00	0.61	(0.84)	0.00	(0.13)	(0.97)

PIMCO Income Strategy Fund

07/01/2023 - 12/31/2023 +	$7.77		$0.40	$0.38	$(0.03)	$0.00	$0.75	$(0.49)	$0.00	$0.00	$(0.49)

06/30/2023	8.39		0.86	(0.44)	(0.09)	0.00	0.33	(0.98)	0.00	0.00	(0.98)

08/01/2021 - 6/30/2022 (i)	10.66		0.75	(2.11)	(0.02)	0.00	(1.38)	(0.90)	0.00	0.00	(0.90	) (j)

07/31/2021	9.46		0.91	1.32	(0.02)	0.00	2.21	(0.84)	0.00	(0.24)	(1.08)

07/31/2020	11.00		1.01	(1.52)	(0.04)	0.00	(0.55)	(0.97)	0.00	(0.11)	(1.08)

07/31/2019	11.14	(h)	0.90	0.02	(0.07)	0.00	0.85	(0.99)	0.00	(0.09)	(1.08)

07/31/2018	11.60		0.87	(0.19)	(0.06)	0.00	0.62	(1.07)	0.00	(0.01)	(1.08)

PIMCO Income Strategy Fund II

07/01/2023 - 12/31/2023 +	$6.85		$0.35	$0.39	$(0.04)	$0.00	$0.70	$(0.43)	$0.00	$0.00	$(0.43)

06/30/2023	7.38		0.76	(0.37)	(0.08)	0.00	0.31	(0.86)	0.00	0.00	(0.86)

08/01/2021 - 6/30/2022 (i)	9.42		0.67	(1.90)	(0.02)	0.00	(1.25)	(0.80)	0.00	0.00	(0.80	) (j)

07/31/2021	8.53		0.78	1.05	(0.02)	0.00	1.81	(0.75)	0.00	(0.21)	(0.96)

07/31/2020	9.91		0.86	(1.32)	(0.03)	0.00	(0.49)	(0.90)	0.00	(0.06)	(0.96)

07/31/2019	10.07	(h)	0.83	0.04	(0.05)	0.00	0.82	(1.03)	0.00	0.00	(1.03)

07/31/2018	10.33		0.79	(0.05)	(0.04)	0.00	0.70	(0.96)	0.00	0.00	(0.96)

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

			Common Share				Ratios/Supplemental Data
								Ratios to Average Net Assets (f) (k)
Increase Resulting from Common Share Offering	Offering Cost Charged to Paid in Capital	Increase Resulting from Tender of ARPS (c)	Net Asset Value End of Year or Period (a)		Market Price End of Year or Period	Total Investment Return (e)	Net Assets Applicable to Common Shareholders End of Year (000s)	Expense (g)		Expenses Excluding Waivers (g)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$0.13	$0.00	$0.04	$11.26		$13.24	(0.07)%	$1,680,845	2.34	%*	2.34	%*	0.77	%*	0.77	%*	10.79	%*	10%

0.25	0.00	0.00	10.83		14.00	27.06	1,532,891	2.23		2.23		0.78		0.78		11.80		35

0.15	0.00	0.00	11.21		12.51	(33.71)	1,361,439	1.13	*	1.13	*	0.77	*	0.77	*	9.86	*	58

0.42	0.00	0.00	14.40		20.56	46.75	1,643,538	1.06		1.06		0.76		0.76		9.60		58

0.47	(0.00)	0.00	12.44		15.34	(8.77)	1,248,837	1.30		1.30		0.82		0.82		10.20		34

0.15	0.00	0.02	14.66		18.60	14.48	1,291,233	1.35		1.35		0.80		0.80		9.44		22

0.12	0.00	0.00	14.80	(h)	17.95	16.78	1,219,515	1.26		1.26		0.81		0.81		8.73		19

$0.08	$0.00	$0.01	$11.57		$12.41	0.13%	$610,230	2.37	%*	2.37	%*	0.89	%*	0.89	%*	9.39	%*	10%

0.15	0.00	0.00	11.14		13.11	17.15	551,441	2.40		2.40		0.89		0.89		10.38		29

0.12	0.00	0.00	11.60		12.65	(27.59)	509,542	1.22	*	1.22	*	0.88	*	0.88	*	8.89	*	47

0.12	(0.00)	0.00	14.54		18.93	34.41	605,830	1.15		1.15		0.87		0.87		8.95		48

N/A	N/A	0.00	12.76		15.29	(7.72)	509,488	1.57		1.57		0.87		0.87		9.57		31

N/A	N/A	0.10	14.94		18.08	9.20	591,931	1.60		1.60		0.94		0.94		8.39		18

N/A	N/A	0.00	14.90	(h)	18.09	9.61	586,592	1.36		1.36		0.94		0.94		7.97		20

$0.00	$0.00	$0.00	$4.64		$4.99	6.27%	$704,727	2.86	%*	2.86	%*	0.86	%*	0.86	%*	9.52	%*	12%

0.02	0.00	0.00	4.51		5.00	9.20	667,041	2.70		2.70		0.92		0.92		10.14		27

0.00	0.00	0.00	4.72		5.17	(18.39)	640,448	1.18	*	1.18	*	0.86	*	0.86	*	9.30	*	37

N/A	N/A	0.00	5.92		6.95	47.82	792,773	1.14		1.14		0.86		0.86		9.96		60

N/A	N/A	0.00	5.01		5.18	(27.55)	664,144	1.73		1.73		0.86		0.86		11.42		40

N/A	N/A	0.04	6.38		8.03	3.57	835,988	1.86		1.86		0.91		0.91		9.74		20

N/A	N/A	0.00	6.54	(h)	8.67	13.13	847,052	1.48		1.48		0.90		0.90		9.30		27

$0.00	$0.00	$0.05	$8.08		$8.44	9.73%	$314,027	3.30	%*	3.30	%*	1.23	%*	1.23	%*	10.47	%*	9%

0.03	0.00	0.00	7.77		8.19	2.64	296,531	2.81		2.81		1.26		1.26		10.58		35

0.01	0.00	0.00	8.39		8.99	(21.16)	297,796	1.64	*	1.64	*	1.37	*	1.37	*	8.31	*	47

0.07	0.00	0.00	10.66		12.47	38.31	365,580	1.62		1.62		1.36		1.36		8.81		42

0.09	(0.00)	0.00	9.46		9.95	(7.65)	295,167	1.69		1.69		1.21		1.21		10.03		21

0.06	0.00	0.03	11.00		11.99	8.10	305,453	1.69		1.69		1.18		1.18		8.39		17

N/A	N/A	0.00	11.14	(h)	12.23	10.37	284,677	1.48		1.48		1.17		1.17		7.67		21

$0.00	$0.00	$0.00	$7.12		$7.23	6.80%	$603,305	3.07	%*	3.07	%*	1.17	%*	1.17	%*	10.45	%*	9%

0.02	0.00	0.00	6.85		7.21	2.62	577,280	2.57		2.57		1.22		1.22		10.60		33

0.01	0.00	0.00	7.38		7.92	(21.31)	581,955	1.54	*	1.54	*	1.29	*	1.29	*	8.32	*	45

0.04	0.00	0.00	9.42		11.01	37.03	723,617	1.54		1.54		1.29		1.29		8.58		38

0.07	(0.00)	0.00	8.53		8.88	(7.75)	605,851	1.62		1.62		1.15		1.15		9.49		21

0.04	0.00	0.01	9.91		10.70	11.03	632,927	1.66		1.66		1.12		1.12		8.57		17

N/A	N/A	0.00	10.07	(h)	10.70	9.19	600,890	1.41		1.41		1.10		1.10		7.79		18

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	15

Financial Highlights	(Cont.)

Ratios/Supplemental Data
	ARPS
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share (1)	Involuntary Liquidating Preference per Preferred Share (2)	Average Market Value per ARPS (3)

PIMCO Corporate & Income Opportunity Fund
7/1/2023 - 12/31/2023+	$85,525,000	$514,740	$25,000	N/A
6/30/2023	212,650,000	204,962	25,000	N/A
8/1/2021 - 6/30/2022 (i)	212,650,000	184,988	25,000	N/A
7/31/2021	212,650,000	218,218	25,000	N/A
7/31/2020	212,650,000	171,815	25,000	N/A
7/31/2019	212,650,000	176,730	25,000	N/A
7/31/2018	237,950,000	153,072	25,000	N/A

PIMCO Corporate & Income Strategy Fund
7/1/2023 - 12/31/2023+	$12,975,000	$1,198,363	$25,000	N/A
6/30/2023	23,525,000	610,350	25,000	N/A
8/1/2021 - 6/30/2022 (i)	23,525,000	566,333	25,000	N/A
7/31/2021	23,525,000	668,805	25,000	N/A
7/31/2020	23,525,000	566,423	25,000	N/A
7/31/2019	23,525,000	653,838	25,000	N/A
7/31/2018	55,525,000	289,023	25,000	N/A

PIMCO High Income Fund
7/1/2023 - 12/31/2023+	$43,525,000	$429,128	$25,000	N/A
6/30/2023	58,050,000	311,948	25,000	N/A
8/1/2021 - 6/30/2022 (i)	58,050,000	300,723	25,000	N/A
7/31/2021	58,050,000	366,413	25,000	N/A
7/31/2020	58,050,000	311,018	25,000	N/A
7/31/2019	58,050,000	384,900	25,000	N/A
7/31/2018	101,975,000	232,587	25,000	N/A

PIMCO Income Strategy Fund
7/1/2023 - 12/31/2023+	$10,100,000	$799,725	$25,000	N/A
6/30/2023	45,200,000	188,823	25,000	N/A
8/1/2021 - 6/30/2022 (i)	45,200,000	189,645	25,000	N/A
7/31/2021	45,200,000	227,165	25,000	N/A
7/31/2020	45,200,000	188,225	25,000	N/A
7/31/2019	45,200,000	193,873	25,000	N/A
7/31/2018	51,275,000	163,725	25,000	N/A

PIMCO Income Strategy Fund II
7/1/2023 - 12/31/2023+	$38,900,000	$411,598	$25,000	N/A
6/30/2023	87,425,000	189,850	25,000	N/A
8/1/2021 - 6/30/2022 (i)	87,425,000	191,350	25,000	N/A
7/31/2021	87,425,000	231,880	25,000	N/A
7/31/2020	87,425,000	198,210	25,000	N/A
7/31/2019	87,425,000	205,928	25,000	N/A
7/31/2018	92,450,000	187,429	25,000	N/A

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)	Auction Rate Preferred Shareholders (“ARPS”). See Note 14, Auction Rate Preferred Shares, in the Notes to Financial Statements for more information.
(d)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(e)
Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(f)
Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(g)
Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(h)	The NAV presented may differ from the NAV reported for the same period in other Fund materials.
(i)	Fiscal year end changed from July 31st to June 30th.
(j)
Total distributions for the period ended June 30, 2022 may be lower than prior fiscal years due to fiscal year end change resulting in a reduction of the amount of days in the period ended June 30, 2022.

(k)
Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

1
“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by ARPS, bears to the aggregate of the involuntary liquidation preference of ARPS, expressed as a dollar amount per ARPS.

2
“Involuntary Liquidating Preference“ means the amount to which a holder of ARPS would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

3
The ARPS have no readily ascertainable market value. Auctions for the ARPS have failed since February 2008, there is currently no active trading market for the ARPS and the Fund is not able to reliably estimate what their value would be in a third-party market sale. The liquidation value of the ARPS represents its liquidation preference, which approximates fair value of the shares less any accumulated unpaid dividends. See Note 14, Auction-Rate Preferred Shares, in the notes to Financial Statements for more information.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	17

Statements of Assets and Liabilities	December 31, 2023	(Unaudited)

(Amounts in thousands † , except per share amounts)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Assets:

Investments, at value
Investments in securities*	$1,951,459	$657,639	$777,023	$353,549	$712,867
Investments in Affiliates	172,175	60,652	76,487	30,831	43,551
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,217	983	2,533	693	1,363
Over the counter	1,046	325	407	182	360
Cash	3,747	1,111	813	585	1,287
Deposits with counterparty	47,168	17,114	15,550	10,692	16,314
Foreign currency, at value	799	1,314	2,378	546	172
Receivable for investments sold	4,668	7,567	4,638	8,832	13,555
Receivable for Fund shares sold	1,685	1,084	483	0	0
Interest and/or dividends receivable	31,714	10,713	12,994	5,903	11,632
Dividends receivable from Affiliates	575	227	295	105	121
Other assets	1,474	1,191	1,042	795	870
Total Assets	2,218,727	759,920	894,643	412,713	802,092

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$400,267	$121,590	$128,915	$79,851	$140,308
Financial Derivative Instruments
Exchange-traded or centrally cleared	716	417	1,870	344	742
Over the counter	6,139	793	790	349	861
Payable for investments purchased	2,936	462	392	1,207	5,138
Payable for investments in Affiliates purchased	653	263	340	119	137
Payable for TBA investments purchased	0	0	83	0	0
Payable for unfunded loan commitments	6,882	1,332	1,430	1,253	1,491
Deposits from counterparty	15,581	5,449	4,696	1,893	4,329
Distributions payable to common shareholders	17,651	5,884	7,237	3,157	6,087
Distributions payable to auction rate preferred shareholders	278	27	71	33	114
Accrued management fees	986	432	489	292	554
Foreign Capital Gains tax payable	32	11	15	8	14
Other liabilities	236	55	63	80	112
Total Liabilities	452,357	136,715	146,391	88,586	159,887

Commitments and contingent liabilities ^

Auction Rate Preferred Shares ^^	85,525	12,975	43,525	10,100	38,900

Net Assets Applicable to Common Shareholders	$1,680,845	$610,230	$704,727	$314,027	$603,305

Net Assets Applicable to Common Shareholders Consist of:

Par value ^^^	$1	$1	$2	$0	$1
Paid in capital in excess of par	2,201,068	771,704	1,064,740	421,159	829,612
Distributable earnings (accumulated loss)	(520,224)	(161,475)	(360,015)	(107,132)	(226,308)

Net Assets Applicable to Common Shareholders	$1,680,845	$610,230	$704,727	$314,027	$603,305

Net Asset Value per Common Share (a)	$11.26	$11.57	$4.64	$8.08	$7.12

Common Shares Outstanding	149,328	52,744	151,760	38,862	84,781

Auction Rate Preferred Shares Issued and Outstanding	3	1	2	0	2

Cost of investments in securities	$2,198,095	$737,258	$915,176	$407,606	$809,284
Cost of investments in Affiliates	$172,146	$60,640	$76,469	$30,823	$43,545
Cost of foreign currency held	$788	$1,309	$2,368	$550	$193
Cost or premiums of financial derivative instruments, net	$(13,147)	$(12,978)	$49,090	$(981)	$(6,127)

* Includes repurchase agreements of:	$133	$2,307	$406	$233	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 par value and $25,000 liquidation preference per share)
^^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Six Months Ended December 31, 2023 (Unaudited)
(Amounts in thousands † )	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Investment Income:

Interest, net of foreign taxes*	$99,998	$32,036	$39,234	$19,930	$37,913
Dividends	662	245	852	150	287
Dividends from Investments in Affiliates	765	406	425	210	227
Miscellaneous income	178	102	411	0	152
Total Income	101,603	32,789	40,922	20,290	38,579

Expenses:

Management fees	5,486	2,331	2,703	1,646	3,108
Trustee fees and related expenses	100	33	42	20	39
Interest expense	12,129	4,133	6,598	3,046	5,423
Auction agent fees and commissions	363	99	91	118	173
Auction rate preferred shares related expenses	0	0	0	7	8
Miscellaneous expense	9	1	4	13	1
Total Expenses	18,087	6,597	9,438	4,850	8,752

Net Investment Income (Loss)	83,516	26,192	31,484	15,440	29,827

Net Realized Gain (Loss):

Investments in securities	(48,721)	(15,911)	(23,959)	(11,062)	(23,422)
Investments in Affiliates	3	(1)	(2)	0	2
Exchange-traded or centrally cleared financial derivative instruments	(28,573)	(15,899)	(5,007)	(15,822)	(20,306)
Over the counter financial derivative instruments	(14,570)	(940)	(940)	(446)	(923)
Foreign currency	9,864	(181)	(865)	(555)	(924)

Net Realized Gain (Loss)	(81,997)	(32,932)	(30,773)	(27,885)	(45,573)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	105,310	39,254	49,961	23,048	48,569
Investments in Affiliates	30	12	18	8	6
Exchange-traded or centrally cleared financial derivative instruments	40,194	19,831	11,603	18,960	25,989
Over the counter financial derivative instruments	2,948	895	1,425	844	1,403
Foreign currency assets and liabilities	4	(349)	248	(249)	(404)

Net Change in Unrealized Appreciation (Depreciation)	148,486	59,643	63,255	42,611	75,563

Net Increase (Decrease) in Net Assets Resulting from Operations	$150,005	$52,903	$63,966	$30,166	$59,817

Distributions on Auction Rate Preferred Shares from Net Investment Income and/or Realized Capital Gains	$(7,520)	$(748)	$(2,118)	$(1,343)	$(3,211)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$142,485	$52,155	$61,848	$28,823	$56,606

* Foreign tax withholdings - Interest	$75	$27	$36	$18	$33

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	19

Statements of Changes in Net Assets

	PIMCO Corporate & Income Opportunity Fund		PIMCO Corporate & Income Strategy Fund

(Amounts in thousands † )	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$83,516	$172,905	$26,192	$55,626
Net realized gain (loss)	(81,997)	(35,606)	(32,932)	17,516
Net change in unrealized appreciation (depreciation)	148,486	(2,083)	59,643	(31,090)

Net Increase (Decrease) in Net Assets Resulting from Operations	150,005	135,216	52,903	42,052
Distributions on auction rate preferred shares from net investment income and/or realized capital gains	(7,520)	(16,159)	(748)	(1,430)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	142,485	119,057	52,155	40,622

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(103,034)	(206,451)	(34,212)	(69,905)

Total Distributions to Common Shareholders (a)	(103,034)	(206,451)	(34,212)	(69,905)

Auction-Rate Preferred Share Transactions*:

Net Increase (Decrease) resulting from tender of Auction Rate Preferred Shares	5,085	0	712	0

Common Share Transactions**:

Net proceeds from at-the-market offering	90,511	231,908	36,411	63,275
Net at-the-market offering costs	(83)	0	0	0
Issued as reinvestment of distributions	12,990	26,938	3,723	7,907

Total increase (decrease) resulting from common share transactions	103,418	258,846	40,134	71,182

Total increase (decrease) in net assets applicable to common shareholders	147,954	171,452	58,789	41,899

Net Assets Applicable to Common Shareholders:

Beginning of period	1,532,891	1,361,439	551,441	509,542
End of period	$1,680,845	$1,532,891	$610,230	$551,441

**Common Share Transactions:

Shares sold	6,806	17,855	2,923	4,922
Shares issued as reinvestment of distributions	1,000	2,199	307	650

Net increase (decrease) in common shares outstanding	7,806	20,054	3,230	5,572

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13 in the Notes to Financial Statements.
(a)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO High Income Fund		PIMCO Income Strategy Fund		PIMCO Income Strategy Fund II

Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

$31,484	$67,015	$15,440	$31,979	$29,827	$62,080
(30,773)	48,873	(27,885)	(7,689)	(45,573)	(19,897)
63,255	(65,222)	42,611	(9,012)	75,563	(10,669)

63,966	50,666	30,166	15,278	59,817	31,514
(2,118)	(3,528)	(1,343)	(3,420)	(3,211)	(6,612)

61,848	47,138	28,823	11,858	56,606	24,902

(42,969)	(81,236)	(18,789)	(36,222)	(36,449)	(70,331)

(42,969)	(81,236)	(18,789)	(36,222)	(36,449)	(70,331)

980	0	2,018	0	2,790	0

13,586	51,682	3,609	19,502	295	33,369
0	0	0	0	0	0
4,241	9,009	1,835	3,597	2,783	7,385

17,827	60,691	5,444	23,099	3,078	40,754

37,686	26,593	17,496	(1,265)	26,025	(4,675)

667,041	640,448	296,531	297,796	577,280	581,955
$704,727	$667,041	$314,027	$296,531	$603,305	$577,280

2,860	10,509	455	2,223	43	4,415
928	1,908	238	439	409	1,025

3,788	12,417	693	2,662	452	5,440

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	21

Statements of Cash Flows

Six Months Ended December 31, 2023 (Unaudited)
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$150,005	$52,903	$63,966	$30,166	$59,817

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(315,368)	(96,355)	(119,988)	(34,005)	(73,500)
Proceeds from sales of long-term securities	272,479	85,850	113,127	57,233	98,883
(Purchases) Proceeds from sales of short-term portfolio investments, net	(45,695)	(25,013)	(24,987)	(8,096)	(12,530)
(Increase) decrease in deposits with counterparty	8,212	2,344	1,656	2,579	2,665
(Increase) decrease in receivable for investments sold	55,541	(523)	4,900	(5,800)	(8,438)
(Increase) decrease in interest and/or dividends receivable	4,709	1,940	3,067	1,087	1,743
(Increase) decrease in dividends receivable from Affiliates	(575)	(227)	(295)	(105)	(121)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	10,114	3,333	5,339	2,795	4,839
Proceeds from (Payments on) over the counter financial derivative instruments	(14,873)	(784)	(764)	(369)	(768)
(Increase) decrease in other assets	(34)	(146)	93	(46)	(45)
Increase (decrease) in payable for investments purchased	(25,236)	(3,876)	(10,762)	(408)	2,613
Increase (decrease) in payable for unfunded loan commitments	(11,816)	(2,775)	(4,058)	(2,394)	(3,963)
Increase (decrease) in deposits from counterparty	13,988	4,462	3,446	1,730	3,971
Increase (decrease) in accrued management fees	(11)	22	4	(10)	(1)
Proceeds from (Payments on) foreign currency transactions	10,194	(134)	(576)	(507)	(832)
Increase (decrease) in foreign capital gains tax payable	(30)	(11)	(15)	(7)	(13)
Increase (decrease) in other liabilities	234	55	62	79	111
Net Realized (Gain) Loss
Investments in securities	48,721	15,911	23,959	11,062	23,422
Investments in Affiliates	(3)	1	2	0	(2)
Exchange-traded or centrally cleared financial derivative instruments	28,573	15,899	5,007	15,822	20,306
Over the counter financial derivative instruments	14,570	940	940	446	923
Foreign currency	(9,864)	181	865	555	924
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(105,310)	(39,254)	(49,961)	(23,048)	(48,569)
Investments in Affiliates	(30)	(12)	(18)	(8)	(6)
Exchange-traded or centrally cleared financial derivative instruments	(40,194)	(19,831)	(11,603)	(18,960)	(25,989)
Over the counter financial derivative instruments	(2,948)	(895)	(1,425)	(844)	(1,403)
Foreign currency assets and liabilities	(4)	349	(248)	249	404
Net amortization (accretion) on investments	(17,077)	(5,234)	(6,397)	(3,077)	(6,102)

Net Cash Provided by (Used for) Operating Activities	28,272	(10,880)	(4,664)	26,119	38,339

Cash Flows Received from (Used for) Financing Activities:

Payments resulting from tender of Auction Rate Preferred Shares	(122,040)	(9,838)	(13,545)	(33,082)	(45,735)
Net proceeds from at-the-market offering	88,826	35,327	13,103	3,609	295
Net at-the-market offering cost	(83)	0	0	0	0
Increase (decrease) in overdraft due to custodian	(488)	0	(244)	0	0
Cash distributions paid*	(89,187)	(30,170)	(38,586)	(16,904)	(33,631)
Cash distributions paid to auction rate preferred shareholders	(7,538)	(748)	(2,112)	(1,362)	(3,218)
Proceeds from reverse repurchase agreements	1,171,219	384,533	444,475	237,995	513,438
Payments on reverse repurchase agreements	(1,067,570)	(366,597)	(397,795)	(215,960)	(469,110)

Net Cash Received from (Used for) Financing Activities	(26,861)	12,507	5,296	(25,704)	(37,961)

Net Increase (Decrease) in Cash and Foreign Currency	1,411	1,627	632	415	378

Cash and Foreign Currency:

Beginning of period	3,135	798	2,559	716	1,081
End of period	$4,546	$2,425	$3,191	$1,131	$1,459

*Reinvestment of distributions	$12,990	$3,723	$4,241	$1,835	$2,783

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$11,255	$3,924	$6,198	$3,038	$5,391
Non-Cash Payment In-Kind	$4,145	$1,027	$1,276	$606	$1,184

†	A zero balance may reflect actual amounts rounding to less than one thousand.
A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 35.9%

Altar Bidco, Inc.
10.813% due 02/01/2030		$3,450	$3,424

American Airlines, Inc.
10.427% due 04/20/2028		7,557	7,775

Amsurg
13.258% due 09/15/2028 «		22,926	22,926

AP Core Holdings LLC
10.970% due 09/01/2027		34,377	33,671

BDO U.S.A. PC
11.356% due 08/31/2028 «		6,876	6,848

Carnival Corp.
7.593% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	17,380	19,246

Comexposium
4.969% (EUR012M + 4.000%) due 03/28/2026 ~		24,800	23,737

Diamond Sports Group LLC
TBD% - 15.420% due 05/25/2026		$30,875	23,387

DirecTV Financing LLC
10.650% due 08/02/2027		5,157	5,167

Encina Private Credit LLC
TBD% - 9.241% due 11/30/2025 «µ		10,787	10,561

Endure Digital, Inc.
9.422% due 02/10/2028		6,929	6,807

Envalior Finance GmbH
9.448% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	5,400	5,476
10.883% due 03/29/2030		$8,436	7,786

Finastra U.S.A., Inc.
0.500% - 12.616% due 09/13/2029 «µ		282	282
0.500% - 12.616% due 09/13/2029 «		2,718	2,714

Forward Air Corp.
9.856% due 12/19/2030		7,400	7,036

Gateway Casinos & Entertainment Ltd.
13.548% due 10/15/2027		15,218	15,230
13.588% (CDOR03M + 8.000%) due 10/18/2027 ~	CAD	9,116	6,885

GIP Blue Holding LP
9.970% due 09/29/2028		$1	1

iHeartCommunications, Inc.
8.720% due 05/01/2026		2,010	1,733

Incora
TBD% - 13.988% due 03/01/2024 «		15,294	16,228

Ivanti Software, Inc.
9.907% due 12/01/2027		30,756	29,278

Lealand Finance Co. BV
8.470% due 06/28/2024 «		189	132

Lealand Finance Co. BV (6.431% Cash and 3.000% PIK)
9.431% due 06/30/2025 (c)		2,181	912

Lifepoint Health, Inc.
11.168% due 11/16/2028		9,267	9,257

Magenta Buyer LLC
10.645% due 07/27/2028		2,494	1,785

Market Bidco Ltd.
10.042% (SONIA03M + 4.750%) due 11/04/2027 ~	GBP	24,749	30,617

MPH Acquisition Holdings LLC
9.900% due 09/01/2028		$22,787	22,033

Naked Juice LLC
11.448% due 01/24/2030		2,200	1,792

Obol France 3 SAS
8.864% (EUR006M + 4.750%) due 12/31/2025 ~	EUR	14,192	14,564

Oi SA
TBD% - 14.000% due 09/07/2024 µ		$12,731	12,731

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Poseidon Bidco SASU
9.175% (EUR003M + 5.250%) due 09/30/2028 ~	EUR	15,800	$17,464

Promotora de Informaciones SA
9.192% (EUR003M + 5.220%) due 12/31/2026 ~		43,000	45,274

Promotora de Informaciones SA (6.942% Cash and 5.000% PIK)
11.942% (EUR003M + 5.305%) due 06/30/2027 «~(c)		3,640	3,710

PUG LLC
8.970% due 02/12/2027		$14,254	14,061
9.720% due 02/12/2027 «		9,849	9,800

Radiate Holdco LLC
8.720% due 09/25/2026		7,227	5,821

Rising Tide Holdings, Inc.
14.356% due 06/01/2026 «		144	138

Star Parent, Inc.
9.348% due 09/27/2030		7,400	7,331

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026	EUR	61,987	28,630

Syniverse Holdings, Inc.
12.348% due 05/13/2027		$41,548	36,744

Team Health Holdings, Inc.
10.633% due 03/02/2027		7,000	5,366

Telemar Norte Leste SA
1.750% due 02/26/2035		17,631	882
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		17,324	866

U.S. Renal Care, Inc.
10.470% due 06/20/2028		44,684	34,072

Veritas U.S., Inc.
10.470% due 09/01/2025		23,767	19,831

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		1,735	1,284

Windstream Services LLC
9.448% due 02/23/2027		14,910	14,761
11.706% due 09/21/2027		7,410	7,031

Total Loan Participations and Assignments (Cost $624,712)			603,087

CORPORATE BONDS & NOTES 38.1%

BANKING & FINANCE 13.5%

ADLER Real Estate AG
3.000% due 04/27/2026	EUR	400	337

Agps Bondco PLC
4.625% due 01/14/2026		12,300	4,803
5.500% due 11/13/2026		8,000	3,111

AIB Group PLC
6.608% due 09/13/2029 (l)		$1,000	1,055

Ally Financial, Inc.
6.848% due 01/03/2030		2,800	2,879

Armor Holdco, Inc.
8.500% due 11/15/2029 (l)		14,000	12,713

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	15,890	17,125
7.708% due 01/18/2028 •		8,500	9,408
8.000% due 01/22/2030 •		3,909	4,353
8.500% due 09/10/2030 •		4,500	5,007
10.500% due 07/23/2029 (l)		6,159	7,484

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,600	420

Barclays PLC
2.894% due 11/24/2032 •(l)		$200	164
6.224% due 05/09/2034 (l)		2,980	3,092
6.490% due 09/13/2029		700	729
6.692% due 09/13/2034 (l)		1,500	1,605
7.437% due 11/02/2033 •(l)		4,870	5,457

BOI Finance BV
7.500% due 02/16/2027 (l)	EUR	7,100	7,225

BPCE SA
7.003% due 10/19/2034 (l)		$6,000	6,528

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brandywine Operating Partnership LP
3.950% due 11/15/2027		$200	$179
7.800% due 03/15/2028		200	203

CaixaBank SA
6.208% due 01/18/2029 •(l)		2,300	2,348
6.840% due 09/13/2034		1,300	1,374

CBRE Services, Inc.
5.950% due 08/15/2034 (l)		2,100	2,208

Corsair International Ltd.
8.802% due 01/28/2027 •	EUR	1,300	1,435
9.152% due 01/28/2029 •		1,100	1,214

Cosaint Re Pte. Ltd.
15.172% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$1,900	1,897

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026 ^(d)		300	23
3.125% due 10/22/2025 ^(d)		200	17
4.800% due 08/06/2030 ^(d)		200	17
6.150% due 09/17/2025 ^(d)		200	17
8.000% due 01/27/2024 ^(d)		300	24

Credit Suisse AG AT1 Claim		6,636	796

Deutsche Bank AG
6.720% due 01/18/2029 •(l)		1,300	1,362
6.819% due 11/20/2029 (l)		1,200	1,264

East Lane Re Ltd.
14.582% due 03/31/2026		300	301

EPR Properties
3.600% due 11/15/2031		100	83
3.750% due 08/15/2029		100	88
4.500% due 06/01/2027		400	378
4.950% due 04/15/2028		200	190

Essential Properties LP
2.950% due 07/15/2031 (l)		500	394

GSPA Monetization Trust
6.422% due 10/09/2029		4,416	4,288

Hampton Roads PPV LLC
6.171% due 06/15/2053		1,800	1,535

Hestia Re Ltd.
14.702% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		1,878	1,773

Highwoods Realty LP
3.050% due 02/15/2030		100	83

Hudson Pacific Properties LP
3.250% due 01/15/2030		300	221
3.950% due 11/01/2027		200	168
4.650% due 04/01/2029 (l)		400	325
5.950% due 02/15/2028 (l)		1,100	974

Intesa Sanpaolo SpA
7.200% due 11/28/2033		1,400	1,493
7.800% due 11/28/2053 (l)		2,400	2,637
8.248% due 11/21/2033 •(l)		14,304	15,534

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	1,300	1,304

Kilroy Realty LP
2.650% due 11/15/2033		$200	152
4.250% due 08/15/2029		100	92
4.750% due 12/15/2028		200	191

Long Walk Reinsurance Ltd.
9.750% due 01/30/2031		1,900	1,901

LPL Holdings, Inc.
6.750% due 11/17/2028		2,400	2,560

Sanders Re Ltd.
17.092% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		3,241	2,553

Seazen Group Ltd.
6.000% due 08/12/2024		200	112

Societe Generale SA
6.446% due 01/10/2029 •(l)		3,400	3,520
6.691% due 01/10/2034 •(l)		7,100	7,505

SVB Financial Group
1.800% due 02/02/2031 ^(d)		3,224	2,141
2.100% due 05/15/2028 ^(d)		500	329
3.125% due 06/05/2030 ^(d)		500	329
3.500% due 01/29/2025 ^(d)		200	132

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	23

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.345% due 04/29/2028 ^(d)		$1,300	$862
4.570% due 04/29/2033 ^(d)		4,200	2,777

UBS Group AG
5.959% due 01/12/2034 •(l)		4,700	4,863
6.442% due 08/11/2028 •(l)		4,000	4,157
6.537% due 08/12/2033 •(l)		2,300	2,456

Uniti Group LP
6.000% due 01/15/2030 (l)		20,566	14,394
10.500% due 02/15/2028 (l)		10,171	10,320

Ursa Re Ltd.
14.582% due 12/07/2026		2,300	2,289

VICI Properties LP
3.875% due 02/15/2029 (l)		3,300	3,034
4.500% due 09/01/2026 (l)		4,050	3,923
4.500% due 01/15/2028 (l)		3,050	2,912
5.750% due 02/01/2027 (l)		600	602

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(d)		20,412	11,099

Yosemite Re Ltd.
15.310% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		1,790	1,844

			226,691

INDUSTRIALS 21.4%

Air Canada Pass-Through Trust
5.250% due 10/01/2030 (l)		997	978

Altice Financing SA
5.750% due 08/15/2029 (l)		1,351	1,201

Altice France Holding SA
10.500% due 05/15/2027 (l)		12,200	7,913

American Airlines Pass-Through Trust
3.350% due 04/15/2031 (l)		1,053	953
3.375% due 11/01/2028 (l)		403	369
3.700% due 04/01/2028 (l)		1,690	1,574

British Airways Pass-Through Trust
4.250% due 05/15/2034		50	47

CAB SELAS
3.375% due 02/01/2028	EUR	5,430	5,358

Carvana Co. (12.000% PIK)
12.000% due 12/01/2028 (c)(l)		$1,779	1,440

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (c)(l)		15,885	12,684

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (c)(l)		15,522	12,543

CGG SA
7.750% due 04/01/2027 (l)	EUR	13,419	13,710
7.750% due 04/01/2027		3,100	3,167
8.750% due 04/01/2027 (l)		$8,648	7,886

CVS Pass-Through Trust
7.507% due 01/10/2032 (l)		1,258	1,324

DISH DBS Corp.
5.250% due 12/01/2026 (l)		10,002	8,588
5.750% due 12/01/2028 (l)		17,500	13,991

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (c)		134	24

Ford Motor Co.
7.700% due 05/15/2097 (l)		18,556	20,083

GN Bondco LLC
9.500% due 10/15/2031 (l)		4,700	4,595

Greene King Finance PLC
7.139% (SONIO/N + 1.919%) due 12/15/2034 ~	GBP	350	352

HCA, Inc.
7.500% due 11/15/2095 (l)		$4,800	5,431

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (l)		33,857	32,337

Inter Media & Communication SpA
6.750% due 02/09/2027 (l)	EUR	7,000	7,469

Legacy LifePoint Health LLC
4.375% due 02/15/2027 (l)		$1,000	924

LifePoint Health, Inc.
9.875% due 08/15/2030 (l)		2,600	2,631
11.000% due 10/15/2030 (l)		6,600	6,959

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Market Bidco Finco PLC
4.750% due 11/04/2027 (l)	EUR	1,800	$1,787

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 (l)		$1,700	1,286
11.750% due 10/15/2028 (l)		1,500	1,615

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (l)		21,100	19,739

NPC Ukrenergo
6.875% due 11/09/2028		1,000	272

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/29/2024 (g)(i)		1,279	44

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029 (l)	EUR	6,300	5,970

Petroleos Mexicanos
6.700% due 02/16/2032 (l)		$9,094	7,557
6.840% due 01/23/2030 (l)		2,300	1,997

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (l)		3,412	3,330

Prosus NV
1.985% due 07/13/2033 (l)	EUR	1,100	901
2.778% due 01/19/2034 (l)		1,600	1,382

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(d)	GBP	1,500	1,243

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		$3,656	3,376
5.750% due 09/30/2039 (l)		24,109	24,004

Transocean Aquila Ltd.
8.000% due 09/30/2028 (l)		1,200	1,219

U.S. Renal Care, Inc.
10.625% due 06/28/2028		3,751	2,879

United Airlines Pass-Through Trust
4.150% due 02/25/2033		73	67

Valaris Ltd.
8.375% due 04/30/2030 (l)		7,821	8,020

Vale SA
0.000% due 12/29/2049 ~(i)	BRL	250,000	18,195

Venture Global LNG, Inc.
8.125% due 06/01/2028		$200	202
8.375% due 06/01/2031 (l)		700	701
9.500% due 02/01/2029		1,300	1,376

Veritas U.S., Inc.
7.500% due 09/01/2025 (l)		7,630	6,305

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(c)(d)		62,397	56,781

Windstream Escrow LLC
7.750% due 08/15/2028 (l)		17,165	15,052

			359,831

UTILITIES 3.2%

FORESEA Holding SA
7.500% due 06/15/2030 (l)		562	521
7.500% due 06/15/2030		784	726

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		6,900	3,489

NGD Holdings BV
6.750% due 12/31/2026		1,261	897

Oi SA
10.000% due 07/27/2025 ^(d)		64,484	3,224

Pacific Gas & Electric Co.
3.750% due 08/15/2042		46	34
4.000% due 12/01/2046		1,006	739
4.200% due 03/01/2029 (l)		4,200	3,974
4.300% due 03/15/2045 (l)		257	202
4.450% due 04/15/2042		2,491	2,016
4.500% due 12/15/2041		65	51
4.750% due 02/15/2044 (l)		9,791	8,197
4.950% due 07/01/2050 (l)		7,538	6,455
6.950% due 03/15/2034		1,200	1,320

Peru LNG SRL
5.375% due 03/22/2030 (l)		18,496	15,322

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vistra Operations Co. LLC
6.950% due 10/15/2033 (l)	$6,600	$6,954

		54,121

Total Corporate Bonds & Notes (Cost $727,724)		640,643

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%

DISH Network Corp.
3.375% due 08/15/2026	5,900	3,157

Total Convertible Bonds & Notes (Cost $5,900)		3,157

MUNICIPAL BONDS & NOTES 2.2%

CALIFORNIA 0.2%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.850% due 06/01/2050	890	825
4.214% due 06/01/2050	2,400	1,813

		2,638

MICHIGAN 0.2%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	4,560	3,388

PUERTO RICO 1.4%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (l)	10,174	5,558
0.000% due 11/01/2051 (l)	36,078	18,165

		23,723

WEST VIRGINIA 0.4%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	78,700	6,974

Total Municipal Bonds & Notes (Cost $37,074)		36,723

U.S. GOVERNMENT AGENCIES 1.4%

Fannie Mae
3.000% due 01/25/2042 (a)	105	4
3.500% due 02/25/2033 (a)	823	69
4.500% due 07/25/2050 (a)(l)	4,288	898
5.000% due 02/25/2036 ~(a)	196	27

Freddie Mac
0.000% due 02/15/2036 - 03/15/2044 •(l)	9,257	7,706
0.000% due 09/15/2042 ~(l)	711	391
0.000% due 03/15/2043 •	69	47
1.647% due 02/15/2034 •(a)	820	79
3.000% due 12/25/2050 (a)(l)	7,117	1,108
3.500% due 10/15/2035 (a)(l)	849	83
5.992% due 11/25/2055 «~(l)	13,435	8,435
13.002% due 12/25/2027 •	3,766	3,963

Ginnie Mae
1.278% due 01/20/2042 •(a)	785	78
3.500% due 09/16/2041 - 06/20/2042 (a)	333	41

Total U.S. Government Agencies (Cost $25,545)		22,929

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.4%

Adjustable Rate Mortgage Trust
5.810% due 05/25/2036 •	1,433	564
6.620% due 01/25/2035 •	2,340	2,115

Atrium Hotel Portfolio Trust
7.159% due 12/15/2036 ~	12,835	11,790

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
5.500% due 01/25/2036 «	$47	$45
5.710% due 06/26/2036 •	4,242	3,605
6.000% due 07/25/2037	303	247

BCAP LLC Trust
3.544% due 03/27/2036 ~	2,262	1,607
4.533% due 03/26/2037 þ	1,190	1,689
4.786% due 02/26/2036 ~	1,279	1,153
7.000% due 12/26/2036 ~	1,782	1,092

Bear Stearns ALT-A Trust
4.235% due 08/25/2036 ~	1,973	998
4.492% due 11/25/2036 ~	464	242
4.517% due 08/25/2046 ~	2,506	1,775
4.708% due 09/25/2035 ~	432	236
5.132% due 11/25/2034 «~	171	156

Bear Stearns Asset-Backed Securities Trust
5.870% due 04/25/2037 •	7,493	6,277

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	111	109

Benchmark Mortgage Trust
2.760% due 02/15/2054 ~	8,388	4,285

Beneria Cowen & Pritzer Collateral Funding Corp.
6.673% due 06/15/2038 (l)	450	383

BFLD Trust
8.426% due 10/15/2035	930	235
9.176% due 10/15/2035 •	4,700	500
9.676% due 10/15/2035	2,900	95

Braemar Hotels & Resorts Trust
7.934% due 06/15/2035 •	3,910	3,677

BX Trust
7.063% due 10/15/2036 (l)	2,200	2,132

CALI Mortgage Trust
3.957% due 03/10/2039 (l)	8,200	6,897

CD Mortgage Trust
5.688% due 10/15/2048	549	492

Chase Mortgage Finance Trust
4.876% due 12/25/2035 «~	7	6
6.000% due 02/25/2037	1,188	474
6.000% due 03/25/2037	280	158
6.000% due 07/25/2037	1,016	475

Citigroup Commercial Mortgage Trust
5.442% due 12/10/2049 ~	212	137

Citigroup Mortgage Loan Trust
4.203% due 03/25/2037 ~	233	200
4.752% due 04/25/2037 ~	1,211	1,030
4.984% due 11/25/2035 ~	10,404	5,781
6.000% due 11/25/2036 ~	8,870	5,029

CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037	1,000	911
5.750% due 04/25/2037 «	124	110

Colony Mortgage Capital Ltd.
7.151% due 11/15/2038 •	1,125	1,047
7.500% due 11/15/2038 •	4,100	3,769
8.196% due 11/15/2038 ~	3,150	2,833

Commercial Mortgage Loan Trust
6.589% due 12/10/2049 ~	717	79

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ~	1,356	753

Countrywide Alternative Loan Trust
0.000% due 04/25/2037 •(a)	13,395	1,068
1.575% due 02/25/2036 •	834	680
4.120% due 06/25/2037 ~	704	648
5.500% due 03/25/2035	377	164
5.500% due 09/25/2035	2,808	1,894
5.750% due 01/25/2035	216	208
5.750% due 02/25/2035	321	222
5.892% due 03/20/2046 •	2,374	1,928
6.000% due 02/25/2035	440	329
6.000% due 04/25/2036	1,184	577
6.000% due 05/25/2036	2,782	1,407
6.000% due 02/25/2037	1,976	1,018
6.000% due 04/25/2037	4,030	1,953
6.000% due 08/25/2037 •	6,398	3,363
6.010% due 08/25/2035 •	215	110
6.250% due 10/25/2036	1,406	819
6.250% due 12/25/2036 •	2,343	1,000

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 08/25/2036		$657	$214
6.500% due 09/25/2036		315	169

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/2037		409	183
6.000% due 04/25/2036 «		244	142

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036		904	487

Credit Suisse Mortgage Capital Trust
6.876% due 07/15/2038 •		1,000	885
9.794% due 07/15/2032 ~		2,227	1,970

DBGS Mortgage Trust
6.871% due 10/15/2036 •(l)		1,000	949

Eurosail PLC
6.689% due 06/13/2045 •	GBP	4,487	4,453
9.339% due 06/13/2045 •		1,394	1,426

First Horizon Alternative Mortgage Securities Trust
6.250% due 11/25/2036		$940	294

Freddie Mac
10.837% due 01/25/2034 •		5,000	5,326
13.137% due 11/25/2041 ~		8,800	9,345

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~		9,200	8,258
6.609% due 07/15/2035 (l)		1,298	981
8.762% due 08/15/2039 ~(l)		2,600	2,622

GSR Mortgage Loan Trust
3.948% due 03/25/2037 ~		1,180	652
4.579% due 11/25/2035 ~		461	385

Hilton USA Trust
2.828% due 11/05/2035 (l)		2,100	1,688

HomeBanc Mortgage Trust
6.670% due 03/25/2035 «•		67	43

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037		6,485	2,071

Jackson Park Trust
3.242% due 10/14/2039 ~		3,368	2,576

JP Morgan Alternative Loan Trust
3.948% due 03/25/2037 ~		3,907	3,565

JP Morgan Chase Commercial Mortgage Securities Trust
5.958% due 04/15/2037 •(l)		976	900
6.469% due 04/15/2037 •		5,858	5,176
7.235% due 10/05/2040 (l)		1,600	1,643
8.726% due 02/15/2035 •		5,066	4,833

JP Morgan Mortgage Trust
4.048% due 06/25/2036 «~		303	200
4.704% due 02/25/2036 ~		842	573
5.099% due 01/25/2037 ~		381	332
5.330% due 10/25/2035 «~		10	10

Lehman Mortgage Trust
6.000% due 07/25/2037 «		45	40

Lehman XS Trust
5.910% due 06/25/2047 •		1,397	1,242

MASTR Alternative Loan Trust
6.750% due 07/25/2036		2,815	1,007

Merrill Lynch Mortgage Investors Trust
3.853% due 03/25/2036 ~		1,977	1,072

Morgan Stanley Bank of America Merrill Lynch Trust
3.708% due 05/15/2046		2,170	1,713

Morgan Stanley Capital Trust
7.276% due 12/15/2036 •(l)		8,125	3,008
8.209% due 07/15/2035 ~		4,296	4,134

Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032 (l)		7,797	6,062
3.790% due 11/15/2032 ~		1,000	849

New Orleans Hotel Trust
6.998% due 04/15/2032 •		2,200	2,074

NYO Commercial Mortgage Trust
6.571% due 11/15/2038 •(l)		1,000	925
8.021% due 11/15/2038 •		2,500	1,630

RBSSP Resecuritization Trust
5.690% due 10/27/2036 •		3,609	1,128
5.697% due 08/27/2037 •		8,000	3,804

Residential Accredit Loans, Inc. Trust
5.850% due 08/25/2036 •		291	287

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.930% due 05/25/2037 «•		$162	$137
6.000% due 08/25/2036		282	233
6.000% due 05/25/2037		993	763

Residential Asset Securitization Trust
5.750% due 02/25/2036		295	115
6.000% due 02/25/2037		1,464	597
6.250% due 09/25/2037		4,631	1,959

Residential Funding Mortgage Securities, Inc. Trust
4.745% due 02/25/2037 ~		1,384	967

SG Commercial Mortgage Securities Trust
2.937% due 03/15/2037		3,400	3,022

Stratton Mortgage Funding PLC
8.221% due 07/20/2060 •	GBP	9,600	12,228
8.471% due 07/20/2060		11,607	14,781

Structured Adjustable Rate Mortgage Loan Trust
4.540% due 01/25/2036 ~		$3,788	1,910
4.562% due 07/25/2035 ~		792	674
5.448% due 11/25/2036 ~		1,988	1,661

Structured Asset Mortgage Investments Trust
5.590% due 08/25/2036 •		70	60

SunTrust Adjustable Rate Mortgage Loan Trust
4.150% due 04/25/2037 ~		192	116
4.848% due 02/25/2037 ~		145	122
5.068% due 02/25/2037 ~		1,412	1,229

VASA Trust
6.376% due 07/15/2039 •(l)		1,000	906

Wachovia Mortgage Loan Trust LLC
1.823% due 08/25/2036 •		2,254	793

WaMu Mortgage Pass-Through Certificates Trust
3.704% due 02/25/2037 ~		479	402
3.769% due 07/25/2037 ~		381	311
3.972% due 10/25/2036 ~		682	593
4.549% due 07/25/2037 ~		824	688

Washington Mutual Mortgage Pass-Through Certificates Trust
5.852% due 05/25/2047 «•		114	15
6.000% due 10/25/2035		862	648
6.000% due 03/25/2036		960	899
6.000% due 02/25/2037		2,291	1,851

WSTN Trust
7.690% due 07/05/2037 (l)		3,700	3,662
8.455% due 07/05/2037		3,700	3,673
9.835% due 07/05/2037		3,000	2,969

Total Non-Agency Mortgage-Backed Securities (Cost $267,224)			241,886

ASSET-BACKED SECURITIES 8.3%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	623

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.820% due 03/25/2033 «•		$34	31

Apidos CLO
0.000% due 01/20/2031 ~		8,800	2,783

Belle Haven ABS CDO Ltd.
5.926% due 07/05/2046 •		324,260	32

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		6,000	1,012

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,100	850
0.000% due 10/22/2031 ~		3,000	665

Cork Street CLO DAC
0.000% due 11/27/2028 ~	EUR	700	129

Countrywide Asset-Backed Certificates Trust
5.815% due 05/25/2037		$7,766	5,110

Crown City CLO
0.000% due 04/20/2035 ~		1,600	977

Dryden CLO Ltd.
0.000% due 07/17/2031 ~		14,311	5,009

First Franklin Mortgage Loan Trust
5.790% due 10/25/2036 ~		2,759	1,778

Fremont Home Loan Trust
5.620% due 01/25/2037 •		5,229	2,376
5.950% due 02/25/2036 •		12,441	8,371

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	25

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Glacier Funding CDO Ltd.
8.770% due 08/04/2035 •		$7,164	$833

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	477	0

GSAMP Trust
5.610% due 12/25/2036 •		$1,295	681

Home Equity Mortgage Loan Asset-Backed Trust
5.630% due 07/25/2037 •		2,467	1,333

JP Morgan Mortgage Acquisition Trust
6.330% due 07/25/2036 þ		97	28

LNR CDO Ltd.
5.751% due 02/28/2043 •		3,114	32

Long Beach Mortgage Loan Trust
6.070% due 01/25/2036 •		3,912	3,649

MAN GLG U.S. CLO Ltd.
0.000% due 07/15/2034 ~		1,100	726

Marble Point CLO Ltd.
0.000% due 01/22/2052		5,200	3,216

Marlette Funding Trust
0.000% due 09/17/2029 «(g)		15	424

Merrill Lynch Mortgage Investors Trust
3.900% due 03/25/2037 þ		5,970	1,330
5.790% due 04/25/2037 •		1,535	746

Morgan Stanley ABS Capital, Inc. Trust
5.620% due 10/25/2036 •		5,541	2,895

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ~		719	404

N-Star REL CDO Ltd.
5.877% due 02/01/2041 •		415	232

Orient Point CDO Ltd.
5.863% due 10/03/2045 •		114,425	36,416

Pagaya AI Debt Selection Trust
3.270% due 05/15/2029		6,025	5,074
8.491% due 06/16/2031		6,200	6,289

PRET LLC
8.112% due 11/25/2053 þ		986	1,002

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		11,496	3,116
7.238% due 09/25/2037 þ		7,761	3,308

Securitized Asset-Backed Receivables LLC Trust
5.890% due 03/25/2036 •		11,151	10,313

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)		8	4,251

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		7	1,577

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		3	819
0.000% due 10/15/2048 «(g)		3	933

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		7,500	617
0.000% due 07/25/2040 «(g)		38	403
0.000% due 09/25/2040 «(g)		3,226	392

Structured Asset Investment Loan Trust
6.445% due 06/25/2035 ~		3,670	3,100

Taberna Preferred Funding Ltd.
6.014% due 12/05/2036 •		9,925	8,684
6.034% due 08/05/2036 •		8,813	7,932

Total Asset-Backed Securities (Cost $229,396)			140,501

SOVEREIGN ISSUES 3.9%

Argentina Government International Bond
0.750% due 07/09/2030 þ		9,499	3,647
1.000% due 07/09/2029		1,352	540
3.500% due 07/09/2041 þ		17,491	5,975
3.625% due 07/09/2035 þ		355	121
3.625% due 07/09/2035 þ(l)		9,105	3,005
3.625% due 07/09/2046 þ		115	40
4.250% due 01/09/2038 þ		22,691	9,021

Argentina Treasury Bond BONCER
4.000% due 10/14/2024	ARS	194,594	321

Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	352,800	6,372
13.000% due 01/30/2026		369,300	6,688

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominican Republic International Bond
11.250% due 09/15/2035	DOP	204,300	$3,807
13.625% due 02/03/2033		51,300	1,078

Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		$1,100	494
7.875% due 02/11/2035 ^(d)		1,300	572
8.750% due 03/11/2061 ^(d)		400	174
10.750% due 10/14/2030		800	506

Provincia de Buenos Aires
129.126% due 04/12/2025	ARS	857,105	713

Romania Government International Bond
5.500% due 09/18/2028	EUR	2,600	2,956
6.375% due 09/18/2033		2,600	3,041

Russia Government International Bond
5.625% due 04/04/2042 ^(d)		$13,400	9,010
5.875% due 09/16/2043 ^(d)		200	126

State Agency of Roads of Ukraine
6.250% due 06/24/2030		1,300	335

Ukraine Government International Bond
4.375% due 01/27/2032	EUR	17,523	4,024
7.750% due 09/01/2024		$9,800	3,009

Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		70	11
9.250% due 09/15/2027 ^(d)		598	114

Total Sovereign Issues (Cost $95,960)			65,700

		SHARES
COMMON STOCKS 9.2%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (e)		1,167,686	2,125

iHeartMedia, Inc. ‘A’ (e)		275,106	735

iHeartMedia, Inc. ‘B’ «(e)		213,502	513

Promotora de Informaciones SA (e)		1,233,318	395

			3,768

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV «(e)(j)		97,336,701	0

ENERGY 0.0%

Axis Energy Services ‘A’ «(j)		6,085	180

FINANCIALS 1.2%

Banca Monte dei Paschi di Siena SpA (e)		2,152,500	7,238

Intelsat Emergence SA «(e)(j)		460,477	13,119

UBS Group AG		4,114	128

			20,485

HEALTH CARE 3.9%

Amsurg Equity «(e)(j)		1,271,774	65,231

INDUSTRIALS 1.8%

Drillco Holding Lux SA «(e)		28,527	708

Drillco Holding Lux SA «(e)(j)		76,260	1,893

Forsea Holding SA «(e)		3,169	79

Mcdermott International Ltd. (e)		57,729	5

Neiman Marcus Group Ltd. LLC «(e)(j)		152,491	22,854

Syniverse Holdings, Inc. «(j)		5,630,026	4,929

Voyager Aviation Holdings LLC «(e)		2,841	0

	SHARES	MARKET VALUE (000S)

Westmoreland Mining Holdings «(e)(j)	44,693	$179

Westmoreland Mining LLC «(e)(j)	45,087	158

		30,805

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(e)	42,113	0

UTILITIES 2.1%

West Marine New «(e)(j)	13,000	137

Windstream Units «(e)	1,181,266	34,955

		35,092

Total Common Stocks (Cost $131,728)		155,561

WARRANTS 0.0%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «	202	0

Intelsat Emergence SA - Exp. 02/17/2027 «	1,383	3

		3

UTILITIES 0.0%

West Marine - Exp. 09/08/2028 «	1,687	0

Total Warrants (Cost $10,190)		3

PREFERRED SECURITIES 1.2%

FINANCIALS 1.2%

AGFC Capital Trust
7.405% (US0003M + 1.750%) due 01/15/2067 ~(l)	1,800,000	915

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)	110,000	101

Compeer Financial ACA
4.875% due 08/15/2026 •(i)	4,400,000	4,180

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(i)	1,000,000	949

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)	11,912,400	13,204

SVB Financial Group
4.000% due 05/15/2026 ^(d)(i)	500,000	5
4.250% due 11/15/2026 ^(d)(i)	300,000	4
4.700% due 11/15/2031 ^(d)(i)	498,000	7

		19,365

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «	17,047	0

Total Preferred Securities (Cost $27,832)		19,365

REAL ESTATE INVESTMENT TRUSTS 0.6%

REAL ESTATE 0.6%

CBL & Associates Properties, Inc.	11,978	293

Uniti Group, Inc.	424,278	2,452

VICI Properties, Inc.	210,228	6,702

Total Real Estate Investment Trusts (Cost $4,366)		9,447

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (k) 0.0%
			$133

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	211,261	223

HUNGARY TREASURY BILLS 0.1%
10.900% due 01/04/2024 (g)(h)	HUF	704,000	2,028

U.S. TREASURY BILLS 0.6%
5.387% due 01/25/2024 - 02/22/2024 (f)(g)(o)		$10,136	10,073

Total Short-Term Instruments (Cost $12,491)			12,457

Total Investments in Securities (Cost $2,198,095)			1,951,459

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.2%

SHORT-TERM INSTRUMENTS 10.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.2%

PIMCO Short-Term Floating NAV Portfolio III	17,700,775	$172,175

Total Short-Term Instruments (Cost $172,146)		172,175

Total Investments in Affiliates (Cost $172,146)		172,175

Total Investments 126.3% (Cost $2,370,241)		$2,123,634

Financial Derivative Instruments (m)(n) (0.2)% (Cost or Premiums, net $(13,147))		(3,592)

Auction-Rate Preferred Shares (5.1)%		(85,525)

Other Assets and Liabilities, net (21.0)%		(353,672)

Net Assets Applicable to Common Shareholders 100.0%		$1,680,845

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Amsurg Equity	11/02/2023 - 11/06/2023	$53,141	$65,231	3.88%
Axis Energy Services ‘A’	07/01/2021	90	180	0.01
Drillco Holding Lux SA	06/08/2023	1,523	1,893	0.11
Intelsat Emergence SA	06/19/2017 - 07/03/2023	31,412	13,119	0.78
Neiman Marcus Group Ltd. LLC	09/25/2020	4,910	22,854	1.36

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	27

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	$0	$0	0.00%
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	5,537	4,929	0.29
West Marine New	09/12/2023	187	137	0.01
Westmoreland Mining Holdings	07/29/2015 - 03/26/2019	1,161	179	0.02
Westmoreland Mining LLC	06/30/2023	299	158	0.01

		$98,260	$108,680	6.47%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	2.600%	12/29/2023	01/02/2024	$133	U.S. Treasury Notes 4.875% due 11/30/2025	$(136)	$133	$133

Total Repurchase Agreements						$(136)	$133	$133

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BMO	5.730%	12/22/2023	02/20/2024		$	(17,942)	$(17,973)
BOS	5.970	10/10/2023	01/08/2024			(3,027)	(3,069)
	6.240	12/15/2023	02/02/2024			(13,296)	(13,338)
	6.400	12/15/2023	04/15/2024			(2,762)	(2,771)
BPS	4.205	12/22/2023	03/22/2024		EUR	(1,136)	(1,256)
	4.400	12/22/2023	03/22/2024			(3,377)	(3,734)
	4.432	11/17/2023	02/19/2024			(6,391)	(7,095)
	5.870	10/13/2023	01/12/2024		$	(5,876)	(5,953)
	6.000	12/13/2023	03/14/2024			(1,644)	(1,649)
	6.120	07/31/2023	01/29/2024			(981)	(1,007)
	6.120	08/04/2023	01/29/2024			(4,210)	(4,316)
	6.120	11/07/2023	02/23/2024			(2,544)	(2,567)
	6.120	11/14/2023	02/23/2024			(10,220)	(10,305)
	6.180	10/10/2023	04/08/2024			(8,179)	(8,297)
BRC	3.500	11/03/2023	TBD	(3)		(1,115)	(1,121)
	6.320	10/24/2023	TBD	(3)		(14,988)	(15,172)
BYR	6.100	11/20/2023	05/20/2024			(318)	(320)
	6.100	12/28/2023	05/20/2024			(851)	(851)
CDC	5.800	12/29/2023	04/29/2024			(5,222)	(5,225)
	5.880	07/28/2023	01/24/2024			(14,987)	(15,374)
	5.880	10/02/2023	01/24/2024			(3,163)	(3,211)
	5.930	01/02/2024	04/02/2024			(765)	(765)
	5.990	10/03/2023	01/02/2024			(788)	(800)
	6.100	11/07/2023	03/06/2024			(3,989)	(4,026)
	6.100	12/07/2023	04/05/2024			(37,241)	(37,403)
	6.100	12/18/2023	04/12/2024			(5,855)	(5,870)
	6.100	12/29/2023	04/29/2024			(10,690)	(10,697)
	6.130	07/28/2023	01/24/2024			(3,208)	(3,294)
IND	5.960	11/08/2023	04/08/2024			(7,935)	(8,007)
	6.020	11/06/2023	05/06/2024			(16,092)	(16,246)
	6.030	11/08/2023	04/08/2024			(1,117)	(1,127)
MEI	6.070	11/17/2023	02/15/2024			(1,174)	(1,183)
MSB	6.100	10/25/2023	04/25/2024			(13,543)	(13,700)
	6.200	10/25/2023	04/25/2024			(6,477)	(6,552)
	6.300	10/25/2023	04/25/2024			(4,908)	(4,965)
RCY	6.110	09/15/2023	03/18/2024			(8,008)	(8,156)
SAL	5.890	11/22/2023	01/22/2024			(9,410)	(9,473)
SCX	4.207	10/11/2023	01/11/2024		EUR	(660)	(736)
SOG	5.690	12/07/2023	01/12/2024		$	(2,244)	(2,253)
	5.690	12/13/2023	01/12/2024			(927)	(929)
	5.790	11/22/2023	01/12/2024			(1,664)	(1,675)
	5.790	12/07/2023	01/12/2024			(966)	(970)

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	5.830%	10/13/2023	01/11/2024		$	(21,617)	$(21,900)
	5.830	10/16/2023	01/16/2024			(2,300)	(2,329)
	5.930	10/16/2023	01/16/2024			(2,565)	(2,598)
	5.930	10/30/2023	01/16/2024			(1,467)	(1,483)
	5.930	11/07/2023	01/16/2024			(994)	(1,003)
	5.930	11/08/2023	01/16/2024			(1,027)	(1,036)
	5.930	11/15/2023	01/16/2024			(1,729)	(1,742)
	5.930	12/15/2023	01/16/2024			(1,093)	(1,096)
	5.950	10/24/2023	01/19/2024			(2,529)	(2,558)
	5.970	10/12/2023	04/12/2024			(593)	(601)
	6.070	08/17/2023	02/20/2024			(1,600)	(1,638)
	6.070	10/19/2023	02/22/2024			(1,629)	(1,650)
	6.100	10/12/2023	04/12/2024			(6,185)	(6,271)
	6.100	12/15/2023	04/11/2024			(546)	(548)
	6.120	07/27/2023	01/29/2024			(5,501)	(5,648)
	6.120	10/10/2023	04/10/2024			(30,901)	(31,337)
	6.120	10/17/2023	04/10/2024			(577)	(585)
	6.120	10/24/2023	04/10/2024			(869)	(879)
	6.120	11/08/2023	04/10/2024			(735)	(742)
	6.120	12/15/2023	01/29/2024			(3,161)	(3,170)
TDM	5.650	07/28/2023	TBD	(3)		(16,851)	(17,269)
	5.710	12/19/2023	02/20/2024			(7,823)	(7,840)
UBS	4.150	12/11/2023	TBD	(3)	EUR	(1,371)	(1,518)
	4.230	07/05/2023	TBD	(3)		(3,637)	(4,096)
	4.261	12/06/2023	02/06/2024			(1,707)	(1,891)
	4.276	11/27/2023	02/27/2024			(9,977)	(11,061)
	5.680	09/08/2023	TBD	(3)	$	(4,269)	(4,347)

Total Reverse Repurchase Agreements							$(400,267)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BMO	$0	$(17,973)	$0	$(17,973)	$18,741	$768
BOS	0	(19,178)	0	(19,178)	25,437	6,259
BPS	0	(46,179)	0	(46,179)	54,014	7,835
BRC	0	(16,293)	0	(16,293)	25,248	8,955
BYR	0	(1,171)	0	(1,171)	1,546	375
CDC	0	(86,665)	0	(86,665)	97,796	11,131
FICC	133	0	0	133	(136)	(3)
IND	0	(25,380)	0	(25,380)	30,200	4,820
MEI	0	(1,183)	0	(1,183)	1,433	250
MSB	0	(25,217)	0	(25,217)	29,493	4,276
RCY	0	(8,156)	0	(8,156)	10,187	2,031
SAL	0	(9,473)	0	(9,473)	8,434	(1,039)
SCX	0	(736)	0	(736)	901	165
SOG	0	(94,641)	0	(94,641)	108,549	13,908
TDM	0	(25,109)	0	(25,109)	26,323	1,214
UBS	0	(22,913)	0	(22,913)	26,667	3,754

Total Borrowings and Other Financing Transactions	$133	$(400,267)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(87,350)	$(87,206)	$(162,236)	$(336,792)
Municipal Bonds & Notes	0	0	0	(15,172)	(15,172)
U.S. Government Agencies	0	(9,473)	(8,156)	0	(17,629)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	29

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Non-Agency Mortgage-Backed Securities	$0	$0	$0	$(27,988)	$(27,988)
Sovereign Issues	0	0	0	(1,121)	(1,121)
Preferred Securities	0	(800)	0	0	(800)

Total Borrowings	$0	$(97,623)	$(95,362)	$(206,517)	$(399,502)

Payable for reverse repurchase agreements (5)					$(399,502)

(l)	Securities with an aggregate market value of $480,586 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2023 was $(327,572) at a weighted average interest rate of 5.699%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(765) is outstanding at period end.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2028	0.750%	$	900	$(10)	$19	$9	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	1.875	EUR	300	21	4	25	0	0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	2.236		11,447	424	572	996	12	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2028	1.154		10,200	(487)	412	(75)	8	0

							$(52)	$1,007	$955	$20	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay (5)	1-Day GBP-SONIO Compounded-OIS	5.000%	Annual	03/20/2029	GBP	48,800	$4,796	$34	$4,830	$0	$(155)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		15,700	1,524	2,485	4,009	133	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		8,000	891	365	1,256	74	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		3,900	800	1,634	2,434	76	0
Receive	1-Day USD-SOFR Compounded-OIS	0.250	Semi-Annual	06/16/2024	$	10,000	9	255	264	6	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		58,200	(4)	1,363	1,359	15	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		29,400	3	664	667	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	2.750	Semi-Annual	06/17/2025		8,580	135	(380)	(245)	0	(2)
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		4,600	2	149	151	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/15/2026		44,400	722	(2,786)	(2,064)	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2026		35,000	328	2,738	3,066	6	0
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		12,450	(2)	995	993	4	0
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027		49,800	(123)	(3,456)	(3,579)	0	(12)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		20,600	(5)	1,584	1,579	6	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.250	Annual	02/17/2027		90,000	(893)	2,514	1,621	21	0
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	02/24/2027		6,000	(2)	465	463	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Semi-Annual	02/24/2027		19,900	(51)	(1,334)	(1,385)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		73,900	280	(4,113)	(3,833)	9	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		83,700	(7,417)	2,399	(5,018)	9	0
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		47,100	(11)	4,881	4,870	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028		71,000	(17)	7,451	7,434	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		175,700	1,523	145	1,668	64	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		263,700	8,727	(19,222)	(10,495)	15	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		38,700	(732)	(14)	(746)	0	(14)
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	12/21/2029		384,000	353	21,327	21,680	84	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		3,600	(60)	673	613	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031		6,100	(1)	1,067	1,066	3	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		19,700	1,152	2,719	3,871	12	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		97,600	(1,365)	14,965	13,600	53	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	02/09/2032		128,200	870	20,941	21,811	86	0

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	2.000%	Annual	12/21/2032	$		69,800	$(9,546)	$1,679	$(7,867)	$0	$(59)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044			161,500	(4,025)	(1,811)	(5,836)	0	(450)
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	12/11/2049			2,200	(3)	530	527	8	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050			19,800	(137)	5,749	5,612	67	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050			28,200	(69)	9,275	9,206	93	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050			29,300	(114)	8,996	8,882	98	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050			9,800	(29)	2,329	2,300	35	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050			17,000	1,539	5,538	7,077	55	0
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052			144,400	962	48,720	49,682	517	0
Pay	1-Year BRL-CDI	11.157	Maturity	01/02/2025		BRL	2,200	0	(9)	(9)	0	0
Pay	1-Year BRL-CDI	11.177	Maturity	01/02/2025			1,500	0	(6)	(6)	0	0
Pay	1-Year BRL-CDI	11.367	Maturity	01/02/2025			1,800	0	(6)	(6)	0	0
Pay	1-Year BRL-CDI	12.018	Maturity	01/02/2025			4,900	0	0	0	0	(1)
Pay	1-Year BRL-CDI	12.098	Maturity	01/02/2025			8,200	0	3	3	0	(1)
Pay	1-Year BRL-CDI	12.158	Maturity	01/02/2025			4,100	0	3	3	0	0
Pay	1-Year BRL-CDI	12.163	Maturity	01/02/2025			4,000	0	3	3	0	0
Pay	1-Year BRL-CDI	12.178	Maturity	01/02/2025			8,200	0	6	6	0	(1)
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027			2,600	0	5	5	0	0
Pay	1-Year BRL-CDI	11.275	Maturity	01/04/2027			1,300	0	3	3	0	0
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027			1,300	0	3	3	0	0
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027			700	0	4	4	0	0
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027			3,000	0	16	16	0	0
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027			7,100	0	45	45	0	(1)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		AUD	13,400	332	(428)	(96)	3	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		EUR	21,400	392	3,408	3,800	110	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032			17,200	1,607	1,899	3,506	146	0
Receive	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033			1,900	149	(28)	121	18	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052			8,100	702	2,793	3,495	165	0
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052			39,800	480	2,072	2,552	201	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024		MXN	27,500	0	14	14	1	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024			11,400	0	6	6	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024			8,700	0	4	4	0	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027			3,300	0	3	3	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027			3,700	0	2	2	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032			1,800	7	(1)	6	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032			7,400	30	(6)	24	0	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032			1,800	0	(2)	(2)	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032			4,300	0	(4)	(4)	0	0

								$3,709	$151,315	$155,024	$2,197	$(716)

Total Swap Agreements								$3,657	$152,322	$155,979	$2,217	$(716)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,217	$2,217	$0	$0	$(716)	$(716)

Cash of $47,168 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	31

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

(n) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2024	GBP	2,026		$2,573	$0	$(9)
	02/2024		$3	CNY	25	0	0
	03/2024	INR	325		$4	0	0

BPS	01/2024	EUR	4,357		4,756	0	(55)
	01/2024	GBP	7,723		9,796	0	(48)
	01/2024	HUF	142,920		406	0	(5)
	01/2024		$3,798	EUR	3,432	0	(9)
	01/2024		2	HUF	609	0	0
	02/2024		5	CNY	34	0	0
	03/2024	INR	332		$4	0	0
	03/2024		$412	IDR	6,350,440	0	0

BRC	01/2024	EUR	236,758		$260,382	0	(1,048)
	03/2024		$7,170	TRY	224,593	0	(73)
	04/2024		26,200		846,745	0	(393)

CBK	01/2024	GBP	317		$402	0	(3)
	01/2024	HUF	65,987		188	0	(2)
	01/2024		$1,477	EUR	1,369	35	0

GLM	01/2024	CAD	9,133		$6,721	0	(173)
	01/2024	DOP	448,411		7,866	177	0
	01/2024	MXN	1,254		71	0	(2)
	02/2024	DOP	106,559		1,851	23	0
	03/2024		88,455		1,546	33	0
	03/2024	IDR	9,891,268		642	0	0
	03/2024		$555	IDR	8,515,989	0	(2)

JPM	01/2024	HUF	249,199		$712	0	(6)
	03/2024	IDR	15,153,873		981	0	(2)
	03/2024	INR	338		4	0	0

MBC	01/2024	AUD	315		209	0	(6)
	01/2024	EUR	4,944		5,379	0	(80)
	01/2024	GBP	570		722	0	(5)
	01/2024	HUF	96,343		274	0	(4)
	03/2024	IDR	18,457,680		1,197	0	0

MYI	01/2024	HUF	147,636		420	0	(6)
	02/2024		$4	CNY	26	0	0
	03/2024	IDR	3,086,642		$200	0	0
	03/2024		$1,840	IDR	28,297,944	0	(3)

SCX	03/2024	INR	737		$9	0	0
	03/2024		$363	IDR	5,557,430	0	(2)

UAG	01/2024	GBP	41,959		$53,099	0	(385)

Total Forward Foreign Currency Contracts						$268	$(2,321)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
										Asset	Liability
DUB	Eskom«	4.650%	Quarterly	06/30/2029	0.075%	$	7,400	$0	$643	$643	$0
GST	Equinix, Inc.	5.000	Quarterly	06/20/2027	1.349		1,000	140	(22)	118	0
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	1.588	EUR	300	(6)	23	17	0
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	5.188	$	2,600	(507)	73	0	(434)

								$(373)	$717	$778	$(434)

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION
(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index«	0.110%	Monthly	05/25/2046	$20,428	$(5,226)	$4,419	$0	$(807)

GST	ABX.HE.AA.6-1 Index«	0.320	Monthly	07/25/2045	7,234	(344)	(200)	0	(544)
	ABX.HE.AAA.6-2 Index«	0.110	Monthly	05/25/2046	1,728	(439)	371	0	(68)

MEI	ABX.HE.AAA.6-2 Index«	0.110	Monthly	05/25/2046	23,810	(6,074)	5,133	0	(941)

MYC	ABX.HE.AAA.6-2 Index«	0.110	Monthly	05/25/2046	25,921	(4,348)	3,324	0	(1,024)

						$(16,431)	$13,047	$0	$(3,384)

Total Swap Agreements						$(16,804)	$13,764	$778	$(3,818)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$0	$0	$0	$0	$(9)	$0	$0	$(9)	$(9)	$0	$(9)
BPS	0	0	0	0	(117)	0	0	(117)	(117)	0	(117)
BRC	0	0	0	0	(1,514)	0	(807)	(2,321)	(2,321)	3,876	1,555
CBK	35	0	0	35	(5)	0	0	(5)	30	0	30
DUB	0	0	643	643	0	0	0	0	643	(520)	123
GLM	233	0	0	233	(177)	0	0	(177)	56	0	56
GST	0	0	118	118	0	0	(612)	(612)	(494)	584	90
JPM	0	0	17	17	(8)	0	0	(8)	9	0	9
MBC	0	0	0	0	(95)	0	0	(95)	(95)	0	(95)
MEI	0	0	0	0	0	0	(941)	(941)	(941)	1,078	137
MYC	0	0	0	0	0	0	(1,458)	(1,458)	(1,458)	1,518	60
MYI	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
SCX	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
UAG	0	0	0	0	(385)	0	0	(385)	(385)	591	206

Total Over the Counter	$268	$0	$778	$1,046	$(2,321)	$0	$(3,818)	$(6,139)

(o)
Securities with an aggregate market value of $7,647 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	33

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$20	$0	$0	$2,197	$2,217

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$268	$0	$268
Swap Agreements	0	778	0	0	0	778

	$0	$778	$0	$268	$0	$1,046

	$0	$798	$0	$268	$2,197	$3,263

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$716	$716

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,321	$0	$2,321
Swap Agreements	0	3,818	0	0	0	3,818

	$0	$3,818	$0	$2,321	$0	$6,139

	$0	$3,818	$0	$2,321	$716	$6,855

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$671	$0	$0	$(29,244)	$(28,573)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15,628)	$0	$(15,628)
Swap Agreements	0	1,058	0	0	0	1,058

	$0	$1,058	$0	$(15,628)	$0	$(14,570)

	$0	$1,729	$0	$(15,628)	$(29,244)	$(43,143)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,138	$0	$0	$39,056	$40,194

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,125	$0	$3,125
Swap Agreements	0	(177)	0	0	0	(177)

	$0	$(177)	$0	$3,125	$0	$2,948

	$0	$961	$0	$3,125	$39,056	$43,142

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$543,390	$59,697	$603,087
Corporate Bonds & Notes
Banking & Finance	0	215,592	11,099	226,691
Industrials	0	359,831	0	359,831
Utilities	0	54,121	0	54,121
Convertible Bonds & Notes
Industrials	0	3,157	0	3,157
Municipal Bonds & Notes
California	0	2,638	0	2,638
Michigan	0	3,388	0	3,388
Puerto Rico	0	23,723	0	23,723
West Virginia	0	6,974	0	6,974
U.S. Government Agencies	0	14,494	8,435	22,929
Non-Agency Mortgage-Backed Securities	0	240,873	1,013	241,886
Asset-Backed Securities	0	131,671	8,830	140,501
Sovereign Issues	0	65,700	0	65,700
Common Stocks
Communication Services	3,255	0	513	3,768
Energy	0	0	180	180
Financials	7,238	128	13,119	20,485
Health Care	0	0	65,231	65,231
Industrials	5	0	30,800	30,805
Utilities	0	0	35,092	35,092
Warrants
Financials	0	0	3	3
Preferred Securities
Financials	0	19,365	0	19,365
Real Estate Investment Trusts
Real Estate	9,447	0	0	9,447

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Short-Term Instruments
Repurchase Agreements	$0	$133	$0	$133
Short-Term Notes	0	223	0	223
Hungary Treasury Bills	0	2,028	0	2,028
U.S. Treasury Bills	0	10,073	0	10,073

	$19,945	$1,697,502	$234,012	$1,951,459

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$172,175	$0	$0	$172,175

Total Investments	$192,120	$1,697,502	$234,012	$2,123,634

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,217	0	2,217
Over the counter	0	403	643	1,046

	$0	$2,620	$643	$3,263

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(716)	0	(716)
Over the counter	0	(2,755)	(3,384)	(6,139)

	$0	$(3,471)	$(3,384)	$(6,855)

Total Financial Derivative Instruments	$0	$(851)	$(2,741)	$(3,592)

Totals	$192,120	$1,696,651	$231,271	$2,120,042

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2023:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$185,455	$43,270	$(86,931)	$3,977	$(14,179)	$9,277	$882	$(82,054)	$59,697	$2,223
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	0	11,099	0	11,099	0
Utilities (3)	1,189	0	(1)	5	0	54	0	(1,247)	0	0
U.S. Government Agencies	7,814	0	(110)	19	36	676	0	0	8,435	665
Non-Agency Mortgage-Backed Securities	956	13	(65)	7	6	(13)	109	0	1,013	(15)
Asset-Backed Securities	10,424	0	(3)	26	0	(1,617)	0	0	8,830	(1,616)
Common Stocks
Communication Services	700	0	0	0	0	(187)	0	0	513	(187)
Energy	183	0	0	0	0	(3)	0	0	180	(3)
Financials	10,567	0	0	0	0	2,552	0	0	13,119	2,552
Health Care	0	53,141	0	0	0	12,090	0	0	65,231	12,090
Industrials	30,975	331	(2)	0	0	(504)	0	0	30,800	(146)
Utilities	0	9,982	0	0	0	25,110	0	0	35,092	25,110
Rights
Financials	231	0	(448)	0	448	(231)	0	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	35

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)	December 31, 2023	(Unaudited)

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (2)
Warrants
Financials	$351	$0	$(459)	$0	$459	$(348)	$0	$0	$3	$1
Information Technology	18,085	0	(9,795)	0	0	(8,290)	0	0	0	0
Preferred Securities
Industrials	4,110	0	0	0	0	(4,110)	0	0	0	0

	$271,040	$106,737	$(97,814)	$4,034	$(13,230)	$34,456	$12,090	$(83,301)	$234,012	$40,674

Financial Derivative Instruments - Assets
Over the counter	$319	$0	$0	$0	$0	$324	$0	$0	$643	$324

Financial Derivative Instruments - Liabilities
Over the counter	$(3,550)	$371	$(269)	$0	$550	$(486)	$0	$0	$(3,384)	$(13)

Totals	$267,809	$107,108	$(98,083)	$4,034	$(12,680)	$34,294	$12,090	$(83,301)	$231,271	$40,985

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$22,925	Comparable Companies	EBITDA Multiple	X	14.500	—
	36,772	Discounted Cash Flow	Discount Rate		9.190-26.490	17.271
Corporate Bonds & Notes
Banking & Finance	11,099	Expected Recovery	Recovery Rate		54.375	—
U.S. Government Agencies	8,435	Discounted Cash Flow	Discount Rate		12.112	—
Non-Agency Mortgage-Backed Securities	1,013	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	8,799	Discounted Cash Flow	Discount Rate		12.000-20.000	17.321
	31	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Common Stocks
Communication Services	513	Reference Instrument	Stock Price w/ Liquidity Discount		10.000	—
Energy	180	Comparable Companies	EBITDA Multiple	X	4.000	—
Financials	13,119	Comparable Companies	EBITDA Multiple	X	4.000	—
Healthcare	65,231	Comparable Companies	EBITDA Multiple	X	14.500	—
Industrials	22,854	Comparable Companies/ Discounted Cash Flow	Revenue Multiple/ EBITDA Multiple/ Discount Rate	X/X/%	0.550/6.500/10.000	—
	4,929	Discounted Cash Flow	Discount Rate		17.280	—
	3,017	Indicative Market Quotation	Broker Quote		$3.500-24.833	22.483
Utilities	34,955	Comparable Companies	EBITDA Multiple	X	5.860	—
	137	Discounted Cash Flow/ Comparable Companies	Discount Rate/ Revenue Multiple	X/%	17.250/0.550	—
Warrants
Financials	3	Option Pricing Model	Volatility		40.000	—

Financial Derivative Instruments - Assets
Over the counter	643	Indicative Market Quotation	Broker Quote		7.505	—

Financial Derivative Instruments - Liabilities
Over the counter	(3,384)	Indicative Market Quotation	Broker Quote		92.500-96.000	112.636

Total	$231,271

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Banking & Finance to Utilities since prior fiscal year end.

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 30.3%

American Airlines, Inc.
10.427% due 04/20/2028		$1,416	$1,457

Amsurg
13.258% due 09/15/2028 «		8,393	8,393

AP Core Holdings LLC
10.970% due 09/01/2027		12,258	12,006

BDO U.S.A. PC
11.356% due 08/31/2028 «		2,443	2,433

Carnival Corp.
7.593% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	2,142	2,372

Diamond Sports Group LLC
TBD% - 15.420% due 05/25/2026		$11,896	9,011

DirecTV Financing LLC
10.650% due 08/02/2027		1,933	1,936

Envalior Finance GmbH
9.448% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	1,900	1,927
10.883% due 03/29/2030		$2,978	2,748

Finastra U.S.A., Inc.
TBD% - 12.616% due 09/13/2029 «µ		103	103
0.500% - 12.616% due 09/13/2029 «		997	995

Forward Air Corp.
9.856% due 12/19/2030		2,600	2,472

Gateway Casinos & Entertainment Ltd.
13.548% due 10/15/2027		5,659	5,664
13.588% (CDOR03M + 8.000%) due 10/18/2027 ~	CAD	3,404	2,571

iHeartCommunications, Inc.
8.720% due 05/01/2026		$570	492

Incora
TBD% - 13.988% due 03/01/2024 «		4,726	5,014

Ivanti Software, Inc.
9.907% due 12/01/2027		11,043	10,512

Lealand Finance Co. BV
8.470% due 06/28/2024		75	52

Lealand Finance Co. BV (6.431% Cash and 3.000% PIK)
9.431% due 06/30/2025 (c)		375	157

Lifepoint Health, Inc.
11.168% due 11/16/2028		3,000	2,997

Magenta Buyer LLC
10.645% due 07/27/2028		997	714

Market Bidco Ltd.
10.042% (SONIA03M + 4.750%) due 11/04/2027 ~	GBP	8,839	10,935

MPH Acquisition Holdings LLC
9.900% due 09/01/2028		$8,344	8,068

Oi SA
TBD% - 14.000% due 09/07/2024 µ		4,872	4,872
7.362% (LIBOR03M + 1.750%) due 02/26/2035 ~		7,419	371

Poseidon Bidco SASU
9.175% (EUR003M + 5.250%) due 09/30/2028 ~	EUR	5,900	6,521

Promotora de Informaciones SA
9.192% (EUR003M + 5.220%) due 12/31/2026 ~		15,591	16,415

Promotora de Informaciones SA (6.942% Cash and 5.000% PIK)
11.942% (EUR003M + 5.305%) due 06/30/2027 ~(c)		1,242	1,266

PUG LLC
8.970% due 02/12/2027		$8,314	8,201
9.720% due 02/12/2027		365	364

Rising Tide Holdings, Inc.
14.356% due 06/01/2026 «		747	720

Star Parent, Inc.
9.348% due 09/27/2030		2,600	2,576

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026	EUR	13,600	6,281

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syniverse Holdings, Inc.
12.348% due 05/13/2027		$15,437	$13,652

Telemar Norte Leste SA
1.750% due 02/26/2035		377	19
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		5,740	287

U.S. Renal Care, Inc.
10.470% due 06/20/2028		16,796	12,807

Veritas U.S., Inc.
10.470% due 09/01/2025		9,752	8,137

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		1,944	1,439

Windstream Services LLC
9.448% due 02/23/2027		5,480	5,425
11.706% due 09/21/2027		2,398	2,275

Total Loan Participations and Assignments (Cost $190,692)			184,657

CORPORATE BONDS & NOTES 35.3%

BANKING & FINANCE 10.6%

Agps Bondco PLC
4.625% due 01/14/2026	EUR	3,700	1,445
5.000% due 04/27/2027		2,300	856
5.500% due 11/13/2026		200	78

Armor Holdco, Inc.
8.500% due 11/15/2029 (l)		$3,400	3,087

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025 (l)	EUR	6,592	7,104
7.708% due 01/18/2028 •		600	664
8.000% due 01/22/2030 •(l)		2,296	2,557
8.500% due 09/10/2030 •		2,300	2,559
10.500% due 07/23/2029 (l)		2,167	2,633

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	700	184

Barclays PLC
6.224% due 05/09/2034 (l)		$1,100	1,141
6.490% due 09/13/2029		300	313
6.692% due 09/13/2034		600	642
7.437% due 11/02/2033 •(l)		1,708	1,914

BOI Finance BV
7.500% due 02/16/2027 (l)	EUR	2,600	2,646

BPCE SA
7.003% due 10/19/2034		$2,200	2,394

CaixaBank SA
6.840% due 09/13/2034		400	423

Corsair International Ltd.
8.802% due 01/28/2027 •	EUR	1,000	1,104

Cosaint Re Pte. Ltd.
15.172% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$700	699

Credit Suisse AG AT1 Claim		1,150	138

East Lane Re Ltd.
14.582% due 03/31/2026		250	251

GSPA Monetization Trust
6.422% due 10/09/2029		2,373	2,305

Hestia Re Ltd.
14.702% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		704	665

Hudson Pacific Properties LP
3.950% due 11/01/2027		100	84

Intesa Sanpaolo SpA
7.200% due 11/28/2033		500	533
7.800% due 11/28/2053		800	879

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	400	401

Long Walk Reinsurance Ltd.
9.750% due 01/30/2031		$700	700

LPL Holdings, Inc.
6.750% due 11/17/2028		800	853

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		6	6

Sanders Re Ltd.
17.092% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		1,207	951

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Generale SA
6.446% due 01/10/2029 •(l)		$1,000	$1,035

SVB Financial Group
1.800% due 02/02/2031 ^(d)		1,149	763
2.100% due 05/15/2028 ^(d)		200	132
3.125% due 06/05/2030 ^(d)		200	131
3.500% due 01/29/2025 ^(d)		100	66
4.345% due 04/29/2028 ^(d)		500	332
4.570% due 04/29/2033 ^(d)		1,500	992

UBS Group AG
6.442% due 08/11/2028 •(l)		600	623

Uniti Group LP
4.750% due 04/15/2028 (l)		2,200	1,898
6.000% due 01/15/2030 (l)		7,721	5,404
6.500% due 02/15/2029 (l)		2,600	1,879

Ursa Re Ltd.
14.582% due 12/07/2026		800	796

VICI Properties LP
3.875% due 02/15/2029 (l)		5,800	5,333
5.750% due 02/01/2027 (l)		700	703

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(d)		7,150	3,888

Yosemite Re Ltd.
15.310% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		660	680

			64,864

INDUSTRIALS 21.7%

Altice Financing SA
5.750% due 08/15/2029 (l)		525	467

Altice France Holding SA
10.500% due 05/15/2027 (l)		4,500	2,919

CAB SELAS
3.375% due 02/01/2028	EUR	1,240	1,224

Carvana Co. (12.000% PIK)
12.000% due 12/01/2028 (c)		$593	480

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (c)		5,851	4,672

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (c)		5,574	4,504

CGG SA
7.750% due 04/01/2027	EUR	300	306
7.750% due 04/01/2027 (l)		2,250	2,299
8.750% due 04/01/2027 (l)		$6,964	6,350

CVS Pass-Through Trust
7.507% due 01/10/2032 (l)		538	566

DISH DBS Corp.
5.250% due 12/01/2026 (l)		3,700	3,177
5.750% due 12/01/2028 (l)		5,720	4,573

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (c)		72	13

Ford Motor Co.
7.700% due 05/15/2097 (l)		4,915	5,319

GN Bondco LLC
9.500% due 10/15/2031 (l)		1,700	1,662

HCA, Inc.
7.500% due 11/15/2095 (l)		1,200	1,358

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (l)		12,686	12,116

Inter Media & Communication SpA
6.750% due 02/09/2027 (l)	EUR	2,600	2,774

Legacy LifePoint Health LLC
4.375% due 02/15/2027		$300	277

LifePoint Health, Inc.
9.875% due 08/15/2030 (l)		800	809
11.000% due 10/15/2030 (l)		2,900	3,058

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	700	695

New Albertsons LP
6.570% due 02/23/2028		$5,600	5,231

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029		300	227
11.750% due 10/15/2028 (l)		2,100	2,261

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	37

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (l)		$11,300	$10,571

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/29/2024 (g)(i)		753	26

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029 (l)	EUR	2,400	2,274

Petroleos Mexicanos
6.700% due 02/16/2032 (l)		$1,688	1,403
6.840% due 01/23/2030		800	694
8.750% due 06/02/2029 (l)		1,444	1,405

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (l)		1,315	1,283

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(d)	GBP	1,000	828

Times Square Hotel Trust
8.528% due 08/01/2026		$633	632

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		1,873	1,730
5.750% due 09/30/2039 (l)		7,790	7,756

Transocean Aquila Ltd.
8.000% due 09/30/2028 (l)		500	508

U.S. Renal Care, Inc.
10.625% due 06/28/2028		842	647

Valaris Ltd.
8.375% due 04/30/2030 (l)		1,566	1,606

Vale SA
0.000% due 12/29/2049 ~(i)	BRL	90,000	6,550

Venture Global LNG, Inc.
8.375% due 06/01/2031		$200	200
9.500% due 02/01/2029		600	635

Veritas U.S., Inc.
7.500% due 09/01/2025 (l)		2,040	1,686

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(c)(d)		19,281	17,546

Windstream Escrow LLC
7.750% due 08/15/2028 (l)		8,500	7,454

			132,771

UTILITIES 3.0%

FORESEA Holding SA
7.500% due 06/15/2030		782	725

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		3,600	1,820

NGD Holdings BV
6.750% due 12/31/2026		377	268

Oi SA
10.000% due 07/27/2025 ^(d)		24,519	1,226

Pacific Gas & Electric Co.
3.750% due 08/15/2042		22	16
4.200% due 03/01/2029 (l)		1,500	1,420
4.450% due 04/15/2042 (l)		213	172
4.500% due 12/15/2041 (l)		275	216
4.750% due 02/15/2044 (l)		2,440	2,043
4.950% due 07/01/2050 (l)		3,090	2,646
6.950% due 03/15/2034		400	440

Peru LNG SRL
5.375% due 03/22/2030 (l)		6,860	5,683

Vistra Operations Co. LLC
6.950% due 10/15/2033		1,500	1,581

			18,256

Total Corporate Bonds & Notes (Cost $248,779)			215,891

CONVERTIBLE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

DISH Network Corp.
3.375% due 08/15/2026		3,400	1,819

Total Convertible Bonds & Notes (Cost $3,400)			1,819

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 2.2%

CALIFORNIA 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	$475	$433

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	17	19

MICHIGAN 0.1%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	600	446

PUERTO RICO 1.4%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,149	627
0.000% due 11/01/2051	16,726	7,829

		8,456

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	44,400	3,934

Total Municipal Bonds & Notes (Cost $13,079)		13,288

U.S. GOVERNMENT AGENCIES 1.7%

Fannie Mae
3.000% due 02/25/2043 - 06/25/2050 (a)(l)	14,226	2,139

Freddie Mac
3.500% due 05/25/2050 (a)(l)	1,698	335
5.992% due 11/25/2055 «~	7,574	4,755
13.002% due 12/25/2027 •	2,793	2,939

Total U.S. Government Agencies (Cost $14,740)		10,168

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.1%

Atrium Hotel Portfolio Trust
7.159% due 12/15/2036 ~	4,600	4,226

Banc of America Funding Trust
6.000% due 07/25/2037	157	128

Banc of America Mortgage Trust
6.000% due 03/25/2037	116	94

BCAP LLC Trust
3.544% due 03/27/2036 ~	1,307	929
3.619% due 08/28/2037 ~	1,214	1,200
4.533% due 03/26/2037 þ	622	883

Bear Stearns ALT-A Trust
4.097% due 11/25/2035 ~	1,966	1,720
4.140% due 09/25/2047 ~	3,564	1,707
4.235% due 08/25/2036 ~	550	278
4.492% due 11/25/2036 ~	2,371	1,237
4.708% due 09/25/2035 ~	224	122
5.970% due 01/25/2036 ~	408	375

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 «þ	60	58

Braemar Hotels & Resorts Trust
7.934% due 06/15/2035 •	1,400	1,316

CALI Mortgage Trust
3.957% due 03/10/2039	2,900	2,439

CD Mortgage Trust
5.688% due 10/15/2048	306	275

Chase Mortgage Finance Trust
4.876% due 12/25/2035 «~	3	3
6.000% due 07/25/2037	523	244

Citigroup Mortgage Loan Trust
4.752% due 04/25/2037 ~	89	76

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colony Mortgage Capital Ltd.
7.500% due 11/15/2038 •	$1,500	$1,379
8.196% due 11/15/2038 ~	1,100	989

Commercial Mortgage Loan Trust
6.589% due 12/10/2049 ~	393	43

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ~	688	382

Countrywide Alternative Loan Trust
5.500% due 03/25/2035	194	85
5.750% due 01/25/2035	117	113
5.750% due 02/25/2035	174	120
5.750% due 03/25/2037	381	210
6.000% due 02/25/2035	618	462
6.000% due 04/25/2036	673	328
6.000% due 02/25/2037	3,871	1,567
6.000% due 04/25/2037	702	340
6.250% due 12/25/2036 •	1,010	431
6.500% due 08/25/2036	368	120

Countrywide Home Loan Mortgage Pass-Through Trust
4.126% due 09/20/2036 ~	116	100
6.000% due 07/25/2037	1,085	469

Credit Suisse Mortgage Capital Certificates
4.982% due 10/26/2036 ~	5,209	4,340

DBGS Mortgage Trust
7.776% due 10/15/2036	2,270	1,653

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~	4,600	4,129
8.762% due 08/15/2039 ~	950	958

GSR Mortgage Loan Trust
4.268% due 08/25/2034 «~	215	191
6.000% due 02/25/2036	1,274	560

HarborView Mortgage Loan Trust
4.082% due 06/19/2036 ~	3,400	1,488
5.950% due 01/19/2036 •	376	367

Hilton USA Trust
2.828% due 11/05/2035	800	643

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037	3,335	1,065

Jackson Park Trust
3.242% due 10/14/2039 ~	1,272	973

Jefferies Resecuritization Trust
6.000% due 05/26/2036	6,793	2,886

JP Morgan Alternative Loan Trust
4.127% due 03/25/2037 ~	651	591
6.000% due 12/25/2035	791	545

JP Morgan Chase Commercial Mortgage Securities Trust
7.476% due 12/15/2036 •	1,000	245
8.226% due 12/15/2036 •	2,500	296

JP Morgan Mortgage Trust
4.661% due 04/25/2037 «~	3	2
4.704% due 02/25/2036 ~	895	609
5.099% due 01/25/2037 ~	198	173

Lehman Mortgage Trust
6.000% due 07/25/2037 «	31	27

Lehman XS Trust
5.910% due 06/25/2047 •	822	731

MASTR Alternative Loan Trust
6.750% due 07/25/2036	1,447	518

Merrill Lynch Mortgage Investors Trust
3.853% due 03/25/2036 ~	408	221

Morgan Stanley Bank of America Merrill Lynch Trust
3.708% due 05/15/2046	765	603

Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032	2,806	2,182

New Orleans Hotel Trust
6.998% due 04/15/2032 •	800	754

Residential Accredit Loans, Inc. Trust
5.172% due 12/26/2034 ~	777	279
5.930% due 05/25/2037 «•	80	68
6.000% due 08/25/2036	135	112

Residential Asset Securitization Trust
6.000% due 11/25/2036	2,383	860
6.250% due 09/25/2037	2,395	1,013

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Funding Mortgage Securities, Inc. Trust
4.745% due 02/25/2037 ~		$733	$512
6.500% due 03/25/2032 «		76	72

Sequoia Mortgage Trust
3.675% due 07/20/2037 ~		214	156
4.306% due 02/20/2047 ~		122	99

SG Commercial Mortgage Securities Trust
2.937% due 03/15/2037		1,200	1,067

Stratton Mortgage Funding PLC
8.221% due 07/20/2060 •	GBP	3,471	4,421

Structured Adjustable Rate Mortgage Loan Trust
4.540% due 01/25/2036 ~		$1,192	601
4.562% due 07/25/2035 ~		273	233
5.448% due 11/25/2036 ~		1,039	868

SunTrust Adjustable Rate Mortgage Loan Trust
4.150% due 04/25/2037 ~		146	88
4.848% due 02/25/2037 ~		75	64

WaMu Mortgage Pass-Through Certificates Trust
3.704% due 02/25/2037 ~		240	201
3.769% due 07/25/2037 ~		200	163
3.972% due 10/25/2036 ~		909	791
4.549% due 07/25/2037 ~		437	365

Washington Mutual Mortgage Pass-Through Certificates Trust
5.852% due 05/25/2047 «•		56	7
6.000% due 10/25/2035		908	682

WSTN Trust
7.690% due 07/05/2037		1,300	1,287
8.455% due 07/05/2037		1,300	1,290
9.835% due 07/05/2037		1,100	1,089

Total Non-Agency Mortgage-Backed Securities (Cost $81,631)			67,586

ASSET-BACKED SECURITIES 10.1%

ACE Securities Corp. Home Equity Loan Trust
6.055% due 02/25/2036 ~		24,171	20,525

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	623

Apidos CLO
0.000% due 01/20/2031 ~		$4,500	1,423

Argent Securities Trust
5.850% due 03/25/2036 •		2,968	1,588

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	1,600	1,046

Bear Stearns Asset-Backed Securities Trust
5.002% due 10/25/2036 •		$1,642	2,538
6.500% due 10/25/2036		340	145

Belle Haven ABS CDO Ltd.
5.926% due 07/05/2046 •		175,347	18

Carlyle U.S. CLO Ltd.
0.000% due 07/20/2029 ~		1,895	283

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	477
0.000% due 10/22/2031 ~		1,500	333

Citigroup Mortgage Loan Trust
5.790% due 12/25/2036 •		1,245	695

First Franklin Mortgage Loan Trust
6.415% due 09/25/2035 •		3,443	3,048
6.445% due 05/25/2036 •		6,543	5,878

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	318	0

Home Equity Mortgage Loan Asset-Backed Trust
5.630% due 07/25/2037 •		$7,608	4,109

JP Morgan Mortgage Acquisition Trust
4.470% due 10/25/2030 þ		3,393	1,794

Lehman XS Trust
5.670% due 08/25/2035 «þ		16	15

LNR CDO Ltd.
5.751% due 02/28/2043 •		1,558	16

MAN GLG U.S. CLO Ltd.
0.000% due 07/15/2034 ~		400	264

Marble Point CLO Ltd.
0.000% due 01/22/2052		2,150	1,330

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marlette Funding Trust
0.000% due 09/17/2029 «(g)		$7	$196

Merrill Lynch Mortgage Investors Trust
5.790% due 04/25/2037 •		368	179

Morgan Stanley ABS Capital, Inc. Trust
5.770% due 06/25/2036 •		245	203

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ~		383	215

Pagaya AI Debt Selection Trust
8.491% due 06/16/2031		2,200	2,231

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
7.240% due 10/25/2034 •		573	536

Residential Asset Mortgage Products Trust
6.670% due 01/25/2035 ~		1,771	1,649

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)		3	1,731

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		4	901

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	384
0.000% due 10/15/2048 «(g)		1	296

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		4,300	354
0.000% due 07/25/2040 «(g)		21	219
0.000% due 09/25/2040 «(g)		1,718	209

Taberna Preferred Funding Ltd.
6.034% due 08/05/2036 •		5,000	4,500
6.146% due 07/05/2035 •		1,876	1,707

Total Asset-Backed Securities (Cost $81,009)			61,658

SOVEREIGN ISSUES 3.4%

Argentina Government International Bond
0.750% due 07/09/2030 þ		2,782	1,068
1.000% due 07/09/2029		669	267
3.500% due 07/09/2041 þ		5,955	2,035
3.625% due 07/09/2035 þ		3,003	991
3.625% due 07/09/2046 þ		115	40
4.250% due 01/09/2038 þ(l)		10,995	4,371

Argentina Treasury Bond BONCER
4.000% due 10/14/2024	ARS	56,522	93

Autonomous City of Buenos Aires
122.642% (BADLARPP + 3.750%) due 02/22/2028 ~		22,091	19

Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	128,800	2,326
13.000% due 01/30/2026		133,500	2,418

Dominican Republic International Bond
11.250% due 09/15/2035		73,300	1,366
13.625% due 02/03/2033		16,900	355

Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		$600	270
7.875% due 02/11/2035 ^(d)		600	264
8.750% due 03/11/2061 ^(d)		200	87

Provincia de Buenos Aires
129.126% due 04/12/2025	ARS	136,752	114

Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	314	345
3.900% due 01/30/2033		693	815
4.000% due 01/30/2037		543	634
4.200% due 01/30/2042		678	801

Romania Government International Bond
5.500% due 09/18/2028		900	1,023
6.375% due 09/18/2033		900	1,053

Russia Government International Bond
1.125% due 11/20/2027 ^(d)		100	45

Ukraine Government International Bond
4.375% due 01/27/2032		1,054	242

Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$28	4
9.250% due 09/15/2027 ^(d)		308	59

Total Sovereign Issues (Cost $27,129)			21,105

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 10.4%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (e)	531,903	$968

iHeartMedia, Inc. ‘A’ (e)	126,306	337

iHeartMedia, Inc. ‘B’ «(e)	98,039	236

Promotora de Informaciones SA (e)	454,519	145

		1,686

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV «(e)(j)	21,355,531	0

ENERGY 0.0%

Axis Energy Services ‘A’ «(j)	1,070	32

FINANCIALS 1.2%

Banca Monte dei Paschi di Siena SpA (e)	687,000	2,310

Intelsat Emergence SA «(e)(j)	173,216	4,935

		7,245

HEALTH CARE 4.1%

Amsurg Equity «(e)(j)	488,175	25,039

INDUSTRIALS 2.4%

Drillco Holding Lux SA «(e)	16,570	411

Drillco Holding Lux SA «(e)(j)	44,290	1,100

Forsea Holding SA «(e)	1,841	46

Neiman Marcus Group Ltd. LLC «(e)(j)	73,491	11,014

Syniverse Holdings, Inc. «(j)	2,080,319	1,821

Voyager Aviation Holdings LLC «(e)	995	0

Westmoreland Mining Holdings «(e)(j)	50,075	200

Westmoreland Mining LLC «(e)(j)	50,516	177

		14,769

UTILITIES 2.4%

West Marine New «(e)(j)	2,500	26

Windstream Units «(e)	493,740	14,611

		14,637

Total Common Stocks (Cost $53,182)		63,408

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	605	2

UTILITIES 0.0%

West Marine - Exp. 09/08/2028 «	324	0

Total Warrants (Cost $4,161)		2

PREFERRED SECURITIES 1.4%

FINANCIALS 1.4%

AGFC Capital Trust
7.405% (US0003M + 1.750%) due 01/15/2067 ~(l)	2,300,000	1,170

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)	70,000	64

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	39

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Compeer Financial ACA
4.875% due 08/15/2026 •(i)(l)	1,600,000	$1,520

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(i)	1,000,000	949

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)(l)	4,282,000	4,746

SVB Financial Group
4.000% due 05/15/2026 ^(d)(i)	200,000	2
4.250% due 11/15/2026 ^(d)(i)	100,000	1
4.700% due 11/15/2031 ^(d)(i)	171,000	2

		8,454

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «	5,971	0

Total Preferred Securities (Cost $11,918)		8,454

REAL ESTATE INVESTMENT TRUSTS 0.6%

REAL ESTATE 0.6%

CBL & Associates Properties, Inc.	2,634	64

Uniti Group, Inc.	177,493	1,026

VICI Properties, Inc.	77,566	2,473

Total Real Estate Investment Trusts (Cost $1,488)		3,563

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (k) 0.4%
			$2,307

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	65,043	69

HUNGARY TREASURY BILLS 0.1%
10.900% due 01/04/2024 (g)(h)	HUF	246,000	709

U.S. TREASURY BILLS 0.5%
5.394% due 01/25/2024 - 02/22/2024 (f)(g)(o)		$2,970	2,955

Total Short-Term Instruments (Cost $6,050)			6,040

Total Investments in Securities (Cost $737,258)			657,639

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 9.9%

SHORT-TERM INSTRUMENTS 9.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.9%

PIMCO Short-Term Floating NAV Portfolio III	6,235,457	$60,652

Total Short-Term Instruments (Cost $60,640)		60,652

Total Investments in Affiliates (Cost $60,640)		60,652

Total Investments 117.7% (Cost $797,898)		$718,291

Financial Derivative Instruments (m)(n) 0.0% (Cost or Premiums, net $(12,978))		98

Auction-Rate Preferred Shares (2.1)%		(12,975)

Other Assets and Liabilities, net (15.6)%		(95,184)

Net Assets Applicable to Common Shareholders 100.0%		$610,230

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Amsurg Equity	11/02/2023 - 11/06/2023	$20,398	$25,039	4.10%
Axis Energy Services ‘A’	07/01/2021	16	32	0.01
Drillco Holding Lux SA	06/08/2023	886	1,100	0.18
Intelsat Emergence SA	06/19/2017 - 07/03/2023	12,540	4,935	0.81
Neiman Marcus Group Ltd. LLC	09/25/2020	2,408	11,014	1.81
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	2,046	1,821	0.30
West Marine New	09/12/2023	36	26	0.00
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,442	200	0.03
Westmoreland Mining LLC	06/30/2023	335	177	0.03

		$40,107	$44,344	7.27%

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	2.600%	12/29/2023	01/02/2024	$2,307	U.S. Treasury Notes 0.375% due 11/30/2025	$(2,353)	$2,307	$2,307

Total Repurchase Agreements						$(2,353)	$2,307	$2,307

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BMO	5.730%	12/22/2023	02/20/2024		$	(605)	$(606)
BOS	5.970	10/10/2023	01/08/2024			(1,129)	(1,145)
BPS	4.322	12/22/2023	03/22/2024		EUR	(2,425)	(2,681)
	4.352	12/12/2023	03/12/2024			(1,570)	(1,737)
	4.380	09/20/2023	TBD	(3)		(319)	(356)
	6.080	07/21/2023	01/17/2024		$	(1,738)	(1,787)
	6.080	10/17/2023	01/17/2024			(1,261)	(1,278)
	6.100	09/18/2023	03/14/2024			(1,649)	(1,678)
	6.100	12/26/2023	03/14/2024			(348)	(348)
	6.120	07/31/2023	01/29/2024			(6,658)	(6,830)
	6.180	10/10/2023	04/08/2024			(5,269)	(5,344)
	6.180	11/24/2023	04/08/2024			(851)	(857)
BRC	4.250	09/20/2023	TBD	(3)	EUR	(205)	(229)
	4.350	11/06/2023	01/11/2024			(3,129)	(3,478)
	4.850	12/21/2023	TBD	(3)	$	(3,365)	(3,370)
BYR	6.100	09/08/2023	03/06/2024			(2,052)	(2,091)
	6.100	11/20/2023	05/20/2024			(6,397)	(6,443)
CDC	5.760	01/02/2024	04/02/2024			(1,168)	(1,168)
	5.820	10/03/2023	01/02/2024			(1,121)	(1,138)
	5.880	07/28/2023	01/24/2024			(3,227)	(3,310)
	5.930	01/02/2024	04/02/2024			(3,017)	(3,017)
	5.990	10/03/2023	01/02/2024			(2,910)	(2,954)
	6.100	12/07/2023	04/05/2024			(13,835)	(13,895)
	6.100	12/18/2023	04/12/2024			(1,326)	(1,329)
	6.100	12/29/2023	04/29/2024			(935)	(936)
	6.130	07/28/2023	01/24/2024			(2,198)	(2,257)
IND	5.930	12/04/2023	02/29/2024			(403)	(405)
	5.940	12/04/2023	02/29/2024			(825)	(829)
	5.980	11/06/2023	05/06/2024			(3,517)	(3,551)
	6.020	11/06/2023	05/06/2024			(3,417)	(3,450)
MEI	4.410	11/10/2023	02/12/2024		EUR	(1,717)	(1,907)
RCY	6.110	09/15/2023	03/18/2024		$	(2,210)	(2,251)
SOG	5.830	10/13/2023	01/11/2024			(1,895)	(1,920)
	5.930	11/22/2023	01/16/2024			(1,700)	(1,712)
	5.950	10/24/2023	01/19/2024			(2,212)	(2,238)
	6.070	09/26/2023	02/22/2024			(853)	(867)
	6.100	10/11/2023	04/11/2024			(2,566)	(2,602)
	6.100	10/12/2023	04/12/2024			(5,492)	(5,568)
	6.120	07/24/2023	01/24/2024			(482)	(496)
	6.120	08/08/2023	01/24/2024			(2,000)	(2,049)
	6.120	10/10/2023	04/10/2024			(7,647)	(7,755)
	6.120	10/16/2023	04/10/2024			(859)	(870)
	6.120	11/01/2023	04/10/2024			(1,939)	(1,959)
	6.120	11/08/2023	04/10/2024			(649)	(655)
TDM	5.710	12/19/2023	02/20/2024			(1,933)	(1,938)
UBS	4.100	11/10/2023	TBD	(3)	EUR	(5,401)	(5,991)
	4.276	11/27/2023	02/27/2024			(2,088)	(2,315)

Total Reverse Repurchase Agreements							$(121,590)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	41

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BMO	$0	$(606)	$0	$(606)	$623	$17
BOS	0	(1,145)	0	(1,145)	1,447	302
BPS	0	(22,896)	0	(22,896)	26,733	3,837
BRC	0	(7,077)	0	(7,077)	8,579	1,502
BYR	0	(8,534)	0	(8,534)	10,328	1,794
CDC	0	(30,004)	0	(30,004)	29,953	(51)
FICC	2,307	0	0	2,307	(2,353)	(46)
IND	0	(8,235)	0	(8,235)	10,179	1,944
MEI	0	(1,907)	0	(1,907)	2,299	392
RCY	0	(2,251)	0	(2,251)	2,475	224
SOG	0	(28,691)	0	(28,691)	33,595	4,904
TDM	0	(1,938)	0	(1,938)	2,041	103
UBS	0	(8,306)	0	(8,306)	9,435	1,129

Total Borrowings and Other Financing Transactions	$2,307	$(121,590)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(30,249)	$(17,402)	$(61,790)	$(109,441)
U.S. Government Agencies	0	0	(2,251)	0	(2,251)
Sovereign Issues	0	0	0	(3,370)	(3,370)
Preferred Securities	0	(2,343)	0	0	(2,343)

Total Borrowings	$0	$(32,592)	$(19,653)	$(65,160)	$(117,405)

Payable for reverse repurchase agreements (5)					$(117,405)

(l)	Securities with an aggregate market value of $142,320 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2023 was $(107,990) at a weighted average interest rate of 5.468%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(4,185) is outstanding at period end.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)		Premiums Paid(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	12/20/2026	2.236%	EUR	3,363	$123	$170	$293	$3	$0

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay (5)	1-Day GBP-SONIO Compounded-OIS	5.000%	Annual	03/20/2029	GBP	20,800	$2,044	$15	$2,059	$0	$(66)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		7,800	757	1,235	1,992	66	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		2,800	311	129	440	26	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		1,600	328	670	998	31	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$	21,800	(1)	510	509	6	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		11,000	1	249	250	0	(1)
Pay (5)	1-Day USD-SOFR Compounded-OIS	5.250	Annual	06/17/2025		97,000	212	1,003	1,215	20	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		1,700	1	55	56	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/15/2026		56,800	(705)	5,236	4,531	3	0
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		44,900	172	(2,501)	(2,329)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		32,300	(2,862)	926	(1,936)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		19,200	(257)	(208)	(465)	6	0
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		16,898	(5)	1,776	1,771	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		84,700	740	67	807	30	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2029		69,900	34	3,571	3,605	27	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		16,500	(312)	(6)	(318)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		118,700	(12,228)	2,653	(9,575)	0	(22)
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		57,200	3,442	7,801	11,243	36	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		36,100	(505)	5,535	5,030	20	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		23,900	(3,269)	575	(2,694)	0	(20)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		93,400	(2,328)	(1,047)	(3,375)	0	(260)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		8,300	(57)	2,409	2,352	28	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		14,500	(35)	4,768	4,733	48	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		15,100	(58)	4,636	4,578	51	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		10,800	(33)	2,568	2,535	38	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/15/2051		10,900	775	(3,929)	(3,154)	0	(41)
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		76,450	(1,210)	27,512	26,302	274	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		8,000	755	200	955	33	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	(242)	(54)	1	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	1,386	1,545	45	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		6,200	583	681	1,264	53	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		2,600	225	897	1,122	53	0
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		15,300	192	789	981	77	0

							$(12,946)	$69,919	$56,973	$980	$(417)

Total Swap Agreements							$(12,823)	$70,089	$57,266	$983	$(417)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$983	$983	$0	$0	$(417)	$(417)

Cash of $17,114 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	43

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

(n) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2024	GBP	516		$656	$0	$(3)

BPS	01/2024	EUR	2,182		2,385	0	(24)
	01/2024	GBP	1,969		2,498	0	(12)
	01/2024	HUF	33,846		96	0	(1)
	01/2024		$619	EUR	559	0	(2)
	01/2024		2	HUF	638	0	0

BRC	03/2024		2,588	TRY	81,067	0	(26)
	04/2024		9,455		305,571	0	(142)

CBK	01/2024	HUF	5,468		$16	0	0
	03/2024		$210	PEN	792	3	0

GLM	01/2024	DOP	163,094		$2,861	65	0
	01/2024		$114	MXN	1,996	3	0
	02/2024	DOP	38,598		$671	8	0
	03/2024		30,158		527	11	0

JPM	01/2024	HUF	151,163		431	0	(5)

MBC	01/2024	AUD	169		112	0	(3)
	01/2024	CAD	2,856		2,110	0	(45)
	01/2024	GBP	244		309	0	(2)
	01/2024	HUF	48,172		137	0	(2)

MYI	01/2024	EUR	57,833		63,565	0	(294)
	01/2024	HUF	7,142		20	0	0

UAG	01/2024	GBP	10,698		13,538	0	(98)

Total Forward Foreign Currency Contracts						$90	$(659)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
									Asset	Liability
DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.075%	$ 2,700	$0	$235	$235	$0

GST	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	5.188	800	(155)	21	0	(134)

Total Swap Agreements							$(155)	$256	$235	$(134)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$0	$0	$0	$0	$(3)	$0	$0	$(3)	$(3)	$0	$(3)
BPS	0	0	0	0	(39)	0	0	(39)	(39)	0	(39)
BRC	0	0	0	0	(168)	0	0	(168)	(168)	0	(168)
CBK	3	0	0	3	0	0	0	0	3	0	3
DUB	0	0	235	235	0	0	0	0	235	0	235
GLM	87	0	0	87	0	0	0	0	87	0	87
GST	0	0	0	0	0	0	(134)	(134)	(134)	0	(134)
JPM	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
MBC	0	0	0	0	(52)	0	0	(52)	(52)	0	(52)
MYI	0	0	0	0	(294)	0	0	(294)	(294)	694	400
UAG	0	0	0	0	(98)	0	0	(98)	(98)	0	(98)

Total Over the Counter	$90	$0	$235	$325	$(659)	$0	$(134)	$(793)

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

(o)
Securities with an aggregate market value of $694 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$3	$0	$0	$980	$983

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$90	$0	$90
Swap Agreements	0	235	0	0	0	235

	$0	$235	$0	$90	$0	$325

	$0	$238	$0	$90	$980	$1,308

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$417	$417

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$659	$0	$659
Swap Agreements	0	134	0	0	0	134

	$0	$134	$0	$659	$0	$793

	$0	$134	$0	$659	$417	$1,210

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$86	$0	$0	$(15,985)	$(15,899)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,005)	$0	$(1,005)
Swap Agreements	0	65	0	0	0	65

	$0	$65	$0	$(1,005)	$0	$(940)

	$0	$151	$0	$(1,005)	$(15,985)	$(16,839)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	45

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$326	$0	$0	$19,505	$19,831

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$755	$0	$755
Swap Agreements	0	140	0	0	0	140

	$0	$140	$0	$755	$0	$895

	$0	$466	$0	$755	$19,505	$20,726

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$166,999	$17,658	$184,657
Corporate Bonds & Notes
Banking & Finance	0	60,976	3,888	64,864
Industrials	0	132,771	0	132,771
Utilities	0	18,256	0	18,256
Convertible Bonds & Notes
Industrials	0	1,819	0	1,819
Municipal Bonds & Notes
California	0	433	0	433
Illinois	0	19	0	19
Michigan	0	446	0	446
Puerto Rico	0	8,456	0	8,456
West Virginia	0	3,934	0	3,934
U.S. Government Agencies	0	5,413	4,755	10,168
Non-Agency Mortgage-Backed Securities	0	67,158	428	67,586
Asset-Backed Securities	0	57,707	3,951	61,658
Sovereign Issues	0	21,105	0	21,105
Common Stocks
Communication Services	1,450	0	236	1,686
Energy	0	0	32	32
Financials	2,310	0	4,935	7,245
Health Care	0	0	25,039	25,039
Industrials	0	0	14,769	14,769
Utilities	0	0	14,637	14,637
Warrants
Financials	0	0	2	2
Preferred Securities
Financials	0	8,454	0	8,454
Real Estate Investment Trusts
Real Estate	3,563	0	0	3,563

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Short-Term Instruments
Repurchase Agreements	$0	$2,307	$0	$2,307
Short-Term Notes	0	69	0	69
Hungary Treasury Bills	0	709	0	709
U.S. Treasury Bills	0	2,955	0	2,955

	$7,323	$559,986	$90,330	$657,639

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$60,652	$0	$0	$60,652

Total Investments	$67,975	$559,986	$90,330	$718,291

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	983	0	983
Over the counter	0	90	235	325

	$0	$1,073	$235	$1,308

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(417)	0	(417)
Over the counter	0	(793)	0	(793)

	$0	$(1,210)	$0	$(1,210)

Total Financial Derivative Instruments	$0	$(137)	$235	$98

Totals	$67,975	$559,849	$90,565	$718,389

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2023:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$51,338	$13,020	$(27,645)	$789	$(5,331)	$5,344	$0	$(19,857)	$17,658	$558
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	0	3,888	0	3,888	0
Utilities (3)	691	0	0	3	0	30	0	(724)	0	0
U.S. Government Agencies	4,405	0	(62)	10	20	382	0	0	4,755	376
Non-Agency Mortgage-Backed Securities	378	6	(21)	3	1	3	58	0	428	3
Asset-Backed Securities	4,684	0	(2)	14	0	(745)	0	0	3,951	(745)
Common Stocks
Communication Services	321	0	0	0	0	(85)	0	0	236	(85)
Energy	32	0	0	0	0	0	0	0	32	0
Financials	3,975	0	0	0	0	960	0	0	4,935	960
Health Care	0	20,399	0	0	0	4,640	0	0	25,039	4,640
Industrials	15,132	122	0	0	0	(485)	0	0	14,769	84
Utilities	0	4,130	0	0	0	10,507	0	0	14,637	10,507
Rights
Financials	87	0	(169)	0	169	(87)	0	0	0	0
Warrants
Financials	132	0	(173)	0	173	(130)	0	0	2	1
Information Technology	7,559	0	(4,093)	0	0	(3,466)	0	0	0	0
Preferred Securities
Industrials	1,440	0	0	0	0	(1,440)	0	0	0	0

	$90,174	$37,677	$(32,165)	$819	$(4,968)	$15,428	$3,946	$(20,581)	$90,330	$16,299

Financial Derivative Instruments - Assets
Over the counter	$116	$0	$0	$0	$0	$119	$0	$0	$235	$119

Totals	$90,290	$37,677	$(32,165)	$819	$(4,968)	$15,547	$3,946	$(20,581)	$90,565	$16,418

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$8,393	Comparable Companies	EBITDA Multiple	X	14.500	—
	9,265	Discounted Cash Flow	Discount Rate		10.440-26.490	19.711
Corporate Bonds & Notes
Banking & Finance	3,888	Expected Recovery	Recovery Rate		54.375	—
U.S. Government Agencies	4,755	Discounted Cash Flow	Discount Rate		12.112	—
Non-Agency Mortgage-Backed Securities	428	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	3,936	Discounted Cash Flow	Discount Rate		12.000-20.000	17.377
	15	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Common Stocks
Communication Services	236	Reference Instrument	Stock Price w/Liquidity Discount		10.000	—
Energy	32	Comparable Companies	EBITDA Multiple	X	4.000	—
Financials	4,935	Comparable Companies	EBITDA Multiple	X	4.000	—
Health Care	25,039	Comparable Companies	EBITDA Multiple	X	14.500	—
Industrials	11,014	Comparable Companies/ Discounted Cash Flow	Revenue Multiple/EBITDA Multiple/Discount Rate	X/X/%	0.550/6.500/10.000	—
	1,821	Discounted Cash Flow	Discount Rate		17.280	—
	1,934	Indicative Market Quotation	Broker Quote		$3.500-24.833	20.725

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	47

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)	December 31, 2023	(Unaudited)

Category and Subcategory	Ending Balance at 12/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Utilities	$14,611	Comparable Companies	EBITDA Multiple	X	5.860	—
	26	Discounted Cash Flow/ Comparable Companies	Discount Rate/Revenue Multiple	%/X	17.250/0.550	—
Warrants
Financials	2	Option Pricing Model	Volatility		40.000	—

Financial Derivative Instruments - Assets
Over the counter	235	Indicative Market Quotation	Broker Quote		7.505	—

Total	$90,565

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Banking & Finance to Utilities since prior fiscal year end.

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO High Income Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 22.9%

Amsurg
13.258% due 09/15/2028 «		$10,747	$10,747

AP Core Holdings LLC
10.970% due 09/01/2027		8,251	8,078

Carnival Corp.
7.593% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	2,437	2,699

Diamond Sports Group LLC
TBD% - 15.420% due 05/25/2026		$13,889	10,521

Gateway Casinos & Entertainment Ltd.
13.548% due 10/15/2027		7,291	7,297
13.588% (CDOR03M + 8.000%) due 10/18/2027 ~	CAD	1,591	1,202

iHeartCommunications, Inc.
8.720% due 05/01/2026		$490	423

Incora
TBD% - 13.988% due 03/01/2024 «		6,727	7,137

Lealand Finance Co. BV
8.470% due 06/28/2024 «		105	73

Lealand Finance Co. BV (6.431% Cash and 3.000% PIK)
9.431% due 06/30/2025 (c)		529	221

Lifepoint Health, Inc.
11.168% due 11/16/2028		1,900	1,898

Market Bidco Ltd.
10.042% (SONIA03M + 4.750%) due 11/04/2027 ~	GBP	11,739	14,522

MPH Acquisition Holdings LLC
9.900% due 09/01/2028		$7,527	7,277

Oi SA
TBD% - 14.000% due 09/07/2024 µ		5,549	5,549
7.362% (LIBOR03M + 1.750%) due 02/26/2035 ~		3,485	175

Poseidon Bidco SASU
9.175% (EUR003M + 5.250%) due 09/30/2028 ~	EUR	7,400	8,179

Promotora de Informaciones SA
9.192% (EUR003M + 5.220%) due 12/31/2026 ~		11,663	12,280

Promotora de Informaciones SA (6.942% Cash and 5.000% PIK)
11.942% (EUR003M + 5.305%) due 06/30/2027 ~«(c)		773	787

PUG LLC
8.970% due 02/12/2027		$10,379	10,238

Rising Tide Holdings, Inc.
14.356% due 06/01/2026 «		187	180

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026	EUR	17,429	8,050

Syniverse Holdings, Inc.
12.348% due 05/13/2027		$19,590	17,325

Telemar Norte Leste SA
1.750% due 02/26/2035		8,442	422
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		10,818	541

U.S. Renal Care, Inc.
10.470% due 06/20/2028		21,439	16,347

Veritas U.S., Inc.
10.470% due 09/01/2025		5,344	4,459

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		3,399	2,515

Windstream Services LLC
11.706% due 09/21/2027		2,619	2,485

Total Loan Participations and Assignments (Cost $172,716)			161,627

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 37.9%

BANKING & FINANCE 12.0%

Agps Bondco PLC
4.625% due 01/14/2026	EUR	4,500	$1,757
5.000% due 04/27/2027		2,700	1,004
5.500% due 11/13/2026		700	272

Armor Holdco, Inc.
8.500% due 11/15/2029 (l)		$1,900	1,725

Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048 (l)		4,143	3,279

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	5,970	6,434
7.708% due 01/18/2028 •		1,700	1,882
8.000% due 01/22/2030 •		2,230	2,483
8.500% due 09/10/2030 •		3,500	3,895
10.500% due 07/23/2029		2,067	2,512

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,000	263

Barclays PLC
6.224% due 05/09/2034 (l)		$1,320	1,370
6.490% due 09/13/2029		300	313
6.692% due 09/13/2034		700	749
7.437% due 11/02/2033 •(l)		2,112	2,366

BOI Finance BV
7.500% due 02/16/2027 (l)	EUR	3,300	3,358

BPCE SA
7.003% due 10/19/2034		$2,500	2,720

CaixaBank SA
6.840% due 09/13/2034		500	528

CBRE Services, Inc.
5.950% due 08/15/2034 (l)		6,700	7,045

Claveau Re Ltd.
22.582% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		997	797

Corsair International Ltd.
8.802% due 01/28/2027 •	EUR	1,000	1,104

Cosaint Re Pte. Ltd.
15.172% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$1,000	999

Credit Suisse AG AT1 Claim		600	72

East Lane Re Ltd.
14.582% due 03/31/2026		250	251

GSPA Monetization Trust
6.422% due 10/09/2029		3,919	3,806

Hestia Re Ltd.
14.702% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		939	886

Hudson Pacific Properties LP
5.950% due 02/15/2028		100	89

Intesa Sanpaolo SpA
7.200% due 11/28/2033		600	640
7.800% due 11/28/2053		1,000	1,099

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	500	502

Long Walk Reinsurance Ltd.
9.750% due 01/30/2031		$800	800

LPL Holdings, Inc.
6.750% due 11/17/2028		1,000	1,067

Sanders Re Ltd.
17.092% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		1,545	1,217

Societe Generale SA
6.691% due 01/10/2034 •(l)		1,200	1,269

SVB Financial Group
1.800% due 02/02/2031 ^(d)		1,375	913
2.100% due 05/15/2028 ^(d)		200	132
3.125% due 06/05/2030 ^(d)		200	132
3.500% due 01/29/2025 ^(d)		100	66
4.345% due 04/29/2028 ^(d)		600	398
4.570% due 04/29/2033 ^(d)		1,800	1,190

UBS Group AG
6.442% due 08/11/2028 •(l)		700	727

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniti Group LP
4.750% due 04/15/2028 (l)		$2,800	$2,416
6.000% due 01/15/2030 (l)		8,363	5,853
6.500% due 02/15/2029 (l)		3,100	2,240

Ursa Re Ltd.
14.582% due 12/07/2026		1,000	995

VICI Properties LP
3.875% due 02/15/2029 (l)		6,900	6,344

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(d)		7,250	3,942

Yosemite Re Ltd.
15.310% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		840	866

			84,767

INDUSTRIALS 22.5%

American Airlines Pass-Through Trust
3.375% due 11/01/2028 (l)		1,266	1,161
3.700% due 04/01/2028 (l)		898	836

BAT Capital Corp.
6.343% due 08/02/2030		800	841

CAB SELAS
3.375% due 02/01/2028	EUR	1,440	1,421

Carvana Co. (12.000% PIK)
12.000% due 12/01/2028 (c)		$200	162

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (c)		5,923	4,730

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (c)		6,580	5,317

CGG SA
7.750% due 04/01/2027	EUR	1,400	1,431
8.750% due 04/01/2027		$7,789	7,103

Directv Financing LLC
5.875% due 08/15/2027		1,600	1,505

DISH DBS Corp.
5.250% due 12/01/2026 (l)		4,800	4,121
5.750% due 12/01/2028 (l)		7,850	6,276

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (c)		106	19

Ford Motor Co.
7.700% due 05/15/2097 (l)		10,545	11,413

General Shopping Investments Ltd.
17.440% due 03/20/2024 (i)		1,500	68
17.467% due 03/20/2024 (i)		1,000	45

GN Bondco LLC
9.500% due 10/15/2031 (l)		2,000	1,955

HCA, Inc.
7.500% due 11/15/2095 (l)		3,262	3,691

Incora
1.000% due 11/15/2026 ^		162	147

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (l)		16,312	15,580

Inter Media & Communication SpA
6.750% due 02/09/2027 (l)	EUR	3,300	3,521

Legacy LifePoint Health LLC
4.375% due 02/15/2027		$400	370

LifePoint Health, Inc.
9.875% due 08/15/2030		1,100	1,113
11.000% due 10/15/2030 (l)		4,800	5,061

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	900	894

New Albertsons LP
6.570% due 02/23/2028		$4,021	3,756

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029		300	227
11.750% due 10/15/2028 (l)		2,500	2,691

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (l)		8,700	8,139

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/29/2024 (g)(i)		3,371	116

Petroleos Mexicanos
6.700% due 02/16/2032		1,663	1,382

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	49

Schedule of Investments	PIMCO High Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 09/21/2047		$1,098	$720
6.840% due 01/23/2030		1,100	955
8.750% due 06/02/2029		1,257	1,223

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (l)		1,604	1,566

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		2,070	1,911
5.750% due 09/30/2039 (l)		6,760	6,730

Transocean Aquila Ltd.
8.000% due 09/30/2028		600	609

U.S. Renal Care, Inc.
10.625% due 06/28/2028		1,001	768

Valaris Ltd.
8.375% due 04/30/2030 (l)		1,868	1,915

Vale SA
0.000% due 12/29/2049 ~(i)	BRL	120,000	8,733

Venture Global LNG, Inc.
8.125% due 06/01/2028		$100	101
8.375% due 06/01/2031		400	400
9.500% due 02/01/2029		400	424

Veritas U.S., Inc.
7.500% due 09/01/2025 (l)		4,280	3,537

Wesco Aircraft Holdings, Inc.
10.500% due 11/15/2026 ^(d)		662	602

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(c)(d)		27,010	24,579

Windstream Escrow LLC
7.750% due 08/15/2028 (l)		9,423	8,263

			158,128

UTILITIES 3.4%

FORESEA Holding SA
7.500% due 06/15/2030		1,244	1,153
7.500% due 06/15/2030 (l)		1,756	1,628

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		5,130	2,594

NGD Holdings BV
6.750% due 12/31/2026		846	602

Oi SA
10.000% due 07/27/2025 ^(d)		20,600	1,030

Pacific Gas & Electric Co.
4.000% due 12/01/2046 (l)		600	441
4.200% due 03/01/2029 (l)		2,000	1,893
4.450% due 04/15/2042 (l)		1,203	974
4.750% due 02/15/2044 (l)		5,076	4,249
6.950% due 03/15/2034		500	550

Peru LNG SRL
5.375% due 03/22/2030		8,700	7,207

Vistra Operations Co. LLC
6.950% due 10/15/2033 (l)		1,800	1,896

			24,217

Total Corporate Bonds & Notes (Cost $300,264)			267,112

CONVERTIBLE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%

DISH Network Corp.
3.375% due 08/15/2026		5,100	2,729

Total Convertible Bonds & Notes (Cost $5,100)			2,729

MUNICIPAL BONDS & NOTES 5.3%

DISTRICT OF COLUMBIA 1.6%

District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035		9,740	10,897

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 0.2%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	$2,300	$1,709

PUERTO RICO 1.5%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,527	834
0.000% due 11/01/2051	21,761	9,499

		10,333

TEXAS 1.2%

El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,390	8,303

WEST VIRGINIA 0.8%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	66,200	5,866

Total Municipal Bonds & Notes (Cost $35,902)		37,108

U.S. GOVERNMENT AGENCIES 2.0%

Fannie Mae
0.648% due 07/25/2050 •(a)(l)	3,131	359
3.500% due 09/25/2027 (a)	58	2
4.000% due 06/25/2050 (a)(l)	1,959	347
10.000% due 01/25/2034 •(l)	128	135

Freddie Mac
0.647% due 07/15/2035 •(a)	414	29
0.648% due 06/25/2050 •(a)(l)	3,388	409
0.747% due 02/15/2042 •(a)	631	38
1.687% due 08/15/2036 ~(a)	235	31
2.094% due 05/15/2033 •	20	19
5.000% due 06/15/2033 ~(a)	487	60
5.992% due 11/25/2055 «~	13,074	8,208
14.652% due 10/25/2027 •	4,295	4,603

Ginnie Mae
3.500% due 06/20/2042 (a)	35	5
3.500% due 03/20/2043 (a)(l)	462	86
4.500% due 07/20/2042 (a)	77	9
5.000% due 09/20/2042 (a)	136	20

Uniform Mortgage-Backed Security, TBA
3.000% due 01/01/2054	100	88

Total U.S. Government Agencies (Cost $16,145)		14,448

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.1%

Adjustable Rate Mortgage Trust
5.810% due 05/25/2036 •	3,048	1,199

Atrium Hotel Portfolio Trust
7.159% due 12/15/2036 ~	5,500	5,052

Banc of America Alternative Loan Trust
0.130% due 06/25/2046 •(a)	2,371	143
1.170% due 06/25/2037 •(a)	2,005	189
5.830% due 06/25/2037 •	1,846	1,378

Banc of America Funding Trust
6.000% due 07/25/2037	272	221
6.250% due 10/26/2036	3,984	1,700

Banc of America Mortgage Trust
3.887% due 02/25/2036 ~	5	5

BCAP LLC Trust
4.533% due 03/26/2037 þ	1,170	1,661
6.000% due 05/26/2037 ~	4,218	1,795

Benchmark Mortgage Trust
3.440% due 08/15/2052	1,500	1,245

Braemar Hotels & Resorts Trust
7.934% due 06/15/2035 •	1,600	1,505

BWAY Mortgage Trust
2.917% due 01/10/2035	4,444	2,847

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CALI Mortgage Trust
3.957% due 03/10/2039		$3,600	$3,028

CD Mortgage Trust
5.688% due 10/15/2048		126	113

Chase Mortgage Finance Trust
4.371% due 09/25/2036 ~		36	29
4.876% due 12/25/2035 «~		7	7

Citigroup Commercial Mortgage Trust
5.442% due 12/10/2049 ~		1,845	1,190

Citigroup Mortgage Loan Trust
4.504% due 07/25/2037 ~		59	51
4.984% due 11/25/2035 ~		9,520	5,290
6.500% due 09/25/2036		2,241	1,250

Colony Mortgage Capital Ltd.
7.500% due 11/15/2038 •		1,700	1,563
8.196% due 11/15/2038 ~		1,300	1,169

Commercial Mortgage Loan Trust
6.589% due 12/10/2049 ~		2,023	223

Countrywide Alternative Loan Trust
0.000% due 04/25/2035 •(a)		1,893	79
4.174% due 02/25/2037 ~		79	69
5.970% due 12/25/2046 •		1,541	1,263
6.000% due 02/25/2037		4,005	1,644
6.250% due 12/25/2036 •		2,118	904
6.500% due 06/25/2036		596	285

Countrywide Home Loan Mortgage Pass-Through Trust
0.000% due 12/25/2036 •(a)		1,652	115
4.126% due 09/20/2036 ~		204	177
4.430% due 09/25/2047 ~		15	13

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		1,262	780

Credit Suisse Mortgage Capital Trust
3.431% due 11/10/2032		1,200	991
9.794% due 07/15/2032 ~		950	841

DBGS Mortgage Trust
7.776% due 10/15/2036		2,760	2,010

Eurosail PLC
6.689% due 06/13/2045 •	GBP	3,347	3,322
9.339% due 06/13/2045 •		988	1,011

GS Mortgage Securities Corp. Trust
8.762% due 08/15/2039 ~		$1,200	1,210

HarborView Mortgage Loan Trust
3.888% due 08/19/2036 «~		93	80
4.725% due 08/19/2036 «~		1	1

Hilton USA Trust
2.828% due 11/05/2035		900	723

IM Pastor Fondo de Titluzacion Hipotecaria
4.056% due 03/22/2043 ~	EUR	2,278	2,191

Jackson Park Trust
3.242% due 10/14/2039 ~		$1,811	1,385

JP Morgan Alternative Loan Trust
4.127% due 03/25/2037 ~		2,556	2,321

JP Morgan Chase Commercial Mortgage Securities Trust
7.226% due 03/15/2036 ~		1,750	921

JP Morgan Mortgage Trust
1.150% due 01/25/2037 •(a)		13,210	2,301
3.750% due 07/27/2037 ~		3,929	2,838

Lehman XS Trust
5.910% due 06/25/2047 •		1,270	1,129

Morgan Stanley Bank of America Merrill Lynch Trust
3.708% due 05/15/2046		941	743

Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032		3,340	2,597

New Orleans Hotel Trust
6.998% due 04/15/2032 •		1,000	943

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.391% due 04/25/2036 ~		2,733	2,340

Nomura Resecuritization Trust
3.576% due 07/26/2035 ~		4,209	3,639

Residential Asset Securitization Trust
5.870% due 01/25/2046 •		165	48
6.250% due 09/25/2037		4,519	1,912
6.500% due 08/25/2036		787	227

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SG Commercial Mortgage Securities Trust
2.937% due 03/15/2037		$1,400	$1,244

Stratton Mortgage Funding PLC
8.221% due 07/20/2060 •	GBP	4,100	5,222
8.471% due 07/20/2060		5,000	6,367

Structured Adjustable Rate Mortgage Loan Trust
4.236% due 04/25/2047 ~		$264	125
4.540% due 01/25/2036 ~		95	48

Structured Asset Mortgage Investments Trust
5.850% due 07/25/2046 ~		4,744	3,585

WaMu Mortgage Pass-Through Certificates Trust
3.315% due 05/25/2037 ~		60	47

Washington Mutual Mortgage Pass-Through Certificates Trust
1.210% due 04/25/2037 •(a)		6,874	1,136
6.500% due 03/25/2036		4,144	2,949

WSTN Trust
7.690% due 07/05/2037		1,600	1,583
8.455% due 07/05/2037		1,600	1,588
9.835% due 07/05/2037		1,300	1,287

Total Non-Agency Mortgage-Backed Securities (Cost $108,167)			99,087

ASSET-BACKED SECURITIES 7.9%

ACE Securities Corp. Home Equity Loan Trust
5.750% due 07/25/2036 •		1,560	1,212

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	2,150	1,406

Belle Haven ABS CDO Ltd.
5.926% due 07/05/2046 •		$185,947	19

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	202
0.000% due 01/25/2032 ~		2,200	801

Carlyle U.S. CLO Ltd.
0.000% due 10/15/2031 ~		$4,200	1,277

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,000	829
0.000% due 10/22/2031 ~		3,000	665

Cork Street CLO DAC
0.000% due 11/27/2028 ~	EUR	700	129

Countrywide Asset-Backed Certificates Trust
5.875% due 09/25/2046 •		$12,502	9,846

CVC Cordatus Loan Fund DAC
0.000% due 04/15/2032 ~	EUR	2,500	815

Duke Funding Ltd.
9.140% due 08/07/2033 •		$13,523	2,070

First Franklin Mortgage Loan Trust
6.340% due 06/25/2036		3,065	2,732

Glacier Funding CDO Ltd.
8.770% due 08/04/2035 •		6,310	734

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	635	0

Jay Park CLO Ltd.
0.000% due 10/20/2027 ~		$7,503	103

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	4,150	305

Marlette Funding Trust
0.000% due 12/15/2028 «(g)		$24	169
0.000% due 04/16/2029 «(g)		7	63
0.000% due 07/16/2029 «(g)		10	225

Merrill Lynch Mortgage Investors Trust
5.790% due 04/25/2037 •		614	298

Morgan Stanley Mortgage Loan Trust
6.465% due 09/25/2046 þ		6,087	2,027
7.049% due 11/25/2036 •		660	235

Pagaya AI Debt Selection Trust
8.491% due 06/16/2031		2,700	2,739

People’s Financial Realty Mortgage Securities Trust
5.630% due 09/25/2036 •		19,780	3,690

Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 þ		6,390	2,725
7.238% due 09/25/2037 þ		5,529	2,356

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Segovia European CLO DAC
0.000% due 04/15/2035 ~	EUR	1,100	$590

Sherwood Funding CDO Ltd.
8.860% due 11/06/2039 •		$31,208	7,244

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		2	359

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(g)		5	1,336

Specialty Underwriting & Residential Finance Trust
6.445% due 06/25/2036 •		8,070	5,441

Truman Capital Mortgage Loan Trust
9.595% due 01/25/2034		2,613	2,584

Washington Mutual Asset-Backed Certificates Trust
5.770% due 05/25/2036 •		139	103

Total Asset-Backed Securities (Cost $127,773)			55,329

SOVEREIGN ISSUES 3.2%

Argentina Government International Bond
0.750% due 07/09/2030 þ		9,019	3,462
1.000% due 07/09/2029		163	65
3.500% due 07/09/2041 þ		9,486	3,241
3.625% due 07/09/2035 þ		8,535	2,821
3.625% due 07/09/2046 þ		115	40
4.250% due 01/09/2038 þ		1,326	527

Argentina Treasury Bond BONCER
4.000% due 10/14/2024	ARS	97,009	160

Autonomous City of Buenos Aires
122.642% (BADLARPP + 3.750%) due 02/22/2028 ~		34,626	30

Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	158,800	2,868
13.000% due 01/30/2026		163,300	2,957

Dominican Republic International Bond
11.250% due 09/15/2035		87,600	1,633
13.625% due 02/03/2033		19,300	406

Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		$600	270
7.875% due 02/11/2035 ^(d)		600	264
8.750% due 03/11/2061 ^(d)		200	87

Provincia de Buenos Aires
129.126% due 04/12/2025	ARS	270,895	225

Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	55	60
3.900% due 01/30/2033		122	144
4.000% due 01/30/2037		96	112
4.200% due 01/30/2042		119	141

Romania Government International Bond
5.500% due 09/18/2028		1,100	1,251
6.375% due 09/18/2033		1,100	1,286

Ukraine Government International Bond
4.375% due 01/27/2032		1,471	338

Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$34	5
9.250% due 09/15/2027 ^(d)		452	87

Total Sovereign Issues (Cost $34,076)			22,480

		SHARES
COMMON STOCKS 11.5%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (e)		754,306	1,373

iHeartMedia, Inc. ‘A’ (e)		178,528	477

iHeartMedia, Inc. ‘B’ «(e)		138,545	333

Promotora de Informaciones SA (e)		282,619	90

			2,273

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV «(e)(j)		27,368,642	0

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%

Axis Energy Services ‘A’ «(j)	6,207	$184

FINANCIALS 1.3%

Banca Monte dei Paschi di Siena SpA (e)	886,500	2,981

Intelsat Emergence SA «(e)(j)	222,366	6,335

		9,316

HEALTH CARE 4.4%

Amsurg Equity «(e)(j)	603,876	30,973

INDUSTRIALS 3.2%

Drillco Holding Lux SA «(e)	63,110	1,567

Drillco Holding Lux SA «(e)(j)	170,549	4,236

Forsea Holding SA «(e)	7,011	174

Neiman Marcus Group Ltd. LLC «(e)(j)	90,604	13,579

Syniverse Holdings, Inc. «(j)	2,634,016	2,306

Voyager Aviation Holdings LLC «(e)	1,009	0

Westmoreland Mining Holdings «(e)(j)	87,552	350

Westmoreland Mining LLC «(e)(j)	88,323	309

		22,521

UTILITIES 2.3%

West Marine New «(e)(j)	3,250	34

Windstream Units «(e)	537,548	15,907

		15,941

Total Common Stocks (Cost $70,104)		81,208

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	250	1

Total Warrants (Cost $8,992)		1

PREFERRED SECURITIES 3.7%

FINANCIALS 3.7%

AGFC Capital Trust
7.405% (US0003M + 1.750%) due 01/15/2067 ~(l)	27,410,000	13,940

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)	70,000	64

Compeer Financial ACA
4.875% due 08/15/2026 •(i)	2,100,000	1,995

OCP CLO Ltd.
0.000% due 04/26/2028 (g)	8,700	4,498

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)	5,035,475	5,581

SVB Financial Group
4.000% due 05/15/2026 ^(d)(i)	200,000	2
4.250% due 11/15/2026 ^(d)(i)	100,000	1
4.700% due 11/15/2031 ^(d)(i)	188,000	3

		26,084

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «	6,055	0

Total Preferred Securities (Cost $28,903)		26,084

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	51

Schedule of Investments	PIMCO High Income Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.6%

REAL ESTATE 0.6%

CBL & Associates Properties, Inc.	14,084	$344

Uniti Group, Inc.	193,839	1,120

VICI Properties, Inc.	95,221	3,036

Total Real Estate Investment Trusts (Cost $1,709)		4,500

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (k) 0.1%
		406

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	92,675	$98

HUNGARY TREASURY BILLS 0.1%
10.900% due 01/04/2024 (g)(h)	HUF	281,000	809

U.S. TREASURY BILLS 0.6%
5.394% due 01/25/2024 - 02/22/2024 (f)(g)(o)		$4,018	3,997

Total Short-Term Instruments (Cost $5,325)			5,310

Total Investments in Securities (Cost $915,176)			777,023

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.9%

SHORT-TERM INSTRUMENTS 10.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.9%

PIMCO Short-Term Floating NAV Portfolio III	7,863,339	$76,487

Total Short-Term Instruments (Cost $76,469)		76,487

Total Investments in Affiliates (Cost $76,469)		76,487

Total Investments 121.2% (Cost $991,645)		$853,510

Financial Derivative Instruments (m)(n) 0.0% (Cost or Premiums, net $49,090)		280

Auction-Rate Preferred Shares (6.2)%		(43,525)

Other Assets and Liabilities, net (15.0)%		(105,538)

Net Assets Applicable to Common Shareholders 100.0%		$704,727

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Amsurg Equity	11/02/2023 - 11/06/2023	$25,233	$30,973	4.40%
Axis Energy Services ‘A’	07/01/2021	91	184	0.03
Drillco Holding Lux SA	06/08/2023	3,411	4,236	0.60
Intelsat Emergence SA	06/19/2017 - 07/03/2023	15,920	6,335	0.90
Neiman Marcus Group Ltd. LLC	09/25/2020	2,918	13,579	1.93
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	2,590	2,306	0.32
West Marine New	09/12/2023	47	34	0.00
Westmoreland Mining Holdings	07/11/2016 - 10/19/2016	2,141	350	0.05
Westmoreland Mining LLC	06/30/2023	585	309	0.04

		$52,936	$58,306	8.27%

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	2.600%	12/29/2023	01/02/2024	$406	U.S. Treasury Notes 4.875% due 11/30/2025	$(414)	$406	$406

Total Repurchase Agreements						$(414)	$406	$406

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BMO	5.730%	12/22/2023	02/20/2024	$	(6,774)	$(6,786)
BPS	4.322	12/22/2023	03/22/2024	EUR	(3,078)	(3,403)
	6.100	09/18/2023	03/14/2024	$	(21,865)	(22,252)
BYR	6.100	11/20/2023	05/20/2024		(4,130)	(4,159)
CDC	5.850	12/07/2023	04/05/2024		(3,239)	(3,253)
	5.880	07/28/2023	01/24/2024		(887)	(911)
	6.100	11/07/2023	03/06/2024		(1,888)	(1,905)
	6.100	12/07/2023	04/05/2024		(12,336)	(12,390)
	6.100	12/18/2023	04/12/2024		(23,934)	(23,994)
	6.130	07/28/2023	01/24/2024		(2,013)	(2,067)
RCY	6.110	09/15/2023	03/18/2024		(1,027)	(1,046)
SOG	5.980	10/10/2023	04/10/2024		(1,001)	(1,015)
	6.070	08/17/2023	02/20/2024		(1,327)	(1,357)
	6.100	10/11/2023	04/11/2024		(3,117)	(3,161)
	6.100	10/12/2023	04/12/2024		(5,173)	(5,245)
	6.120	10/10/2023	04/10/2024		(7,012)	(7,110)
	6.120	10/19/2023	04/10/2024		(1,382)	(1,400)
	6.120	12/01/2023	04/10/2024		(2,520)	(2,534)
TDM	5.650	07/28/2023	01/03/2024		(3,521)	(3,608)
	5.710	12/19/2023	02/20/2024		(6,965)	(6,981)
UBS	4.276	11/27/2023	02/27/2024	EUR	(2,651)	(2,939)
	6.070	08/28/2023	02/26/2024	$	(4,598)	(4,696)
WFS	5.870	10/11/2023	01/09/2024		(6,614)	(6,703)

Total Reverse Repurchase Agreements						$(128,915)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (3)
Global/Master Repurchase Agreement
BMO	$0	$(6,786)	$0	$(6,786)	$7,045	$259
BPS	0	(25,655)	0	(25,655)	28,452	2,797
BYR	0	(4,159)	0	(4,159)	4,550	391
CDC	0	(44,520)	0	(44,520)	51,725	7,205
FICC	406	0	0	406	(414)	(8)
RCY	0	(1,046)	0	(1,046)	1,336	290
SOG	0	(21,822)	0	(21,822)	25,638	3,816
TDM	0	(10,589)	0	(10,589)	10,990	401
UBS	0	(7,635)	0	(7,635)	8,913	1,278
WFS	0	(6,703)	0	(6,703)	7,431	728

Total Borrowings and Other Financing Transactions	$406	$(128,915)	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	53

Schedule of Investments	PIMCO High Income Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(13,289)	$(50,319)	$(52,323)	$(115,931)
U.S. Government Agencies	0	0	(1,046)	0	(1,046)
Preferred Securities	0	0	0	(11,938)	(11,938)

Total Borrowings	$0	$(13,289)	$(51,365)	$(64,261)	$(128,915)

Payable for reverse repurchase agreements					$(128,915)

(l)	Securities with an aggregate market value of $149,686 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2023 was $(107,824) at a weighted average interest rate of 5.786%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	1.875%	EUR	900	$63	$12	$75	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay (5)	1-Day GBP-SONIO Compounded-OIS	5.000%	Annual	03/20/2029	GBP	39,000	$3,833	$27	$3,860	$0	$(124)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		13,400	1,297	2,125	3,422	113	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		6,900	768	315	1,083	64	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		2,700	(7)	1,692	1,685	53	0
Receive	1-Day USD-SOFR Compounded-OIS	0.250	Semi-Annual	06/16/2024		$14,250	13	363	376	9	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2024		1,900	(8)	33	25	1	0
Receive	1-Day USD-SOFR Compounded-OIS	0.400	Semi-Annual	12/18/2024		72,000	(99)	3,423	3,324	37	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		27,200	(2)	637	635	7	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2024		370,800	(16,297)	5,991	(10,306)	0	(105)
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		13,700	1	310	311	0	(2)
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		2,200	1	71	72	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	0.850	Semi-Annual	02/01/2027		43,700	253	4,008	4,261	16	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		112,200	(2,687)	(6,536)	(9,223)	10	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		23,400	(313)	(254)	(567)	8	0
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		27,135	(8)	2,852	2,844	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		89,500	784	68	852	32	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		79,200	1,112	(4,265)	(3,153)	5	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		31,000	(587)	(10)	(597)	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		53,300	(5,501)	1,202	(4,299)	0	(10)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		127	0	21	21	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		7,300	427	1,007	1,434	5	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	02/09/2032		139,800	492	23,293	23,785	94	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		87,000	4,224	11,792	16,016	60	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		59,500	2,570	6,054	8,624	37	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		395,600	59,600	(73,896)	(14,296)	0	(1,101)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		35,600	(247)	10,337	10,090	121	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		55,100	(135)	18,120	17,985	179	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		42,480	(165)	13,041	12,876	141	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/15/2051		29,200	2,061	(10,510)	(8,449)	0	(110)
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		223,450	(4,208)	81,087	76,879	800	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		9,700	916	242	1,158	40	0

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month EUR-EURIBOR	0.270%	Annual	09/11/2024	EUR	25,600	$4	$987	$991	$13	$0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		65,500	66	(6,854)	(6,788)	0	(253)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		24,100	(1,059)	4,697	3,638	141	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		3,200	290	362	652	27	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		18,200	76	4,512	4,588	387	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		7,700	1,317	(4,422)	(3,105)	0	(153)
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		26,400	424	1,269	1,693	133	0

							$49,206	$93,191	$142,397	$2,533	$(1,870)

Total Swap Agreements							$49,269	$93,203	$142,472	$2,533	$(1,870)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,533	$2,533	$0	$0	$(1,870)	$(1,870)

Cash of $15,004 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2024	GBP	955		$1,213	$0	$(4)

BPS	01/2024	EUR	1,974		2,162	0	(18)
	01/2024	GBP	3,642		4,619	0	(23)
	01/2024	HUF	45,539		130	0	(1)
	01/2024		$1,015	EUR	921	4	(2)
	01/2024		2	HUF	827	0	0

CBK	01/2024	GBP	285		$361	0	(3)
	01/2024	HUF	5,468		16	0	0

GLM	01/2024	DOP	200,948		3,525	80	0
	02/2024		47,145		819	10	0
	03/2024		42,015		734	15	0

JPM	01/2024	HUF	174,478		497	0	(6)

MBC	01/2024	CAD	1,190		879	0	(19)
	01/2024	EUR	403		435	0	(10)
	01/2024	GBP	286		362	0	(2)
	01/2024	HUF	48,172		137	0	(2)

MYI	01/2024	EUR	72,524		79,713	0	(369)
	01/2024	HUF	7,178		20	0	0

UAG	01/2024	GBP	19,786		25,040	0	(181)

Total Forward Foreign Currency Contracts						$109	$(640)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	55

Schedule of Investments	PIMCO High Income Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
										Asset	Liability
DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.075%	$	3,300	$0	$287	$287	$0

JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	1.588	EUR	200	(4)	15	11	0

MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	5.188	$	900	(175)	25	0	(150)

Total Swap Agreements								$(179)	$327	$298	$(150)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$0	$0	$0	$0	$(4)	$0	$0	$(4)	$(4)	$0	$(4)
BPS	4	0	0	4	(44)	0	0	(44)	(40)	0	(40)
CBK	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
DUB	0	0	287	287	0	0	0	0	287	(260)	27
GLM	105	0	0	105	0	0	0	0	105	0	105
JPM	0	0	11	11	(6)	0	0	(6)	5	0	5
MBC	0	0	0	0	(33)	0	0	(33)	(33)	0	(33)
MYC	0	0	0	0	0	0	(150)	(150)	(150)	0	(150)
MYI	0	0	0	0	(369)	0	0	(369)	(369)	876	507
UAG	0	0	0	0	(181)	0	0	(181)	(181)	281	100

Total Over the Counter	$109	$0	$298	$407	$(640)	$0	$(150)	$(790)

(o)
Securities with an aggregate market value of $1,157 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,533	$2,533

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$109	$0	$109
Swap Agreements	0	298	0	0	0	298

	$0	$298	$0	$109	$0	$407

	$0	$298	$0	$109	$2,533	$2,940

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,870	$1,870

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$640	$0	$640
Swap Agreements	0	150	0	0	0	150

	$0	$150	$0	$640	$0	$790

	$0	$150	$0	$640	$1,870	$2,660

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$27	$0	$0	$(5,034)	$(5,007)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,025)	$0	$(1,025)
Swap Agreements	0	85	0	0	0	85

	$0	$85	$0	$(1,025)	$0	$(940)

	$0	$112	$0	$(1,025)	$(5,034)	$(5,947)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$65	$0	$0	$11,538	$11,603

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,249	$0	$1,249
Swap Agreements	0	176	0	0	0	176

	$0	$176	$0	$1,249	$0	$1,425

	$0	$241	$0	$1,249	$11,538	$13,028

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	57

Schedule of Investments	PIMCO High Income Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December
31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$143,563	$18,064	$161,627
Corporate Bonds & Notes
Banking & Finance	0	80,825	3,942	84,767
Industrials	0	158,128	0	158,128
Utilities	0	24,217	0	24,217
Convertible Bonds & Notes
Industrials	0	2,729	0	2,729
Municipal Bonds & Notes
District of Columbia	0	10,897	0	10,897
Michigan	0	1,709	0	1,709
Puerto Rico	0	10,333	0	10,333
Texas	0	8,303	0	8,303
West Virginia	0	5,866	0	5,866
U.S. Government Agencies	0	6,240	8,208	14,448
Non-Agency Mortgage-Backed Securities	0	98,999	88	99,087
Asset-Backed Securities	0	53,177	2,152	55,329
Sovereign Issues	0	22,480	0	22,480
Common Stocks
Communication Services	1,940	0	333	2,273
Energy	0	0	184	184
Financials	2,981	0	6,335	9,316
Health Care	0	0	30,973	30,973
Industrials	0	0	22,521	22,521
Utilities	0	0	15,941	15,941
Warrants
Financials	0	0	1	1
Preferred Securities
Financials	0	26,084	0	26,084
Real Estate Investment Trusts
Real Estate	4,500	0	0	4,500

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Short-Term Instruments
Repurchase Agreements	$0	$406	$0	$406
Short-Term Notes	0	98	0	98
Hungary Treasury Bills	0	809	0	809
U.S. Treasury Bills	0	3,997	0	3,997

	$9,421	$658,860	$108,742	$777,023

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$76,487	$0	$0	$76,487

Total Investments	$85,908	$658,860	$108,742	$853,510

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,533	0	2,533
Over the counter	0	120	287	407

	$0	$2,653	$287	$2,940

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,870)	0	(1,870)
Over the counter	0	(790)	0	(790)

	$0	$(2,660)	$0	$(2,660)

Total Financial Derivative Instruments	$0	$(7)	$287	$280

Totals	$85,908	$658,853	$109,029	$853,790

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2023:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$49,954	$11,557	$(27,525)	$874	$(7,761)	$7,981	$423	$(17,439)	$18,064	$715
Corporate Bonds & Notes
Banking & Finance	2,651	0	0	11	0	119	3,942	(2,781)	3,942	120
U.S. Government Agencies	7,605	0	(108)	17	36	658	0	0	8,208	650
Non-Agency Mortgage-Backed Securities	98	0	(11)	0	2	(1)	0	0	88	(1)
Asset-Backed Securities	3,905	4,835	0	31	0	(1,178)	0	(5,441)	2,152	(1,449)
Common Stocks
Communication Services	454	0	0	0	0	(121)	0	0	333	(121)
Energy	186	0	0	0	0	(2)	0	0	184	(2)
Financials	5,103	0	0	0	0	1,232	0	0	6,335	1,232
Health Care	0	25,233	0	0	0	5,740	0	0	30,973	5,740
Industrials	22,347	155	0	0	0	19	0	0	22,521	18
Utilities	0	4,502	0	0	0	11,439	0	0	15,941	11,439
Rights
Financials	110	0	(215)	0	215	(110)	0	0	0	0
Warrants
Financials	169	0	(222)	0	222	(168)	0	0	1	0
Information Technology	8,230	0	(4,455)	0	0	(3,775)	0	0	0	0
Preferred Securities
Industrials	1,460	0	0	0	0	(1,460)	0	0	0	0

	$102,272	$46,282	$(32,536)	$933	$(7,286)	$20,373	$4,365	$(25,661)	$108,742	$18,341

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (2)

Financial Derivative Instruments - Assets
Over the counter	$142	$0	$(1)	$0	$0	$146	$0	$0	$287	$146

Totals	$102,414	$46,282	$(32,537)	$933	$(7,286)	$20,519	$4,365	$(25,661)	$109,029	$18,487

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$10,747	Comparable Companies	EBITDA Multiple	X	14.500	—
	7,317	Discounted Cash Flow	Discount Rate		16.390-26.490	26.242
Corporate Bonds & Notes
Banking & Finance	3,942	Expected Recovery	Recovery Rate		54.375	—
U.S. Government Agencies	8,208	Discounted Cash Flow	Discount Rate		12.112	—
Non-Agency Mortgage-Backed Securities	88	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	2,152	Discounted Cash Flow	Discount Rate		12.000-20.000	13.336
Common Stocks
Communication Services	333	Reference Instrument	Stock Price w/Liquidity Discount		10.000	—
Energy	184	Comparable Companies	EBITDA Multiple	X	4.000	—
Financials	6,335	Comparable Companies	EBITDA Multiple	X	4.000	—
Health Care	30,973	Comparable Companies	EBITDA Multiple	X	14.500	—
Industrials	13,579	Comparable Companies/ Discounted Cash Flow	Revenue Multiple/ EBITDA Multiple/Discount Rate	X/X/%	0.550/6.500/10.000	—
	2,306	Discounted Cash Flow	Discount Rate		17.280	—
	6,636	Indicative Market Quotation	Broker Quote		$3.500-24.833	22.740
Utilities	15,907	Comparable Companies	EBITDA Multiple	X	5.860	—
	34	Discounted Cash Flow/ Comparable Companies	Discount Rate/ Revenue Multiple	%/X	17.250/0.550	—
Warrants
Financials	1	Option Pricing Model	Volatility		40.000	—

Financial Derivative Instruments - Assets
Over the counter	287	Indicative Market Quotation	Broker Quote		7.505	—

Total	$109,029

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	59

Schedule of Investments	PIMCO Income Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 36.8%

Amsurg
10.110% due 11/03/2026 «		$542	$542
13.258% due 09/15/2028 «		6,417	6,417

AP Core Holdings LLC
10.970% due 09/01/2027		7,172	7,025

AVSC Holding Corp. (8.681% Cash and 0.250% PIK)
8.931% due 03/03/2025 (c)		1,909	1,877

BDO U.S.A. PC
11.356% due 08/31/2028 «		1,357	1,352

Carnival Corp.
7.593% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	3,144	3,482

Diamond Sports Group LLC
TBD% - 15.420% due 05/25/2026		$9,349	7,082

DirecTV Financing LLC
10.650% due 08/02/2027		1,153	1,155

Encina Private Credit LLC
TBD% - 9.241% due 11/30/2025 «µ		1,551	1,518

Envalior Finance GmbH
9.448% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	1,100	1,115
10.883% due 03/29/2030		$1,687	1,557

Finastra U.S.A., Inc.
0.500% - 12.616% due 09/13/2029 «µ		56	56
0.500% - 12.616% due 09/13/2029 «		544	543

Gateway Casinos & Entertainment Ltd.
13.548% due 10/15/2027		3,364	3,367
13.588% (CDOR03M + 8.000%) due 10/18/2027 ~	CAD	1,917	1,448

iHeartCommunications, Inc.
8.720% due 05/01/2026		$320	276

Incora
TBD% - 13.988% due 03/01/2024 «		3,373	3,579

Ivanti Software, Inc.
9.907% due 12/01/2027		5,789	5,511

Lealand Finance Co. BV
8.470% due 06/28/2024		40	28

Lealand Finance Co. BV (6.431% Cash and 3.000% PIK)
9.431% due 06/30/2025 (c)		194	81

Lifepoint Health, Inc.
11.168% due 11/16/2028		2,640	2,637

Magenta Buyer LLC
10.645% due 07/27/2028		499	357

Market Bidco Ltd.
10.042% (SONIA03M + 4.750%) due 11/04/2027 ~	GBP	4,878	6,035

MPH Acquisition Holdings LLC
9.900% due 09/01/2028		$4,819	4,660

Obol France 3 SAS
8.864% (EUR006M + 4.750%) due 12/31/2025 ~	EUR	3,100	3,181

Oi SA
TBD% - 14.000% due 09/07/2024 µ		$2,810	2,810
7.362% (LIBOR03M + 1.750%) due 02/26/2035 ~		2,162	108

Poseidon Bidco SASU
9.175% (EUR003M + 5.250%) due 09/30/2028 ~	EUR	3,500	3,869

Promotora de Informaciones SA
9.192% (EUR003M + 5.220%) due 12/31/2026 ~		8,567	9,020

Promotora de Informaciones SA (6.942% Cash and 5.000% PIK)
11.942% (EUR003M + 5.305%) due 06/30/2027 ~(c)		356	363

PUG LLC
8.970% due 02/12/2027		$3,209	3,165
9.720% due 02/12/2027		1,380	1,373

Radiate Holdco LLC
8.720% due 09/25/2026		1,385	1,116

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rising Tide Holdings, Inc.
14.356% due 06/01/2026 «		$948	$913

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026	EUR	8,147	3,763

Syniverse Holdings, Inc.
12.348% due 05/13/2027		$9,027	7,983

Telemar Norte Leste SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		6,166	308
1.750% due 02/26/2035		110	6

U.S. Renal Care, Inc.
10.470% due 06/20/2028		9,616	7,333

Veritas U.S., Inc.
10.470% due 09/01/2025		5,250	4,380

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		979	725

Windstream Services LLC
9.448% due 02/23/2027		3,130	3,099
11.706% due 09/21/2027		420	398

Total Loan Participations and Assignments (Cost $119,918)			115,613

CORPORATE BONDS & NOTES 39.4%

BANKING & FINANCE 9.9%

Agps Bondco PLC
4.625% due 01/14/2026	EUR	2,100	820
5.000% due 04/27/2027		1,300	484
5.500% due 11/13/2026		100	39

Armor Holdco, Inc.
8.500% due 11/15/2029 (l)		$2,000	1,816

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (l)	EUR	100	105
2.625% due 04/28/2025 (l)		913	984
7.708% due 01/18/2028 •(l)		1,211	1,340
8.000% due 01/22/2030 •(l)		918	1,022
8.500% due 09/10/2030 •(l)		1,138	1,266
10.500% due 07/23/2029 (l)		2,342	2,846

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	400	105

Barclays PLC
6.490% due 09/13/2029		$200	208
6.692% due 09/13/2034		300	321
7.437% due 11/02/2033 •(l)		970	1,087

BOI Finance BV
7.500% due 02/16/2027	EUR	1,500	1,526

Brandywine Operating Partnership LP
3.950% due 11/15/2027		$100	89

CaixaBank SA
6.840% due 09/13/2034		200	211

CBRE Services, Inc.
5.950% due 08/15/2034 (l)		400	421

Claveau Re Ltd.
22.582% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		498	399

Cosaint Re Pte. Ltd.
15.172% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		400	399

Credit Suisse AG AT1 Claim		3,840	461

GSPA Monetization Trust
6.422% due 10/09/2029		1,104	1,072

Hestia Re Ltd.
14.702% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		469	443

Long Walk Reinsurance Ltd.
9.750% due 01/30/2031		400	400

Sanders Re Ltd.
17.092% (T-BILL 3MO + 11.760%) due 04/09/2029 ~		714	562

Societe Generale SA
6.691% due 01/10/2034 •(l)		400	423

SVB Financial Group
1.800% due 02/02/2031 ^(d)		607	403

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.100% due 05/15/2028 ^(d)		$100	$66
3.125% due 06/05/2030 ^(d)		100	66
4.345% due 04/29/2028 ^(d)		300	199
4.570% due 04/29/2033 ^(d)		800	529

UBS Group AG
6.442% due 08/11/2028 •(l)		300	312
6.537% due 08/12/2033 •(l)		250	267
9.016% due 11/15/2033 •		250	308

Uniti Group LP
6.000% due 01/15/2030 (l)		4,868	3,407
6.500% due 02/15/2029 (l)		1,400	1,012

Ursa Re Ltd.
14.582% due 12/07/2026		400	398

VICI Properties LP
3.875% due 02/15/2029 (l)		1,800	1,655
4.500% due 01/15/2028 (l)		1,280	1,222

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(d)		3,865	2,102

Yosemite Re Ltd.
15.310% (T-BILL 3MO + 9.978%) due 06/06/2025 ~		390	402

			31,197

INDUSTRIALS 24.8%

BAT Capital Corp.
6.421% due 08/02/2033		600	628

CAB SELAS
3.375% due 02/01/2028	EUR	650	641

Carvana Co. (12.000% PIK)
12.000% due 12/01/2028 (c)		$371	300

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (c)		3,307	2,641

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (c)		2,622	2,119

CGG SA
7.750% due 04/01/2027	EUR	2,900	2,963
8.750% due 04/01/2027 (l)		$1,944	1,773

CVS Pass-Through Trust
7.507% due 01/10/2032		303	319

DISH DBS Corp.
5.250% due 12/01/2026 (l)		3,520	3,022
5.750% due 12/01/2028 (l)		3,560	2,846

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (c)		36	6

Ford Motor Co.
7.700% due 05/15/2097 (l)		5,005	5,417

HCA, Inc.
7.500% due 11/15/2095 (l)		1,050	1,188

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (l)		8,343	7,968

Inter Media & Communication SpA
6.750% due 02/09/2027 (l)	EUR	900	960

Legacy LifePoint Health LLC
4.375% due 02/15/2027		$200	185

LifePoint Health, Inc.
9.875% due 08/15/2030 (l)		400	405
11.000% due 10/15/2030 (l)		1,400	1,476

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	400	397

New Albertsons LP
6.570% due 02/23/2028		$2,800	2,615

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029		200	151
11.750% due 10/15/2028 (l)		1,100	1,184

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (l)		5,300	4,958

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/29/2024 (g)(i)		450	16

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029 (l)	EUR	1,400	1,327

Petroleos Mexicanos
6.700% due 02/16/2032		$830	690
6.840% due 01/23/2030 (l)		400	347
8.750% due 06/02/2029		765	744

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		$856	$790
5.750% due 09/30/2039 (l)		4,425	4,405

Transocean Aquila Ltd.
8.000% due 09/30/2028 (l)		300	305

U.S. Renal Care, Inc.
10.625% due 06/28/2028		843	647

Valaris Ltd.
8.375% due 04/30/2030 (l)		2,001	2,052

Vale SA
0.000% due 12/29/2049 ~(i)	BRL	60,000	4,367

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029		$200	182
4.125% due 08/15/2031		100	88

Venture Global LNG, Inc.
8.375% due 06/01/2031		100	100
9.500% due 02/01/2029		100	106

Veritas U.S., Inc.
7.500% due 09/01/2025 (l)		1,110	917

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(c)(d)		13,761	12,523

Windstream Escrow LLC
7.750% due 08/15/2028 (l)		4,700	4,122

			77,890

UTILITIES 4.7%

FORESEA Holding SA
7.500% due 06/15/2030		467	432

NGD Holdings BV
6.750% due 12/31/2026		188	133

Northwestern Bell Telephone
7.750% due 05/01/2030		7,000	3,438

Oi SA
10.000% due 07/27/2025 ^(d)		13,514	676

Pacific Gas & Electric Co.
3.750% due 08/15/2042		10	7
4.000% due 12/01/2046 (l)		1,004	738
4.200% due 03/01/2029 (l)		900	852
4.450% due 04/15/2042 (l)		322	261
4.500% due 12/15/2041		10	8
4.750% due 02/15/2044 (l)		1,826	1,529
4.950% due 07/01/2050 (l)		2,172	1,859

Peru LNG SRL
5.375% due 03/22/2030 (l)		4,800	3,976

Vistra Operations Co. LLC
6.950% due 10/15/2033		800	843

			14,752

Total Corporate Bonds & Notes (Cost $143,885)			123,839

CONVERTIBLE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

DISH Network Corp.
3.375% due 08/15/2026		1,600	856

Total Convertible Bonds & Notes (Cost $1,600)			856

MUNICIPAL BONDS & NOTES 2.3%

MICHIGAN 0.2%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044		800	594

PUERTO RICO 1.5%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (l)		295	162
0.000% due 11/01/2051 (l)		9,187	4,592

			4,754

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		$21,900	$1,941

Total Municipal Bonds & Notes (Cost $7,359)			7,289

U.S. GOVERNMENT AGENCIES 1.7%

Fannie Mae
0.000% due 12/25/2040 •(l)		126	118
0.598% due 02/25/2049 •(a)		220	25
3.500% due 12/25/2032 - 12/25/2049 (a)		412	68
3.500% due 03/25/2042 (a)(l)		870	71
4.000% due 11/25/2042 (a)(l)		652	79

Freddie Mac
0.000% due 11/15/2040 •(l)		112	94
0.700% due 11/25/2055 ~(a)		15,960	954
3.000% due 11/15/2033 (a)		891	48
5.992% due 11/25/2055 «~(l)		3,787	2,378
13.002% due 12/25/2027 •		1,269	1,336

Total U.S. Government Agencies (Cost $5,622)			5,171

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.0%

Banc of America Funding Trust
6.000% due 08/25/2036 «		406	358

BCAP LLC Trust
3.544% due 03/27/2036 ~		613	435
4.533% due 03/26/2037 þ		299	424

Bear Stearns ALT-A Trust
4.140% due 09/25/2047 ~		1,703	816
4.492% due 11/25/2036 ~		133	69
4.708% due 09/25/2035 ~		109	60
5.790% due 06/25/2046 •		774	683

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 «þ		29	28

CALI Mortgage Trust
3.957% due 03/10/2039 (l)		1,600	1,346

CD Mortgage Trust
5.688% due 10/15/2048		149	134

Chase Mortgage Finance Trust
4.876% due 12/25/2035 «~		2	1
6.000% due 02/25/2037		297	119
6.000% due 07/25/2037		203	95
6.250% due 10/25/2036		528	219

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037 «		4	4

Commercial Mortgage Loan Trust
6.589% due 12/10/2049 ~		143	16

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036		691	396
6.000% due 08/25/2037 ~		344	191

Countrywide Alternative Loan Trust
4.450% due 04/25/2036 ~		133	115
5.500% due 03/25/2035		97	42
5.500% due 12/25/2035		846	467
5.750% due 01/25/2035		57	54
5.820% due 05/25/2037 •		116	40
6.000% due 02/25/2035		112	83
6.000% due 08/25/2036 •		120	71
6.000% due 12/25/2036		1,326	409
6.000% due 04/25/2037		351	170
6.250% due 11/25/2036		196	149
6.250% due 12/25/2036 •		614	262
6.500% due 08/25/2036		184	60

Countrywide Home Loan Mortgage Pass-Through Trust
5.003% due 02/20/2035 ~		1	1
5.500% due 10/25/2035		150	87
6.250% due 09/25/2036		157	63

Credit Suisse Mortgage Capital Trust
9.794% due 07/15/2032 ~		3,147	2,785

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
7.420% due 06/25/2034 •		2,030	1,976

Eurosail PLC
9.339% due 06/13/2045 •	GBP	239	245

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
13.137% due 11/25/2041 ~		$1,900	$2,018

GS Mortgage Securities Corp. Trust
8.762% due 08/15/2039 ~(l)		550	555

GSR Mortgage Loan Trust
6.000% due 02/25/2036		1,016	447

HarborView Mortgage Loan Trust
4.209% due 07/19/2035 ~		12	9
6.190% due 01/19/2035 «•		18	15

Hilton USA Trust
2.828% due 11/05/2035 (l)		400	321

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037		1,630	521

Jackson Park Trust
3.242% due 10/14/2039 ~		733	561

JP Morgan Alternative Loan Trust
4.115% due 03/25/2036 ~		345	248
4.127% due 03/25/2037 ~		325	295

JP Morgan Chase Commercial Mortgage Securities Trust
7.085% due 07/05/2033 •(l)		1,182	1,016
9.726% due 02/15/2035 •		2,009	1,931

JP Morgan Mortgage Trust
4.704% due 02/25/2036 ~		79	54
5.099% due 01/25/2037 ~		76	66

Lehman XS Trust
5.910% due 06/25/2047 •		393	350

Merrill Lynch Mortgage Investors Trust
3.853% due 03/25/2036 ~		535	290

Morgan Stanley Bank of America Merrill Lynch Trust
3.708% due 05/15/2046		412	325

Morgan Stanley Capital Trust
10.009% due 11/15/2034 •		1,200	1,113

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ~		2,050	595

Residential Asset Securitization Trust
5.750% due 02/25/2036		374	146
6.000% due 07/25/2037		621	251
6.250% due 09/25/2037		1,159	490

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 09/25/2036 «		43	31
6.000% due 06/25/2037		571	426

Stratton Mortgage Funding PLC
8.221% due 07/20/2060 •	GBP	1,800	2,293

Structured Adjustable Rate Mortgage Loan Trust
4.540% due 01/25/2036 ~		$408	206
5.448% due 11/25/2036 ~		354	296

SunTrust Adjustable Rate Mortgage Loan Trust
4.150% due 04/25/2037 ~		207	125
4.848% due 02/25/2037 ~		31	27

WaMu Mortgage Pass-Through Certificates Trust
3.704% due 02/25/2037 ~		120	101
3.972% due 10/25/2036 ~		174	151
4.185% due 12/25/2046 ~		152	131
6.370% due 10/25/2045 •		1,557	1,300

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/2037		14	13

WSTN Trust
7.690% due 07/05/2037 (l)		800	792
8.455% due 07/05/2037		800	794
9.835% due 07/05/2037		600	594

Total Non-Agency Mortgage-Backed Securities (Cost $35,016)			31,370

ASSET-BACKED SECURITIES 5.3%

ABFC Trust
5.620% due 10/25/2036 •		655	654

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,750	606

Apidos CLO
0.000% due 01/20/2031 ~		$2,200	696

Argent Securities Trust
5.850% due 03/25/2036 •		5,808	3,108

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,070	821

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	61

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036		$213	$91

Belle Haven ABS CDO Ltd.
5.926% due 07/05/2046 •		85,896	9

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	249
0.000% due 10/22/2031 ~		1,000	222

Citigroup Mortgage Loan Trust
5.770% due 12/25/2036 •		2,626	1,049

Dryden CLO Ltd.
0.000% due 07/17/2031 ~		5,689	1,991

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	159	0

Jay Park CLO Ltd.
0.000% due 10/20/2027 ~		$2,700	37

Marlette Funding Trust
0.000% due 07/16/2029 «(g)		6	147
0.000% due 03/15/2030 «(g)		3	90

Merrill Lynch Mortgage Investors Trust
5.790% due 04/25/2037 •		184	90

Morgan Stanley Mortgage Loan Trust
5.710% due 04/25/2037 •		2,452	686
6.250% due 02/25/2037 ~		192	108

Residential Asset Mortgage Products Trust
6.030% due 09/25/2036 ~		95	91

Securitized Asset-Backed Receivables LLC Trust
5.750% due 05/25/2036 •		3,854	2,021

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)		1	692

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		2	450

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		2,100	173
0.000% due 09/25/2040 «(g)		846	103

Taberna Preferred Funding Ltd.
6.034% due 08/05/2036 •		2,532	2,278

Total Asset-Backed Securities (Cost $38,592)			16,462

SOVEREIGN ISSUES 3.1%

Argentina Government International Bond
0.750% due 07/09/2030 þ		1,735	666
1.000% due 07/09/2029		366	146
3.500% due 07/09/2041 þ		2,872	981
3.625% due 07/09/2035 þ		1,948	654
3.625% due 07/09/2046 þ		115	40
4.250% due 01/09/2038 þ(l)		6,188	2,460

Argentina Treasury Bond BONCER
4.000% due 10/14/2024	ARS	120,286	198

Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	73,000	1,318
13.000% due 01/30/2026		75,200	1,362

Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		$300	135
7.875% due 02/11/2035 ^(d)		400	176
8.750% due 03/11/2061 ^(d)		200	87

Provincia de Buenos Aires
129.126% due 04/12/2025	ARS	217,314	181

Romania Government International Bond
5.500% due 09/18/2028	EUR	500	568
6.375% due 09/18/2033		500	585

Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$12	2
9.250% due 09/15/2027 ^(d)		151	29

Total Sovereign Issues (Cost $15,894)			9,588

		SHARES
COMMON STOCKS 11.5%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (e)		261,329	476

iHeartMedia, Inc. ‘A’ (e)		62,317	166

iHeartMedia, Inc. ‘B’ «(e)		48,387	116

	SHARES	MARKET VALUE (000S)

Promotora de Informaciones SA (e)	130,203	$42

		800

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV «(e)(j)	12,793,342	0

ENERGY 0.0%

Axis Energy Services ‘A’ «(j)	1,253	37

FINANCIALS 1.6%

Banca Monte dei Paschi di Siena SpA (e)	523,500	1,760

Intelsat Emergence SA «(e)(j)	113,713	3,240

		5,000

HEALTH CARE 4.5%

Amsurg Equity «(e)(j)	275,005	14,105

INDUSTRIALS 2.6%

Drillco Holding Lux SA «(e)	9,882	245

Drillco Holding Lux SA «(e)(j)	26,444	657

Forsea Holding SA «(e)	1,098	27

Neiman Marcus Group Ltd. LLC «(e)(j)	39,846	5,972

Syniverse Holdings, Inc. «(j)	1,230,329	1,077

Voyager Aviation Holdings LLC «(e)	538	0

Westmoreland Mining Holdings «(e)(j)	25,226	101

Westmoreland Mining LLC «(e)(j)	25,448	89

		8,168

UTILITIES 2.6%

West Marine New «(e)(j)	1,500	16

Windstream Units «(e)	272,031	8,050

		8,066

Total Common Stocks (Cost $30,559)		36,176

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	277	1

UTILITIES 0.0%

West Marine - Exp. 09/08/2028 «	195	0

Total Warrants (Cost $2,268)		1

PREFERRED SECURITIES 0.8%

FINANCIALS 0.8%

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)	35,000	32

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)(l)	2,246,400	2,490

SVB Financial Group
4.000% due 05/15/2026 ^(d)(i)	100,000	1
4.250% due 11/15/2026 ^(d)(i)	100,000	1
4.700% due 11/15/2031 ^(d)(i)	140,000	2

		2,526

		SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «		3,228	$0

Total Preferred Securities (Cost $3,421)			2,526

REAL ESTATE INVESTMENT TRUSTS 0.7%

REAL ESTATE 0.7%

CBL & Associates Properties, Inc.		9,309	227

Uniti Group, Inc.		98,821	571

VICI Properties, Inc.		45,844	1,462

Total Real Estate Investment Trusts (Cost $1,063)			2,260

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (k) 0.1%
			233

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	86,321	91

HUNGARY TREASURY BILLS 0.1%
10.900% due 01/04/2024 (g)(h)	HUF	140,000	403

U.S. TREASURY BILLS 0.5%
5.392% due 01/25/2024 - 02/15/2024 (f)(g)(o)		$1,679	1,671

Total Short-Term Instruments (Cost $2,409)			2,398

Total Investments in Securities (Cost $407,606)			353,549

		SHARES
INVESTMENTS IN AFFILIATES 9.8%

SHORT-TERM INSTRUMENTS 9.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.8%

PIMCO Short-Term Floating NAV Portfolio III		3,169,644	30,831

Total Short-Term Instruments (Cost $30,823)			30,831

Total Investments in Affiliates (Cost $30,823)			30,831

Total Investments 122.4% (Cost $438,429)			$384,380

Financial Derivative Instruments (m)(n) 0.0% (Cost or Premiums, net $(981))			182

Auction-Rate Preferred Shares (3.2)%			(10,100)

Other Assets and Liabilities, net (19.2)%			(60,435)

Net Assets Applicable to Common Shareholders 100.0%			$314,027

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Amsurg Equity	11/02/2023 - 11/06/2023	$11,491	$14,105	4.49%
Axis Energy Services ‘A’	07/01/2021	18	37	0.01
Drillco Holding Lux SA	06/08/2023	529	657	0.21
Intelsat Emergence SA	06/19/2017 - 07/03/2023	7,942	3,240	1.03
Neiman Marcus Group Ltd. LLC	09/25/2020	1,306	5,972	1.90
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	1,210	1,077	0.34
West Marine New	09/12/2023	22	16	0.01
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	727	101	0.03
Westmoreland Mining LLC	06/30/2023	169	89	0.03

		$23,414	$25,294	8.05%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	2.600%	12/29/2023	01/02/2024	$233	U.S. Treasury Notes 0.375% due 11/30/2025	$(238)	$233	$233

Total Repurchase Agreements						$(238)	$233	$233

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BMO	5.730%	12/22/2023	02/20/2024		$	(707)	$(707)
BOS	5.970	10/10/2023	01/08/2024			(574)	(582)
	6.240	12/15/2023	02/02/2024			(5,148)	(5,164)
BPS	4.380	09/15/2023	TBD	(3)	EUR	(6,330)	(7,078)
	4.380	11/06/2023	TBD	(3)		(1,603)	(1,781)
	6.080	10/17/2023	01/17/2024		$	(660)	(669)
	6.100	09/18/2023	03/14/2024			(1,499)	(1,525)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	63

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	6.120%	11/07/2023	02/23/2024		$	(1,052)	$(1,061)
	6.180	10/10/2023	04/08/2024			(3,101)	(3,145)
	6.180	11/24/2023	04/08/2024			(331)	(333)
BRC	4.850	12/21/2023	TBD	(3)		(1,682)	(1,685)
	6.320	10/24/2023	TBD	(3)		(3,003)	(3,040)
BYR	6.100	11/20/2023	05/20/2024			(722)	(727)
CDC	5.930	01/02/2024	04/02/2024			(6,625)	(6,625)
	5.990	10/03/2023	01/02/2024			(2,704)	(2,745)
	5.990	11/15/2023	01/02/2024			(3,602)	(3,631)
	6.100	11/07/2023	03/06/2024			(784)	(791)
	6.100	12/07/2023	04/05/2024			(8,431)	(8,468)
	6.100	12/18/2023	04/12/2024			(664)	(666)
	6.100	12/29/2023	04/29/2024			(1,342)	(1,343)
IND	5.980	11/06/2023	05/06/2024			(693)	(700)
	6.020	12/04/2023	02/29/2024			(484)	(486)
	6.070	12/04/2023	02/29/2024			(1,967)	(1,976)
	6.120	12/04/2023	02/29/2024			(622)	(625)
MBC	4.200	11/10/2023	06/20/2025		EUR	(738)	(819)
MSB	6.200	10/25/2023	04/25/2024		$	(258)	(261)
RCY	6.110	09/15/2023	03/18/2024			(307)	(313)
SAL	5.890	11/22/2023	01/22/2024			(2,652)	(2,670)
SOG	5.930	10/16/2023	01/16/2024			(1,606)	(1,627)
	5.970	10/12/2023	04/12/2024			(1,936)	(1,963)
	6.100	10/12/2023	04/12/2024			(2,745)	(2,783)
	6.100	12/15/2023	04/11/2024			(548)	(550)
	6.120	08/09/2023	01/24/2024			(2,165)	(2,218)
	6.120	10/10/2023	04/10/2024			(1,494)	(1,515)
TDM	5.710	12/19/2023	02/20/2024			(4,957)	(4,968)
UBS	4.100	11/23/2023	06/06/2025		EUR	(78)	(87)
	6.070	08/28/2023	02/26/2024		$	(4,430)	(4,524)

Total Reverse Repurchase Agreements							$(79,851)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BMO	$0	$(707)	$0	$(707)	$732	$25
BOS	0	(5,746)	0	(5,746)	7,962	2,216
BPS	0	(15,592)	0	(15,592)	18,805	3,213
BRC	0	(4,725)	0	(4,725)	6,789	2,064
BYR	0	(727)	0	(727)	861	134
CDC	0	(24,269)	0	(24,269)	20,920	(3,349)
FICC	233	0	0	233	(238)	(5)
IND	0	(3,787)	0	(3,787)	4,567	780
MBC	0	(819)	0	(819)	945	126
MSB	0	(261)	0	(261)	321	60
RCY	0	(313)	0	(313)	362	49
SAL	0	(2,670)	0	(2,670)	2,378	(292)
SOG	0	(10,656)	0	(10,655)	12,399	1,744
TDM	0	(4,968)	0	(4,968)	5,110	142
UBS	0	(4,611)	0	(4,611)	5,589	978

Total Borrowings and Other Financing Transactions	$233	$(79,851)	$0

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(11,472)	$(18,741)	$(31,958)	$(62,171)
Municipal Bonds & Notes	0	0	0	(3,040)	(3,040)
U.S. Government Agencies	0	(2,670)	(313)	0	(2,983)
Non-Agency Mortgage-Backed Securities	0	0	(3,087)	(261)	(3,348)
Sovereign Issues	0	0	0	(1,685)	(1,685)

Total Borrowings	$0	$(14,142)	$(22,141)	$(36,944)	$(73,227)

Payable for reverse repurchase agreements (5)					$(73,227)

(l)	Securities with an aggregate market value of $89,385 and cash of $51 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2023 was $(59,926) at a weighted average interest rate of 5.675%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(6,624) is outstanding at period end.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	1.875%	EUR	200	$14	$3	$17	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	2.236		1,986	76	97	173	2	0

							$90	$100	$190	$2	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay (5)	1-Day GBP-SONIO Compounded-OIS	5.000%	Annual	03/20/2029	GBP	18,300	$1,798	$13	$1,811	$0	$(58)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		7,300	709	1,155	1,864	62	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		3,700	412	169	581	34	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		300	(1)	188	187	6	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$	12,700	(1)	297	296	3	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		6,400	1	144	145	0	(1)
Pay (5)	1-Day USD-SOFR Compounded-OIS	5.250	Annual	06/17/2025		56,000	134	567	701	11	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		1,000	0	33	33	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/15/2026		15,300	249	(961)	(712)	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027		4,900	(1)	402	401	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027		21,600	(51)	(1,576)	(1,627)	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		2,730	(1)	219	218	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027		10,900	(27)	(757)	(784)	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		4,500	(1)	346	345	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027		18,000	(48)	(1,184)	(1,232)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		28,100	106	(1,563)	(1,457)	3	0
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		15,100	(3)	1,564	1,561	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028		16,100	(4)	1,690	1,686	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		49,900	1,404	(3,390)	(1,986)	3	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		14,500	(274)	(5)	(279)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		61,800	(6,367)	1,382	(4,985)	0	(12)
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031		1,400	0	245	245	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	04/12/2031		7,000	(14)	(1,108)	(1,122)	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		36,300	2,460	4,690	7,150	24	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		20,100	(281)	3,083	2,802	12	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	65

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	2.000%	Annual	12/21/2032	$	12,500	$(1,710)	$301	$(1,409)	$0	$(11)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		19,000	172	(127)	45	0	(15)
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2044		75,300	(212)	11,853	11,641	0	(221)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		3,200	(22)	929	907	11	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		8,400	(21)	2,763	2,742	28	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		8,800	(34)	2,702	2,668	30	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		1,700	(5)	404	399	6	0
Receive	1-Day USD-SOFR Compounded-OIS	1.150	Semi-Annual	12/11/2050		91,100	18	39,632	39,650	355	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	3,900	97	(125)	(28)	1	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	542	604	18	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		3,600	326	408	734	30	0
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		9,900	139	496	635	50	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	100	0	0	0	0	0

							$(991)	$65,421	$64,430	$691	$(344)

Total Swap Agreements							$(901)	$65,521	$64,620	$693	$(344)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$693	$693	$0	$0	$(344)	$(344)

Cash of $10,640 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2024	GBP	273		$347	$0	$(1)

BPS	01/2024	EUR	896		980	0	(10)
	01/2024	GBP	1,042		1,322	0	(7)
	01/2024	HUF	46,697		133	0	(2)
	01/2024		$450	EUR	407	0	(1)
	01/2024		3	HUF	907	0	0

CBK	01/2024	GBP	267		$338	0	(2)
	01/2024	HUF	7,356		21	0	0
	01/2024	MXN	3		0	0	0

GLM	01/2024	DOP	92,321		1,619	36	0
	01/2024		$121	MXN	2,125	3	0
	02/2024	DOP	21,643		$376	5	0
	03/2024		4,291		75	2	0

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

JPM	01/2024	HUF	72,989		$208	$0	$(2)

MBC	01/2024	CAD	1,558		1,151	0	(25)
	01/2024	GBP	226		286	0	(3)
	01/2024	HUF	4,576		13	0	0

MYI	01/2024	EUR	34,913		38,374	0	(177)
	01/2024	HUF	8,796		25	0	0

RBC	04/2024		$0	MXN	3	0	0
UAG	01/2024	GBP	5,662		$7,166	0	(52)

Total Forward Foreign Currency Contracts						$46	$(282)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
										Asset	Liability
DUB	Eskom«	4.650%	Quarterly	06/30/2029	0.075%	$	1,500	$0	$130	$130	$0
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	1.588	EUR	100	(2)	8	6	0
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	5.188	$	400	(78)	11	0	(67)

Total Swap Agreements								$(80)	$149	$136	$(67)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
BPS	0	0	0	0	(20)	0	0	(20)	(20)	0	(20)
CBK	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
DUB	0	0	130	130	0	0	0	0	130	0	130
GLM	46	0	0	46	0	0	0	0	46	0	46
JPM	0	0	6	6	(2)	0	0	(2)	4	0	4
MBC	0	0	0	0	(28)	0	0	(28)	(28)	0	(28)
MYC	0	0	0	0	0	0	(67)	(67)	(67)	0	(67)
MYI	0	0	0	0	(177)	0	0	(177)	(177)	423	246
UAG	0	0	0	0	(52)	0	0	(52)	(52)	0	(52)

Total Over the Counter	$46	$0	$136	$182	$(282)	$0	$(67)	$(349)

(o)
Securities with an aggregate market value of $423 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	67

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$691	$693

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$46	$0	$46
Swap Agreements	0	136	0	0	0	136

	$0	$136	$0	$46	$0	$182

	$0	$138	$0	$46	$691	$875

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$344	$344

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$282	$0	$282
Swap Agreements	0	67	0	0	0	67

	$0	$67	$0	$282	$0	$349

	$0	$67	$0	$282	$344	$693

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$60	$0	$0	$(15,882)	$(15,822)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(484)	$0	$(484)
Swap Agreements	0	38	0	0	0	38

	$0	$38	$0	$(484)	$0	$(446)

	$0	$98	$0	$(484)	$(15,882)	$(16,268)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$196	$0	$0	$18,764	$18,960

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$765	$0	$765
Swap Agreements	0	79	0	0	0	79

	$0	$79	$0	$765	$0	$844

	$0	$275	$0	$765	$18,764	$19,804

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$100,693	$14,920	$115,613
Corporate Bonds & Notes
Banking & Finance	0	29,095	2,102	31,197
Industrials	0	77,890	0	77,890
Utilities	0	14,752	0	14,752
Convertible Bonds & Notes
Industrials	0	856	0	856
Municipal Bonds & Notes
Michigan	0	594	0	594
Puerto Rico	0	4,754	0	4,754
West Virginia	0	1,941	0	1,941
U.S. Government Agencies	0	2,793	2,378	5,171
Non-Agency Mortgage-Backed Securities	0	30,933	437	31,370
Asset-Backed Securities	0	14,980	1,482	16,462
Sovereign Issues	0	9,588	0	9,588
Common Stocks
Communication Services	684	0	116	800
Energy	0	0	37	37
Financials	1,760	0	3,240	5,000
Health Care	0	0	14,105	14,105
Industrials	0	0	8,168	8,168
Utilities	0	0	8,066	8,066
Warrants
Financials	0	0	1	1
Preferred Securities
Financials	0	2,526	0	2,526
Real Estate Investment Trusts
Real Estate	2,260	0	0	2,260
Short-Term Instruments
Repurchase Agreements	0	233	0	233
Short-Term Notes	0	91	0	91

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Hungary Treasury Bills	$0	$403	$0	$403
U.S. Treasury Bills	0	1,671	0	1,671

	$4,704	$293,793	$55,052	$353,549

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$30,831	$0	$0	$30,831

Total Investments	$35,535	$293,793	$55,052	$384,380

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	693	0	693
Over the counter	0	52	130	182

	$0	$745	$130	$875

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(344)	0	(344)
Over the counter	0	(349)	0	(349)

	$0	$(693)	$0	$(693)

Total Financial Derivative Instruments	$0	$52	$130	$182

Totals	$35,535	$293,845	$55,182	$384,562

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2023:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$33,820	$11,209	$(18,394)	$435	$(3,684)	$4,001	$0	$(12,467)	$14,920	$455
Corporate Bonds & Notes
Banking & Finance	412	0	0	2	0	18	2,102	(432)	2,102	0
U.S. Government Agencies	2,203	0	(31)	5	10	191	0	0	2,378	188
Non-Agency Mortgage-Backed Securities	55	0	(4)	0	0	0	386	0	437	0
Asset-Backed Securities	1,990	0	0	7	0	(515)	0	0	1,482	(515)
Common Stocks
Communication Services	158	0	0	0	0	(42)	0	0	116	(42)
Energy	38	0	0	0	0	(1)	0	0	37	(1)
Financials	2,610	0	0	0	0	630	0	0	3,240	630
Health Care	0	11,491	0	0	0	2,614	0	0	14,105	2,614
Industrials	8,322	72	0	0	0	(226)	0	0	8,168	(24)
Utilities	0	2,274	0	0	0	5,792	0	0	8,066	5,792
Rights
Financials	57	0	(110)	0	110	(57)	0	0	0	0
Warrants
Financials	86	0	(113)	0	113	(85)	0	0	1	0
Information Technology	4,165	0	(2,252)	0	0	(1,913)	0	0	0	0
Preferred Securities
Industrials	778	0	0	0	0	(778)	0	0	0	0

	$54,694	$25,046	$(20,904)	$449	$(3,451)	$9,629	$2,488	$(12,899)	$55,052	$9,097

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	69

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)	December 31, 2023	(Unaudited)

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (2)
Financial Derivative Instruments - Assets
Over the counter	$65	$0	$0	$0	$0	$65	$0	$0	$130	$65

Totals	$54,759	$25,046	$(20,904)	$449	$(3,451)	$9,694	$2,488	$(12,899)	$55,182	$9,162

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2023	Valuation Technique	Unobservable Inputs			(% Unless Noted Otherwise)
						Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$6,959	Comparable Companies	EBITDA Multiple	X		14.500	—
	7,961	Discounted Cash Flow	Discount Rate			9.190-26.490	18.177
Corporate Bonds & Notes
Banking & Finance	2,102	Expected Recovery	Recovery Rate			54.375	—
U.S. Government Agencies	2,378	Discounted Cash Flow	Discount Rate			12.112	—
Non-Agency Mortgage-Backed Securities	437	Fair Valuation of Odd Lot Positions	Adjustment Factor			2.500	—
Asset-Backed Securities	1,482	Discounted Cash Flow	Discount Rate			12.000-20.000	18.288
Common Stocks
Communication Services	116	Reference Instrument	Stock Price w/ Liquidity Discount			10.000	—
Energy	37	Comparable Companies	EBITDA Multiple	X		4.000	—
Financials	3,240	Comparable Companies	EBITDA Multiple	X		4.000	—
Health Care	14,105	Comparable Companies	EBITDA Multiple	X		14.500	—
Industrials	5,972	Comparable Companies/ Discounted Cash Flow	Revenue Multiple/ EBITDA Multiple/ Discount Rate	X/X/	%	0.550/6.500/10.000	—
	1,077	Discounted Cash Flow	Discount Rate			17.280	—
	1,119	Indicative Market Quotation	Broker Quote	$		3.500-24.833	21.257
Utilities	8,050	Comparable Companies	EBITDA Multiple	X		5.860	—
	16	Discounted Cash Flow/ Comparable Companies	Discount Rate/ Revenue Multiple	%/X		17.250/0.550	—
Warrants
Financials	1	Option Pricing Model	Volatility			40.000	—

Financial Derivative Instruments - Assets
Over the counter	130	Indicative Market Quotation	Broker Quote			7.505	—

Total	$55,182

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Income Strategy Fund II	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

INVESTMENTS IN SECURITIES 118.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 35.9%

Amsurg
10.110% due 11/03/2026 «		$735	$735
13.258% due 09/15/2028 «		12,174	12,174

AP Core Holdings LLC
10.970% due 09/01/2027		14,463	14,166

AVSC Holding Corp. (8.681% Cash and 0.250% PIK)
8.931% due 03/03/2025 (c)		4,972	4,888

BDO U.S.A. PC
11.356% due 08/31/2028 «		2,533	2,523

Carnival Corp.
7.593% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	2,242	2,483

Diamond Sports Group LLC
TBD% - 15.420% due 05/25/2026		$17,965	13,608

DirecTV Financing LLC
10.650% due 08/02/2027		1,660	1,663

Envalior Finance GmbH
9.448% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	2,100	2,129
10.883% due 03/29/2030		$3,275	3,023

Finastra U.S.A., Inc.
TBD% - 12.616% due 09/13/2029 «µ		103	103
0.500% - 12.616% due 09/13/2029 «		997	995

Gateway Casinos & Entertainment Ltd.
13.548% due 10/15/2027		6,666	6,671
13.588% (CDOR03M + 8.000%) due 10/18/2027 ~	CAD	3,821	2,886

iHeartCommunications, Inc.
8.720% due 05/01/2026		$550	474

Incora
TBD% - 13.988% due 03/01/2024 «		6,695	7,104

Ivanti Software, Inc.
9.907% due 12/01/2027		11,104	10,571

Lealand Finance Co. BV
8.470% due 06/28/2024		88	61

Lealand Finance Co. BV (6.431% Cash and 3.000% PIK)
9.431% due 06/30/2025 (c)		831	347

Lifepoint Health, Inc.
11.168% due 11/16/2028		3,200	3,196

Magenta Buyer LLC
10.645% due 07/27/2028		997	714

Market Bidco Ltd.
10.042% (SONIA03M + 4.750%) due 11/04/2027 ~	GBP	9,371	11,593

MPH Acquisition Holdings LLC
9.900% due 09/01/2028		$9,596	9,279

Obol France 3 SAS
8.864% (EUR006M + 4.750%) due 12/31/2025 ~	EUR	5,900	6,055

Oi SA
TBD% - 14.000% due 09/07/2024 µ		$5,492	5,491
7.362% (LIBOR03M + 1.750%) due 02/26/2035 ~		4,206	210

Poseidon Bidco SASU
9.175% (EUR003M + 5.250%) due 09/30/2028 ~	EUR	6,700	7,406

Promotora de Informaciones SA
9.192% (EUR003M + 5.220%) due 12/31/2026 ~		16,447	17,317

Promotora de Informaciones SA (6.942% Cash and 5.000% PIK)
11.942% (EUR003M + 5.305%) due 06/30/2027 ~(c)		706	720

PUG LLC
8.970% due 02/12/2027		$8,548	8,433
9.720% due 02/12/2027		405	403

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Radiate Holdco LLC
8.720% due 09/25/2026		$2,593	$2,089

Rising Tide Holdings, Inc.
14.356% due 06/01/2026 «		405	391

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026	EUR	15,903	7,345

Syniverse Holdings, Inc.
12.348% due 05/13/2027		$17,685	15,640

Telemar Norte Leste SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		12,167	608
1.750% due 02/26/2035		214	11

U.S. Renal Care, Inc.
10.470% due 06/20/2028		18,240	13,908

Veritas U.S., Inc.
10.470% due 09/01/2025		10,640	8,877

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		2,050	1,517

Windstream Services LLC
9.448% due 02/23/2027		6,060	5,999
11.706% due 09/21/2027		2,748	2,607

Total Loan Participations and Assignments (Cost $225,758)			216,413

CORPORATE BONDS & NOTES 38.6%

BANKING & FINANCE 10.3%

Agps Bondco PLC
4.625% due 01/14/2026	EUR	3,900	1,523
5.000% due 04/27/2027		2,400	893
5.500% due 11/13/2026		200	78

Armor Holdco, Inc.
8.500% due 11/15/2029 (k)		$2,700	2,452

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (k)	EUR	500	525
7.708% due 01/18/2028 •(k)		2,100	2,324
8.000% due 01/22/2030 •(k)		2,361	2,629
8.500% due 09/10/2030 •(k)		1,400	1,558
10.500% due 07/23/2029 (k)		5,318	6,462

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	800	210

Barclays PLC
6.490% due 09/13/2029		$300	313
6.692% due 09/13/2034		600	642
7.437% due 11/02/2033 •(k)		2,282	2,557

BOI Finance BV
7.500% due 02/16/2027	EUR	3,000	3,053

CaixaBank SA
6.840% due 09/13/2034		$500	528

CBRE Services, Inc.
5.950% due 08/15/2034 (k)		800	841

Corsair International Ltd.
8.802% due 01/28/2027 •	EUR	1,000	1,104

Cosaint Re Pte. Ltd.
15.172% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$900	899

Credit Suisse AG AT1 Claim		8,393	1,008

Deutsche Bank AG
3.547% due 09/18/2031 •		400	351
6.720% due 01/18/2029 •(k)		300	314

East Lane Re Ltd.
14.582% due 03/31/2026		250	251

GSPA Monetization Trust
6.422% due 10/09/2029		2,373	2,305

Hestia Re Ltd.
14.702% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		704	665

Hudson Pacific Properties LP
3.950% due 11/01/2027		100	84

Intesa Sanpaolo SpA
7.200% due 11/28/2033		500	533
7.800% due 11/28/2053 (k)		800	879

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	500	$502

Long Walk Reinsurance Ltd.
9.750% due 01/30/2031		$700	700

Sanders Re Ltd.
17.092% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		1,405	1,107

Societe Generale SA
6.691% due 01/10/2034 •(k)		500	529

SVB Financial Group
1.800% due 02/02/2031 ^(d)		1,298	862
2.100% due 05/15/2028 ^(d)		200	132
3.125% due 06/05/2030 ^(d)		200	131
3.500% due 01/29/2025 ^(d)		100	66
4.345% due 04/29/2028 ^(d)		500	332
4.570% due 04/29/2033 ^(d)		1,600	1,058

UBS Group AG
3.091% due 05/14/2032 •		300	256
4.194% due 04/01/2031 •		400	373
6.442% due 08/11/2028 •(k)		600	623
9.016% due 11/15/2033 •		250	307

Uniti Group LP
6.000% due 01/15/2030 (k)		9,565	6,694
6.500% due 02/15/2029 (k)		2,900	2,096

Ursa Re Ltd.
14.582% due 12/07/2026		800	796

VICI Properties LP
5.750% due 02/01/2027 (k)		5,300	5,320

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(d)		8,297	4,511

Yosemite Re Ltd.
15.310% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		760	783

			62,159

INDUSTRIALS 23.9%

Altice Financing SA
5.750% due 08/15/2029 (k)		539	479

CAB SELAS
3.375% due 02/01/2028	EUR	1,240	1,224

Carvana Co. (12.000% PIK)
12.000% due 12/01/2028 (c)		$658	533

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (c)		5,758	4,598

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (c)		5,578	4,508

CGG SA
7.750% due 04/01/2027	EUR	5,500	5,619
8.750% due 04/01/2027 (k)		$3,656	3,334

CVS Pass-Through Trust
7.507% due 01/10/2032		628	661

DISH DBS Corp.
5.250% due 12/01/2026 (k)		7,000	6,010
5.750% due 12/01/2028 (k)		7,260	5,804

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (c)		74	13

Ford Motor Co.
7.700% due 05/15/2097 (k)		6,655	7,203

HCA, Inc.
7.500% due 11/15/2095 (k)		1,200	1,358

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (k)		17,148	16,378

Inter Media & Communication SpA
6.750% due 02/09/2027 (k)	EUR	1,795	1,915

Legacy LifePoint Health LLC
4.375% due 02/15/2027		$300	277

LifePoint Health, Inc.
9.875% due 08/15/2030 (k)		800	810
11.000% due 10/15/2030 (k)		2,800	2,952

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	800	794

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	71

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Albertsons LP
6.570% due 02/23/2028		$6,800	$6,352

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029		300	227
11.750% due 10/15/2028 (k)		2,100	2,261

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (k)		10,500	9,823

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/29/2024 (g)(i)		1,101	38

Petroleos Mexicanos
6.700% due 02/16/2032 (k)		1,732	1,439
6.840% due 01/23/2030 (k)		800	694
8.750% due 06/02/2029 (k)		1,416	1,378

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (k)		1,361	1,328

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(d)	GBP	1,300	1,077

Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)		$1,781	1,645
5.750% due 09/30/2039 (k)		8,382	8,346

Transocean Aquila Ltd.
8.000% due 09/30/2028 (k)		500	508

U.S. Renal Care, Inc.
10.625% due 06/28/2028		1,704	1,308

Valaris Ltd.
8.375% due 04/30/2030 (k)		3,574	3,665

Vale SA
0.000% due 12/29/2049 ~(i)	BRL	110,000	8,006

Venture Global LNG, Inc.
8.375% due 06/01/2031		$200	200
9.500% due 02/01/2029		600	635

Veritas U.S., Inc.
7.500% due 09/01/2025 (k)		1,570	1,297

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(c)(d)		27,315	24,856

Windstream Escrow LLC
7.750% due 08/15/2028 (k)		4,800	4,209

			143,762

UTILITIES 4.4%

FORESEA Holding SA
7.500% due 06/15/2030 (k)		1,171	1,086

NGD Holdings BV
6.750% due 12/31/2026		396	282

Northwestern Bell Telephone
7.750% due 05/01/2030		12,625	6,201

Oi SA
10.000% due 07/27/2025 ^(d)		26,307	1,315

Pacific Gas & Electric Co.
3.750% due 08/15/2042		22	16
4.200% due 03/01/2029 (k)		1,800	1,703
4.450% due 04/15/2042 (k)		535	433
4.500% due 12/15/2041		22	17
4.750% due 02/15/2044 (k)		4,092	3,426
4.950% due 07/01/2050 (k)		4,328	3,706
6.950% due 03/15/2034		400	440

Peru LNG SRL
5.375% due 03/22/2030 (k)		7,840	6,495

Vistra Operations Co. LLC
6.950% due 10/15/2033 (k)		1,500	1,580

			26,700

Total Corporate Bonds & Notes (Cost $268,498)			232,621

CONVERTIBLE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

DISH Network Corp.
3.375% due 08/15/2026		3,400	1,819

Total Convertible Bonds & Notes (Cost $3,400)			1,819

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 3.4%

MICHIGAN 0.3%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	$2,100	$1,561

OHIO 0.9%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	6,000	5,725

PUERTO RICO 1.5%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (k)	575	314
0.000% due 11/01/2051 (k)	17,864	8,930

		9,244

WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	45,700	4,049

Total Municipal Bonds & Notes (Cost $20,209)		20,579

U.S. GOVERNMENT AGENCIES 1.7%

Fannie Mae
0.798% due 01/25/2040 •(a)	115	9
3.500% due 02/25/2042 (a)	278	24
4.500% due 11/25/2042 (a)(k)	721	83

Freddie Mac
0.000% due 09/15/2035 •(k)	776	644
0.700% due 11/25/2055 ~(a)	33,092	1,979
3.000% due 02/15/2033 (a)	684	51
3.500% due 12/15/2032 (a)(k)	953	97
5.992% due 11/25/2055 «~	8,025	5,038
13.002% due 12/25/2027 •	2,454	2,582

Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	159	16
4.000% due 10/16/2042 - 10/20/2042 (a)	123	13

Total U.S. Government Agencies (Cost $11,403)		10,536

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.3%

Atrium Hotel Portfolio Trust
7.159% due 12/15/2036 ~	1,700	1,562
7.609% due 12/15/2036 •	3,200	2,787

Banc of America Funding Trust
5.061% due 01/20/2047 ~	364	313
6.000% due 01/25/2037	2,618	2,163

BCAP LLC Trust
3.619% due 08/28/2037 ~	1,236	1,221
3.866% due 08/26/2037 ~	8,528	6,642
4.383% due 09/26/2036 ~	3,241	2,947
4.413% due 07/26/2037 ~	4,193	3,596
4.533% due 03/26/2037 þ	622	883
5.750% due 12/26/2035 ~	1,540	1,054
6.250% due 11/26/2036	2,182	1,644
51.333% due 05/26/2037 ~	720	306

Bear Stearns ALT-A Trust
4.140% due 09/25/2047 ~	3,599	1,724
4.492% due 11/25/2036 ~	265	138
4.589% due 11/25/2035 ~	2,968	2,075
4.708% due 09/25/2035 ~	229	125
5.970% due 01/25/2036 ~	413	379

Braemar Hotels & Resorts Trust
7.934% due 06/15/2035 •	1,400	1,316

BX Trust
7.063% due 10/15/2036 (k)	845	819

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CALI Mortgage Trust
3.957% due 03/10/2039 (k)	$3,100	$2,607

CD Mortgage Trust
5.688% due 10/15/2048	85	76

Chase Mortgage Finance Trust
4.876% due 12/25/2035 «~	3	3
5.500% due 05/25/2036 «	1	1

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037 «	8	8
6.000% due 09/25/2037 «	236	226

Colony Mortgage Capital Ltd.
8.196% due 11/15/2038 ~	1,200	1,079

Commercial Mortgage Loan Trust
6.589% due 12/10/2049 ~	329	36

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036	1,419	813
6.000% due 08/25/2037 ~	717	398

Countrywide Alternative Loan Trust
4.450% due 04/25/2036 ~	275	237
5.500% due 03/25/2035	200	87
5.500% due 01/25/2036	258	151
5.750% due 01/25/2035	117	113
5.750% due 02/25/2035	174	120
5.750% due 12/25/2036	544	214
6.000% due 02/25/2035	232	173
6.000% due 04/25/2036	348	170
6.000% due 04/25/2037 «	464	207
6.000% due 04/25/2037	723	350
6.250% due 11/25/2036	404	306
6.250% due 12/25/2036 •	396	169
6.500% due 08/25/2036	368	120

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 07/25/2037	1,141	493
6.050% due 03/25/2035 •	1,890	1,554
6.250% due 09/25/2036	323	130

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035	200	150

Credit Suisse Mortgage Capital Certificates
4.982% due 10/26/2036 ~	5,242	4,368

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036	98	53

Credit Suisse Mortgage Capital Trust
9.794% due 07/15/2032 ~	5,379	4,759

DBGS Mortgage Trust
7.776% due 10/15/2036 (k)	2,390	1,741

First Horizon Mortgage Pass-Through Trust
0.000% due 11/25/2035 «~	1	0
4.010% due 05/25/2037 ~	122	51

Freddie Mac
13.137% due 11/25/2041 ~	3,800	4,035

GS Mortgage Securities Corp. Trust
8.762% due 08/15/2039 ~(k)	1,100	1,109

Hilton USA Trust
2.828% due 11/05/2035 (k)	800	643

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037	3,446	1,101

Jackson Park Trust
3.242% due 10/14/2039 ~	1,616	1,236

JP Morgan Alternative Loan Trust
3.843% due 05/25/2036 ~	763	424
4.115% due 03/25/2036 ~	729	525
4.127% due 03/25/2037 ~	447	406

JP Morgan Chase Commercial Mortgage Securities Trust
7.085% due 07/05/2033 •(k)	2,275	1,955
9.726% due 02/15/2035 •	3,756	3,611

JP Morgan Mortgage Trust
4.704% due 02/25/2036 ~	138	94
5.330% due 10/25/2035 «~	53	49
6.500% due 09/25/2035 «	32	20

Lehman Mortgage Trust
6.000% due 07/25/2037 «	176	154
6.500% due 09/25/2037	1,751	558

Lehman XS Trust
5.910% due 06/25/2047 •	831	738

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset Securitization Trust
6.500% due 11/25/2037 «		$326	$78

Merrill Lynch Mortgage Investors Trust
3.853% due 03/25/2036 ~		1,043	566

Morgan Stanley Bank of America Merrill Lynch Trust
3.708% due 05/15/2046		823	650

Morgan Stanley Capital Trust
10.009% due 11/15/2034 •		2,400	2,225

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 þ		7	4

Residential Accredit Loans, Inc. Trust
5.172% due 12/26/2034 ~		467	168
6.000% due 08/25/2036		135	112

Residential Asset Securitization Trust
5.750% due 02/25/2036		774	302
6.000% due 07/25/2037		1,319	534
6.250% due 09/25/2037		2,472	1,046

Residential Funding Mortgage Securities, Inc. Trust
4.721% due 09/25/2035 ~		430	321

Stratton Mortgage Funding PLC
8.221% due 07/20/2060 •	GBP	3,500	4,458

Structured Adjustable Rate Mortgage Loan Trust
4.540% due 01/25/2036 ~		$1,225	618
5.448% due 11/25/2036 ~		1,039	868

SunTrust Adjustable Rate Mortgage Loan Trust
4.848% due 02/25/2037 ~		63	53

WaMu Mortgage Pass-Through Certificates Trust
3.704% due 02/25/2037 ~		240	201
3.847% due 05/25/2037 ~		434	371
3.972% due 10/25/2036 ~		348	302
4.549% due 07/25/2037 ~		430	359

WSTN Trust
7.690% due 07/05/2037 (k)		1,400	1,386
8.455% due 07/05/2037		1,400	1,390
9.835% due 07/05/2037		1,100	1,089

Total Non-Agency Mortgage-Backed Securities (Cost $93,365)			86,416

ASSET-BACKED SECURITIES 6.3%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	623

Apidos CLO
0.000% due 01/20/2031 ~		$4,500	1,423

Argent Securities Trust
5.850% due 03/25/2036 •		2,989	1,599

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	2,230	1,712

Bear Stearns Asset-Backed Securities Trust
5.002% due 10/25/2036 •		$1,751	2,707
6.500% due 10/25/2036		340	145

Belle Haven ABS CDO Ltd.
5.926% due 07/05/2046 •		180,259	18

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	497
0.000% due 10/22/2031 ~		1,500	332

Citigroup Mortgage Loan Trust
5.770% due 12/25/2036 •(k)		11,089	4,430
5.790% due 12/25/2036 •		1,254	701

Cork Street CLO DAC
0.000% due 11/27/2028 ~	EUR	621	115

Fremont Home Loan Trust
5.620% due 01/25/2037 •		$11,045	5,019

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	318	0

Home Equity Mortgage Loan Asset-Backed Trust
5.630% due 07/25/2037 •		$2,313	1,249

KKR CLO Ltd.
0.000% due 10/17/2031 ~		3,000	1,951

Magnetite Ltd.
0.000% due 01/15/2028 ~		5,650	1,536

Marlette Funding Trust
0.000% due 09/17/2029 «(g)		7	207
0.000% due 03/15/2030 «(g)		6	186

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
5.790% due 04/25/2037 •		$368	$179

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ~		383	215

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)		1	736

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		4	901

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	395
0.000% due 10/15/2048 «(g)		1	296

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		4,400	362
0.000% due 07/25/2040 «(g)		21	226
0.000% due 09/25/2040 «(g)		1,758	214

Taberna Preferred Funding Ltd.
6.014% due 12/05/2036 •		4,395	3,846
6.034% due 08/05/2036 •		5,320	4,788
6.146% due 07/05/2035 •		1,239	1,128

Total Asset-Backed Securities (Cost $73,705)			37,736

SOVEREIGN ISSUES 3.1%

Argentina Government International Bond
0.750% due 07/09/2030 þ		3,626	1,392
1.000% due 07/09/2029		683	273
3.500% due 07/09/2041 þ		5,512	1,883
3.625% due 07/09/2035 þ		10	3
3.625% due 07/09/2035 þ(k)		3,731	1,232
3.625% due 07/09/2046 þ		115	40
4.250% due 01/09/2038 þ(k)		11,605	4,614

Argentina Treasury Bond BONCER
4.000% due 10/14/2024	ARS	159,285	263

Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	141,200	2,550
13.000% due 01/30/2026		145,300	2,631

Dominican Republic International Bond
13.625% due 02/03/2033		14,700	309

Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		$500	225
7.875% due 02/11/2035 ^(d)		600	264
8.750% due 03/11/2061 ^(d)		200	87

Provincia de Buenos Aires
129.126% due 04/12/2025	ARS	363,012	302

Romania Government International Bond
5.500% due 09/18/2028	EUR	900	1,023
6.375% due 09/18/2033		900	1,052

Ukraine Government International Bond
4.375% due 01/27/2032		1,205	277

Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$28	4
9.250% due 09/15/2027 ^(d)		315	60

Total Sovereign Issues (Cost $30,026)			18,484

		SHARES
COMMON STOCKS 12.4%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (e)		549,096	999

iHeartMedia, Inc. ‘A’ (e)		129,909	347

iHeartMedia, Inc. ‘B’ «(e)		100,822	242

Promotora de Informaciones SA (e)		258,261	83

			1,671

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV «(e)(j)		24,971,388	0

ENERGY 0.0%

Axis Energy Services ‘A’ «(j)		2,048	61

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.7%

Banca Monte dei Paschi di Siena SpA (e)	1,043,000	$3,507

Intelsat Emergence SA «(e)(j)	233,715	6,659

		10,166

HEALTH CARE 4.8%

Amsurg Equity «(e)(j)	563,629	28,909

INDUSTRIALS 2.8%

Drillco Holding Lux SA «(e)	24,829	617

Drillco Holding Lux SA «(e)(j)	66,318	1,647

Forsea Holding SA «(e)	2,758	68

Neiman Marcus Group Ltd. LLC «(e)(j)	82,915	12,427

Syniverse Holdings, Inc. «(j)	2,403,564	2,104

Voyager Aviation Holdings LLC «(e)	1,155	0

Westmoreland Mining Holdings «(e)(j)	52,802	211

Westmoreland Mining LLC «(e)(j)	53,267	186

		17,260

UTILITIES 2.8%

West Marine New «(e)(j)	2,750	29

Windstream Units «(e)	565,698	16,740

		16,769

Total Common Stocks (Cost $62,721)		74,836

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	401	1

UTILITIES 0.0%

West Marine - Exp. 09/08/2028	357	0

Total Warrants (Cost $5,389)		1

PREFERRED SECURITIES 1.1%

FINANCIALS 1.1%

AGFC Capital Trust
7.405% (US0003M + 1.750%) due 01/15/2067 ~(k)	1,800,000	915

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)	70,000	64

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(i)	1,000,000	949

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)(k)	4,346,300	4,817

SVB Financial Group
4.000% due 05/15/2026 ^(d)(i)	200,000	2
4.250% due 11/15/2026 ^(d)(i)	100,000	1
4.700% due 11/15/2031 ^(d)(i)	178,000	3

		6,751

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «	6,929	0

Total Preferred Securities (Cost $10,370)		6,751

REAL ESTATE INVESTMENT TRUSTS 0.7%

REAL ESTATE 0.7%

CBL & Associates Properties, Inc.	6,516	159

Uniti Group, Inc.	203,351	1,175

VICI Properties, Inc.	89,142	2,842

Total Real Estate Investment Trusts (Cost $1,924)		4,176

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	73

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	125,886	$133

HUNGARY TREASURY BILLS 0.1%
10.900% due 01/04/2024 (g)(h)	HUF	246,000	709

U.S. TREASURY BILLS 0.3%
5.389% due 02/15/2024 - 02/22/2024 (f)(g)(n)		$1,668	1,657

Total Short-Term Instruments (Cost $2,516)			2,499

Total Investments in Securities (Cost $809,284)			712,867

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.2%

SHORT-TERM INSTRUMENTS 7.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.2%

PIMCO Short-Term Floating NAV Portfolio III	4,477,313	$43,551

Total Short-Term Instruments (Cost $43,545)		43,551

Total Investments in Affiliates (Cost $43,545)		43,551

Total Investments 125.4% (Cost $852,829)		$756,418

MARKET VALUE (000S)
Financial Derivative Instruments (l)(m) 0.0% (Cost or Premiums, net $(6,127))	$120

Auction-Rate Preferred Shares (6.4)%	(38,900)

Other Assets and Liabilities, net (19.0)%	(114,333)

Net Assets Applicable to Common Shareholders 100.0%	$603,305

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Amsurg Equity	11/02/2023 - 11/06/2023	$23,551	$28,909	4.79%
Axis Energy Services ‘A’	07/01/2021	30	61	0.01
Drillco Holding Lux SA	06/08/2023	1,326	1,647	0.27
Intelsat Emergence SA	06/19/2017 - 07/03/2023	16,395	6,659	1.10
Neiman Marcus Group Ltd. LLC	09/25/2020	2,719	12,427	2.06
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	2,364	2,104	0.36
West Marine New	09/12/2023	40	29	0.00
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,521	211	0.04
Westmoreland Mining LLC	06/30/2023	353	186	0.03

		$48,299	$52,233	8.66%

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date			Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
BMO	5.730%	12/22/2023	02/20/2024			$(733)	$(733)
BOS	5.970	10/10/2023	01/08/2024			(2,630)	(2,666)
	6.080	12/14/2023	03/13/2024			(2,654)	(2,663)
	6.240	12/15/2023	02/02/2024			(7,431)	(7,454)
BPS	4.380	09/15/2023	TBD	(2)	EUR	(10,388)	(11,615)
	4.380	11/06/2023	TBD	(2)		(3,191)	(3,545)
	6.080	10/17/2023	01/17/2024			$(1,848)	(1,873)
	6.180	10/10/2023	04/08/2024			(4,909)	(4,980)
	6.180	11/24/2023	04/08/2024			(394)	(396)
	6.690	12/20/2023	04/16/2024			(3,177)	(3,185)
BRC	3.500	12/01/2023	TBD	(2)		(659)	(661)
	4.250	09/20/2023	TBD	(2)	EUR	(563)	(629)
	4.850	12/21/2023	TBD	(2)		$(3,365)	(3,370)
	6.320	10/24/2023	TBD	(2)		(5,840)	(5,912)
BYR	6.100	11/20/2023	05/20/2024			(3,492)	(3,517)
CDC	5.800	12/29/2023	04/29/2024			(1,306)	(1,306)
	5.880	07/28/2023	01/24/2024			(4,090)	(4,195)
	5.930	01/02/2024	04/02/2024			(1,097)	(1,097)
	5.990	10/02/2023	01/02/2024			(306)	(311)
	5.990	10/03/2023	01/02/2024			(788)	(800)
	6.100	12/07/2023	04/05/2024			(11,505)	(11,555)
	6.100	12/18/2023	04/12/2024			(1,382)	(1,385)
	6.100	12/29/2023	04/29/2024			(8,715)	(8,721)
	6.130	12/26/2023	01/24/2024			(314)	(314)
IND	5.870	12/15/2023	04/11/2024			(2,272)	(2,279)
	5.930	12/04/2023	02/29/2024			(719)	(723)
	6.020	12/04/2023	02/29/2024			(968)	(973)
	6.070	12/04/2023	02/29/2024			(3,799)	(3,818)
	6.120	12/04/2023	02/29/2024			(2,266)	(2,277)
MEI	6.250	12/21/2023	04/19/2024			(4,826)	(4,836)
MSB	6.200	10/25/2023	04/25/2024			(517)	(523)
	6.300	10/25/2023	04/25/2024			(682)	(691)
RCY	6.110	09/15/2023	03/18/2024			(642)	(654)
SOG	5.930	10/16/2023	01/16/2024			(17,721)	(17,949)
	5.930	11/07/2023	01/16/2024			(882)	(890)
	6.100	10/12/2023	04/12/2024			(1,498)	(1,518)
	6.120	08/07/2023	01/24/2024			(1,536)	(1,574)
	6.120	10/10/2023	04/10/2024			(3,018)	(3,060)
	6.120	10/18/2023	04/10/2024			(1,068)	(1,082)
	6.120	11/08/2023	04/10/2024			(649)	(655)
	6.120	12/14/2023	04/10/2024			(2,383)	(2,391)
TDM	5.710	12/19/2023	02/20/2024			(5,202)	(5,214)
UBS	4.100	12/15/2023	TBD	(2)	EUR	(392)	(433)
	6.070	08/28/2023	02/26/2024			$(5,762)	(5,885)

Total Reverse Repurchase Agreements							$(140,308)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (3)
Global/Master Repurchase Agreement
BMO	$0	$(733)	$0	$(733)	$763	$30
BOS	0	(12,783)	0	(12,783)	16,801	4,018
BPS	0	(25,594)	0	(25,594)	30,547	4,953
BRC	0	(10,572)	0	(10,572)	14,923	4,351
BYR	0	(3,517)	0	(3,517)	4,310	793
CDC	0	(29,684)	0	(29,684)	32,556	2,872
IND	0	(10,070)	0	(10,070)	11,796	1,726
MEI	0	(4,836)	0	(4,836)	6,495	1,659
MSB	0	(1,214)	0	(1,214)	1,462	248
RCY	0	(654)	0	(654)	824	170
SOG	0	(29,119)	0	(29,119)	33,856	4,737
TDM	0	(5,214)	0	(5,214)	5,423	209
UBS	0	(6,318)	0	(6,318)	7,588	1,270

Total Borrowings and Other Financing Transactions	$0	$(140,308)	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	75

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(29,772)	$(22,672)	$(63,903)	$(116,347)
Municipal Bonds & Notes	0	0	0	(5,912)	(5,912)
U.S. Government Agencies	0	0	(654)	0	(654)
Non-Agency Mortgage-Backed Securities	0	0	(7,068)	(1,214)	(8,282)
Asset-Backed Securities	0	0	0	(3,185)	(3,185)
Sovereign Issues	0	0	0	(4,031)	(4,031)
Preferred Securities	0	(800)	0	0	(800)

Total Borrowings	$0	$(30,572)	$(30,394)	$(78,245)	$(139,211)

Payable for reverse repurchase agreements (4)					$(139,211)

(k)	Securities with an aggregate market value of $172,210 and cash of $30 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)
The average amount of borrowings outstanding during the period ended December 31, 2023 was $(114,072) at a weighted average interest rate of 5.699%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(1,097) is outstanding at period end.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	1.875%	EUR	700	$49	$9	$58	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	2.236		1,000	39	48	87	1	0

							$88	$57	$145	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay (5)	1-Day GBP-SONIO Compounded-OIS	5.000%	Annual	03/20/2029	GBP	27,100	$2,663	$20	$2,683	$0	$(86)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		8,700	845	1,377	2,222	74	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		4,600	512	210	722	43	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		2,300	171	1,264	1,435	45	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$	24,600	(2)	576	574	6	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		12,500	2	282	284	0	(2)
Pay (5)	1-Day USD-SOFR Compounded-OIS	5.250	Annual	06/17/2025		192,000	421	1,984	2,405	39	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		2,000	1	65	66	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/15/2026		26,800	436	(1,682)	(1,246)	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027		8,100	(2)	666	664	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027		35,800	(84)	(2,612)	(2,696)	0	(10)
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		5,430	(1)	434	433	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027		21,700	(53)	(1,507)	(1,560)	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		9,000	(2)	692	690	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027		35,800	(95)	(2,355)	(2,450)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		49,000	182	(2,723)	(2,541)	6	0
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		29,500	(7)	3,057	3,050	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028		32,500	(8)	3,412	3,404	0	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2029		76,800	101	3,860	3,961	29	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		21,600	(409)	(7)	(416)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		106,500	(10,975)	2,384	(8,591)	0	(20)
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031		2,800	(1)	490	489	1	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		38,000	2,575	4,909	7,484	25	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		40,600	(568)	6,225	5,657	22	0

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.500%	Annual	12/20/2033	$	43,900	$398	$(290)	$108	$0	$(35)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		201,500	(5,022)	(2,260)	(7,282)	0	(561)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		1,400	(10)	407	397	5	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		21,100	(52)	6,940	6,888	70	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		22,000	(85)	6,754	6,669	74	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		6,000	(18)	1,426	1,408	21	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050		2,400	217	782	999	8	0
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		187,400	1,316	63,160	64,476	671	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	8,100	201	(259)	(58)	1	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,300	152	1,322	1,474	43	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		9,600	903	1,054	1,957	81	0
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		18,000	240	914	1,154	91	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	200	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		100	0	0	0	0	0

							$(6,058)	$100,971	$94,913	$1,362	$(742)

Total Swap Agreements							$(5,970)	$101,028	$95,058	$1,363	$(742)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,363	$1,363	$0	$0	$(742)	$(742)

Cash of $16,284 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2024	GBP	544		$691	$0	$(3)

BPS	01/2024	EUR	1,967		2,148	0	(24)
	01/2024	GBP	2,076		2,633	0	(13)
	01/2024	HUF	33,881		97	0	(1)
	01/2024		$1,757	EUR	1,600	12	(2)
	01/2024		2	HUF	638	0	0

BRC	03/2024		2,582	TRY	80,879	0	(26)
	04/2024		9,434		304,893	0	(142)

CBK	01/2024	EUR	1,205		$1,316	0	(14)
	01/2024	GBP	306		387	0	(3)
	01/2024	HUF	5,468		16	0	0
	01/2024	MXN	6		0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	77

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

GLM	01/2024	DOP	178,825		$3,137	$71	$0
	01/2024		$255	MXN	4,481	7	0
	02/2024	DOP	41,907		$728	9	0
	03/2024		8,352		146	3	0

JPM	01/2024	HUF	151,093		431	0	(5)

MBC	01/2024	CAD	3,163		2,337	0	(50)
	01/2024	HUF	48,172		137	0	(2)

MYI	01/2024	EUR	66,968		73,606	0	(340)
	01/2024	HUF	7,178		20	0	0

RBC	04/2024		$0	MXN	6	0	0

UAG	01/2024	GBP	11,276		$14,270	0	(103)

Total Forward Foreign Currency Contracts						$102	$(728)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
										Asset	Liability
BPS	Petroleos Mexicanos	1.000%	Quarterly	12/20/2028	5.188%	$	800	$(155)	$22	$0	$(133)

DUB	Eskom «	4.650	Quarterly	06/30/2029	0.075		2,900	0	252	252	0

JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	1.588	EUR	100	(2)	8	6	0

Total Swap Agreements								$(157)	$282	$258	$(133)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$0	$0	$0	$0	$(3)	$0	$0	$(3)	$(3)	$0	$(3)
BPS	12	0	0	12	(40)	0	(133)	(173)	(161)	0	(161)
BRC	0	0	0	0	(168)	0	0	(168)	(168)	0	(168)
CBK	0	0	0	0	(17)	0	0	(17)	(17)	0	(17)
DUB	0	0	252	252	0	0	0	0	252	0	252
GLM	90	0	0	90	0	0	0	0	90	0	90
JPM	0	0	6	6	(5)	0	0	(5)	1	0	1
MBC	0	0	0	0	(52)	0	0	(52)	(52)	0	(52)
MYI	0	0	0	0	(340)	0	0	(340)	(340)	805	465
UAG	0	0	0	0	(103)	0	0	(103)	(103)	0	(103)

Total Over the Counter	$102	$0	$258	$360	$(728)	$0	$(133)	$(861)

(n)
Securities with an aggregate market value of $805 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$1,362	$1,363

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$102	$0	$102
Swap Agreements	0	258	0	0	0	258

	$0	$258	$0	$102	$0	$360

	$0	$259	$0	$102	$1,362	$1,723

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$742	$742

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$728	$0	$728
Swap Agreements	0	133	0	0	0	133

	$0	$133	$0	$728	$0	$861

	$0	$133	$0	$728	$742	$1,603

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$41	$0	$0	$(20,347)	$(20,306)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(995)	$0	$(995)
Swap Agreements	0	72	0	0	0	72

	$0	$72	$0	$(995)	$0	$(923)

	$0	$113	$0	$(995)	$(20,347)	$(21,229)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$159	$0	$0	$25,830	$25,989

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,252	$0	$1,252
Swap Agreements	0	151	0	0	0	151

	$0	$151	$0	$1,252	$0	$1,403

	$0	$310	$0	$1,252	$25,830	$27,392

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	79

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$192,388	$24,025	$216,413
Corporate Bonds & Notes
Banking & Finance	0	57,648	4,511	62,159
Industrials	0	143,762	0	143,762
Utilities	0	26,700	0	26,700
Convertible Bonds & Notes
Industrials	0	1,819	0	1,819
Municipal Bonds & Notes
Michigan	0	1,561	0	1,561
Ohio	0	5,725	0	5,725
Puerto Rico	0	9,244	0	9,244
West Virginia	0	4,049	0	4,049
U.S. Government Agencies	0	5,498	5,038	10,536
Non-Agency Mortgage-Backed Securities	0	85,670	746	86,416
Asset-Backed Securities	0	34,575	3,161	37,736
Sovereign Issues	0	18,484	0	18,484
Common Stocks
Communication Services	1,429	0	242	1,671
Energy	0	0	61	61
Financials	3,507	0	6,659	10,166
Health Care	0	0	28,909	28,909
Industrials	0	0	17,260	17,260
Utilities	0	0	16,769	16,769
Warrants
Financials	0	0	1	1
Preferred Securities
Financials	0	6,751	0	6,751
Real Estate Investment Trusts
Real Estate	4,176	0	0	4,176
Short-Term Instruments
Short-Term Notes	0	133	0	133

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Hungary Treasury Bills	$0	$709	$0	$709
U.S. Treasury Bills	0	1,657	0	1,657

	$9,112	$596,373	$107,382	$712,867

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$43,551	$0	$0	$43,551

Total Investments	$52,663	$596,373	$107,382	$756,418

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,363	0	1,363
Over the counter	0	108	252	360

	$0	$1,471	$252	$1,723

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(742)	0	(742)
Over the counter	0	(861)	0	(861)

	$0	$(1,603)	$0	$(1,603)

Total Financial Derivative Instruments	$0	$(132)	$252	$120

Totals	$52,663	$596,241	$107,634	$756,538

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2023:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$60,051	$17,700	$(33,268)	$813	$(7,543)	$8,144	$0	$(21,872)	$24,025	$802
Corporate Bonds & Notes
Banking & Finance	1,034	0	0	4	0	46	4,512	(1,085)	4,511	0
U.S. Government Agencies	4,668	0	(66)	10	22	404	0	0	5,038	398
Non-Agency Mortgage-Backed Securities	889	0	(147)	4	17	(17)	0	0	746	(15)
Asset-Backed Securities	3,815	0	0	14	0	(668)	0	0	3,161	(668)
Common Stocks
Communication Services	331	0	0	0	0	(89)	0	0	242	(89)
Energy	62	0	0	0	0	(1)	0	0	61	(1)
Financials	5,363	0	0	0	0	1,296	0	0	6,659	1,296
Health Care	0	23,551	0	0	0	5,358	0	0	28,909	5,358
Industrials	17,495	141	0	0	0	(376)	0	0	17,260	46
Utilities	0	4,730	0	0	0	12,039	0	0	16,769	12,039
Rights
Financials	116	0	(226)	0	226	(116)	0	0	0	0
Warrants
Financials	177	0	(233)	0	233	(176)	0	0	1	0
Information Technology	8,661	0	(4,690)	0	0	(3,971)	0	0	0	0

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2023	(Unaudited)

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2023 (2)
Preferred Securities
Industrials	$1,671	$0	$0	$0	$0	$(1,671)	$0	$0	$0	$0

	$104,333	$46,122	$(38,630)	$845	$(7,045)	$20,202	$4,512	$(22,957)	$107,382	$19,166

Financial Derivative Instruments – Assets
Over the counter	$125	$0	$0	$0	$0	$127	$0	$0	$252	$127

Totals	$104,458	$46,122	$(38,630)	$845	$(7,045)	$20,329	$4,512	$(22,957)	$107,634	$19,293

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$12,909	Comparable Companies	EBITDA Multiple	X	14.500	—
	11,116	Discounted Cash Flow	Discount Rate		10.440-26.490	21.009
Corporate Bonds & Notes
Banking & Finance	4,511	Expected Recovery	Recovery Rate		54.375	—
U.S. Government Agencies	5,038	Discounted Cash Flow	Discount Rate		12.112	—
Non-Agency Mortgage-Backed Securities	746	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	3,161	Discounted Cash Flow	Discount Rate		12.000-20.000	16.296
Common Stocks
Communication Services	242	Reference Instrument	Stock Price w/Liquidity Discount		10.000	—
Energy	61	Comparable Companies	EBITDA Multiple	X	4.000	—
Financials	6,659	Comparable Companies	EBITDA Multiple	X	4.000	—
Health Care	28,909	Comparable Companies	EBITDA Multiple	X	14.500	—
Industrials	12,427	Comparable Companies/ Discounted Cash Flow	Revenue Multiple/ EBITDA Multiple/ Discount Rate	X/X/%	0.550/6.500/10.000	—
	2,104	Discounted Cash Flow	Discount Rate		17.280	—
	2,729	Indicative Market Quotation	Broker Quote	$	3.500-24.833	21.764
Utilities	16,740	Comparable Companies	EBITDA Multiple	X	5.860	—
	29	Discounted Cash Flow/ Comparable Companies	Discount Rate/Revenue Multiple	%/X	17.250/0.550	—
Warrants
Financials	1	Option Pricing Model	Volatility		40.000	—

Financial Derivative Instruments - Assets
Over the counter	252	Indicative Market Quotation	Broker Quote		7.505	—

Total	$107,634

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	81

Notes to Financial Statements

1. ORGANIZATION

PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (each a “Fund” and collectively the “Funds”) are organized as closed-end
management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PIMCO Corporate & Income Opportunity Fund	September 13, 2002

PIMCO Corporate & Income Strategy Fund	October 17, 2001

PIMCO High Income Fund	February 18, 2003

PIMCO Income Strategy Fund	June 19, 2003

PIMCO Income Strategy Fund II	June 30, 2004

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board”.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend
date, except certain dividends from foreign securities where the ex-dividend
date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend
date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on
non-accrual
status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual
status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual
forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes
 The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of December 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

(c) Foreign Currency Translation
 The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report

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the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Distributions — Common Shares
 The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Corporate & Income Opportunity Fund	Monthly	Monthly

PIMCO Corporate & Income Strategy Fund	Monthly	Monthly

PIMCO High Income Fund	Monthly	Monthly

PIMCO Income Strategy Fund	Monthly	Monthly

PIMCO Income Strategy Fund II	Monthly	Monthly

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt
interest and any investment company taxable income, and may distribute its net capital gain. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

As of the end of the fiscal year, none of the Funds were in default on long-term debt or had any accumulated dividend in arrears.

A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or
non-U.S.
equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies, and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in
surplus or other capital sources, a Section 19 Notice generally would not be issued. It is

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	83

Notes to Financial Statements	(Cont.)

important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related
characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates
 In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU
2020-04,
Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU
2020-04
is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU
2021-01
and ASU
2022-06,
which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU
2022-03,
Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU
2022-03
clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU
2022-03
is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Funds’ financial statements.

The U.S. Securities and Exchange Commission (“SEC”) made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule
15c6-1)
and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a
24-month
compliance period following the effective date for fund groups with net assets of $1 billion or more (and a
30-month
compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies
 The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Funds or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used

84	PIMCO CLOSED-END FUNDS

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to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign
(non-U.S.)
equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign
(non-U.S.)
equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule
2a-5
under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule
2a-5,
the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign
(non-U.S.)
fixed income securities,
non-exchange
traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end
management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign
(non-U.S.)
equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign
(non-U.S.)
equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign
(non-U.S.)
equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign
(non-U.S.)
securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign
(non-U.S.)
equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	85

Notes to Financial Statements	(Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign
(non-U.S.)
investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎
Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎
Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy
Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value
  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered
open-end
investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end
investment companies will be

86	PIMCO CLOSED-END FUNDS

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calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities,
non-U.S.
bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.
Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes , reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security.

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Notes to Financial Statements	(Cont.)

These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.
Securities that are smaller in size than
institutional-sized
or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates
Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form NPORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s

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shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2023 (amounts in thousands
†
):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income (1)	Realized Net Capital Gain Distributions (1)

PIMCO Corporate & Income Opportunity Fund	$0	$205,242	$(33,100)	$3	$30	$172,175	$765	$0

PIMCO Corporate & Income Strategy Fund	0	77,241	(16,600)	(1)	12	60,652	406	0

PIMCO High Income Fund	0	90,971	(14,500)	(2)	18	76,487	425	0

PIMCO Income Strategy Fund	0	51,923	(21,100)	0	8	30,831	210	0

PIMCO Income Strategy Fund II	0	88,743	(45,200)	2	6	43,551	227	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)
The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities
The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments
 are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off
between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.
Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans

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(including second lien loans,
B-Notes
and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities
 directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid
with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental
issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations
 (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type

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of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations
 (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay
and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates.
Parallel-pay
CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay
CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC
bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined
range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).
Stripped Mortgage-Backed Securities
 (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment
In-Kind
Securities
 may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds
 are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have

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additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts (“REITs”)

are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of
TBA-eligible
securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the

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market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined
repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party
repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined
repurchase date and the agreement can be terminated by a Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are

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included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Corporate & Income Opportunity Fund is subject to regulation as a commodity pool under the Commodity Exchange Act by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Corporate & Income Opportunity Fund.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements

are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule
35d-1
under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying

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protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (
i.e.
, to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver
option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver
option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed

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Notes to Financial Statements	(Cont.)

securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

See below for a detailed description of select principal risks. For a complete list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of the Funds’ annual report dated June 30, 2023.

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Asset Allocation	X	X	X	X	X

Call	X	X	X	X	X

Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations	—	—	X	—	—

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	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Collateralized Loan Obligations	X	X	—	X	X

Confidential Information Access	X	X	X	X	X

Contingent Convertible Securities	X	X	X	X	X

Convertible Securities	X	X	X	X	X

Counterparty	X	X	X	X	X

“Covenant-lite” Obligations	X	X	X	X	X

Credit Default Swaps	X	X	X	X	X

Credit	X	X	X	X	X

Currency	X	X	X	X	X

Cyber Security	X	X	X	X	X

Debt Securities	X	X	X	X	X

Derivatives	X	X	X	X	X

Distressed and Defaulted Securities	X	X	X	X	X

Distribution Rate	X	X	X	X	X

Emerging Markets	X	X	X	X	X

Equity Securities and Related Market	X	X	X	X	X

Focused Investment	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X

High Yield Securities	X	X	X	X	X

Inflation/Deflation	X	X	X	X	X

Inflation-Indexed Security	X	X	X	X	X

Interest Rate	X	X	X	X	X

Issuer	X	X	X	X	X

Leverage	X	X	X	X	X

Liquidity	X	X	X	X	X

Loans and Other Indebtedness; Loan Participations and Assignments	X	X	X	X	X

Management	X	X	X	X	X

Market Discount	X	X	X	X	X

Market Disruptions	X	X	X	X	X

Market	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Instruments	X	X	X	X	X

Mortgage-Related Derivative Instruments	—	—	X	—	—

Operational	X	X	X	X	X

Other Investment Companies	X	X	X	X	X

Platform	—	—	X	—	—

Potential Conflicts of Interest — Allocation of Investment Opportunities	X	X	X	X	X

Portfolio Turnover	X	X	X	X	X

Preferred Securities	X	X	X	X	X

Privacy and Data Security	X	X	X	X	X

Private Placements and Restricted Securities	X	X	X	X	X

Privately-Issued Mortgage-Related Securities	X	X	X	X	X

Real Estate	X	X	X	X	X

Reinvestment	X	X	X	X	X

REIT	—	—	X	—	—

Regulatory Changes	X	X	X	X	X

Regulatory — Commodity Pool Operator	X	X	X	X	X

Regulatory — London Interbank Offered Rate	X	X	X	X	X

Repurchase Agreements	X	X	X	X	X

Risk Retention Investment	—	—	X	—	—

Securities Lending	—	X	X	—	—

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Notes to Financial Statements	(Cont.)

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Senior Debt	X	X	X	X	X

Short Exposure	—	—	X	—	—

Smaller Company	—	X	X	—	—

Sovereign Debt	X	X	X	X	X

Special Purpose Acquisition Companies (“SPACs”)	—	—	X	—	—

Structured Investments	X	X	X	X	X

Subprime	X	X	X	X	X

Subsidiary	—	—	X	—	—

Synthetic Convertible Securities	X	X	X	X	X

Tax	X	X	X	X	X

U.S. Government Securities	X	X	X	X	X

Valuation	X	X	X	X	X

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities	X	X	X	X	X

Asset Allocation Risk
 is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Call Risk
 is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (
e.g.
, declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower- yielding securities, securities with greater credit risks or securities with other, less favorable features.

Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations Risk
 is the risk that an investment in a CLO, CBO or other CDO depends largely on the type of the collateral securities and the class/tranche of the instrument in which the Fund invests. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs, CBOs and CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.
Collateralized Loan Obligations Risk
 is the risk of investing in a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans (“Collateralized Loan Obligations Risk”) or (“CLOs”). In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Confidential Information Access Risk
 is the risk that, in managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public
information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk
 is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a

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liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Convertible Securities Risk
 is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Counterparty Risk
 is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up,
bankruptcy, or other analogous proceeding.

“Covenant-lite” Obligations Risk
 is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk
 is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, a Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. A Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk
 is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its financial obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Currency Risk
 is the risk that investments denominated in foreign
(non-U.S.)
currencies or that trade in and receive revenues in, foreign
(non-U.S.)
currencies, or derivatives or other instruments that provide exposure to foreign
(non-U.S.)
currencies may decline in value, due to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Cyber Security Risk
 is the risk that, as the use of technology, including cloud-based technology, has become more prevalent in the course of

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Notes to Financial Statements	(Cont.)

business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders.

These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Debt Securities Risk
 is the risk that prices of bonds and other fixed income securities will generally increase as interest rates fall and decrease as interest rates rise. Income from the Fund’s portfolio may decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. The value of most bond funds and fixed income securities are impacted by changes in interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise.

Derivatives Risk
 is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage risk, liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, counterparty (including credit) risk, operational risk (such as documentation issues, settlement issues and systems failures), legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract), counterparty risk, tax risk and management risk as well as risks arising from changes in applicable requirements, risks arising from margin requirements and risks arising from mispricing or valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility.
Over-the-counter
(“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/ or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Distressed and Defaulted Securities Risk
 is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are typically less liquid. Distressed securities generally trade significantly below “par” or fall value.

The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.

Distribution Rate Risk
 is the risk that, to the extent a Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

Emerging Markets Risk
 is the risk of investing in emerging market securities, primarily increased foreign
(non-U.S.)
investment risk.

Equity Securities and Related Market Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically

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related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Focused Investment Risk
 is the risk that, to the extent that the Fund focuses its investments in a particular industry, country or geographic region, the NAV of its common shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.

Foreign
(Non-U.S.)
Investment Risk
 is the risk that investing in foreign
(non-U.S.)
securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities of U.S. issuers.

High Yield Securities Risk
 is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk
 is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Inflation-Indexed Security Risk
 is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income for the amount of the increase in the calendar year, even though the Fund will not receive the principal until maturity.

Interest Rate Risk
 is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due.

Issuer Risk is the risk
 that the value of a security may decline for a reason directly related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Leverage Risk
 is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. Leveraging transactions pursued by a Fund may increase its duration and sensitivity to interest rate movements. This means that leverage entails a heightened risk of loss.

Liquidity Risk
 is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loans and Other Indebtedness; Loan Participations and Assignments Risk
 is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the

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Notes to Financial Statements	(Cont.)

collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off
between the lender and the borrower.

If a loan is foreclosed, the Fund may become owner of the loan’s collateral. The Fund may bear the costs and liabilities associated with owning and holding or disposing of the collateral.

There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent a Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk
 is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Discount Risk
 is the risk that the price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end
management investment companies frequently trade at a discount from their net asset value.

Market Disruptions Risk
 is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, climate-change and climate related events, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation or other factors relating to the Fund’s investments or PIMCO’s operations and cause a Fund to lose value. Furthermore, events involving limited liquidity, defaults, non-performance
or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Market Risk
 is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or companies.

Mortgage-Related and Other Asset-Backed Securities Risk
 is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Mortgage-Related Derivative Instruments Risk
 is the risk associated with mortgage-related and other asset-backed instruments, privately- issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps. See “Mortgage- Related and Other Asset-Backed Instruments Risk,” “Privately-Issued Mortgage-Related Securities Risk,” “Derivatives Risk,” and “Credit Default Swaps Risk.”

Operational Risk
 is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk
 is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Platform Risk
 is the risk resulting from the fact that the Alt Lending ABS in which the Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, the Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent
secondary market. Accordingly, the Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently, there is generally no active reliable, secondary

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market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If the Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated. For example, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

Portfolio Turnover Risk
 is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax
returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities
 is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Funds and the results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Preferred Securities Risk
 is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.
Privacy and Data Security Risk
 is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public
personal information about a consumer to
non-affiliated
third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated
third parties. Many states and a number of
non-U.S.
jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and the SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Private Placement and Restricted Securities Risk
 is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities and the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets. The Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.Privately-Issued Mortgage-Related Securities Risk is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental
issuers.

Real Estate Risk
 is the risk associated with investing in real estate investments, including investments in equity or debt securities issued by private and public real estate investment trusts (“REITs”), real estate operating companies (“REOCs”), private or public real estate-related loans and real estate-linked derivative instruments. The Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.

Reinvestment Risk
 is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the

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Notes to Financial Statements	(Cont.)

portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

REIT Risk
 is the risk associated with investing in REITs, which are pooled investment vehicles that own, and usually operate, income- producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not typically taxed on the income distributed to shareholders. Therefore, REITs may pay higher dividends than other issuers.

Regulatory Changes Risk
 is the risk that is associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The current direction of governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, whether through higher rates, tighter financial regulations or rule proposals that may prevent funds from participating in certain markets. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions. Moreover, government regulation may have unpredictable and unintended effects.

Regulatory Risk — Commodity Pool Operator
 is the risk associated with the CFTC’s adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered with the CFTC as a Commodity Pool Operator.

Regulatory Risk — LIBOR
 is the risk related to the anticipated discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely or relied in the past in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain and could result in losses to a Fund.
Repurchase Agreements Risk
 is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Risk Retention Investment Risk
 is the risk associated with the Fund’s investments in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change. Furthermore, if the Fund breaches any undertakings in any risk retention agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.

Securities Lending Risk
 is the risk that, when a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and lose rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party, which may be an affiliate of the Fund, arranging the loan.

Senior Debt Risk
 is the risk that the Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Short Exposure Risk
 is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Smaller Company Risk
 is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and

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unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Sovereign Debt Risk
 is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Special Purpose Acquisition Companies (“SPACs”) Risk
 is the risk that, because SPACs and similar entities are in essence “blank check” companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter
market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments Risk
 is the risk that the Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Subprime Risk
 is the risk that loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit risk criteria and/or qualifications when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk
 is the risk that, by investing in a Fund’s subsidiary, the Fund would be indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Synthetic Convertible Securities Risk
 is the risk that the values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, (such as a debt security and a warrant or option to purchase another security), each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Tax Risk
 is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk
 is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Valuation Risk
 is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

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Notes to Financial Statements	(Cont.)

Zero-Coupon Bond,
Step-Ups
and
Payment-in-Kind
Securities Risk
 is the risk presented by the market prices of
zero-coupon,
step ups and
payment-in-kind
securities generally being more volatile than the prices of securities that pay interest periodically and in cash and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

(b) Other Risks
In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged
exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and
U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

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Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee PIMCO is a majority-owned indirect subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Funds, pursuant to an investment management agreement.

Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PIMCO Corporate & Income Opportunity Fund	0.65%	(1)

PIMCO Corporate & Income Strategy Fund	0.81%	(1)

PIMCO High Income Fund	0.76%	(1)

PIMCO Income Strategy Fund	0.86%	(2)

PIMCO Income Strategy Fund II	0.83%	(2)

(1)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(2)
Management fees calculated based on the Fund’s average weekly “total managed assets”. Total managed assets include total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

In rendering investment advisory services to each Fund, PIMCO may use the resources of one or more foreign
(non-U.S.)
affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to a Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Funds are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

(b) Fund Expenses Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees

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Notes to Financial Statements	(Cont.)

and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Board (for example, so-called
“broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Funds may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third party.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”), also serves as a trustee of a number of other closed-end
funds for which PIMCO serves as investment manager (together with the Funds, the
“PIMCO
Closed-End
Funds”), as well as PIMCO California Flexible Municipal Income Fund, PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” and PIMCO Managed Accounts Trust, an open-end
management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

108	PIMCO CLOSED-END FUNDS

December 31, 2023	(Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2023, were as follows (amounts in thousands
†
):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Corporate & Income Opportunity Fund	$70	$2,350	$302,381	$179,852

PIMCO Corporate & Income Strategy Fund	0	1,304	95,122	59,277

PIMCO High Income Fund	423	423	117,930	85,539

PIMCO Income Strategy Fund	0	646	32,277	37,782

PIMCO Income Strategy Fund II	0	0	72,181	62,741

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

Each of PIMCO Corporate & Income Opportunity Fund (“PTY”), PIMCO Corporate & Income Strategy Fund (“PCN”), PIMCO High Income Fund (“PHK”), PIMCO Income Strategy Fund (“PFL”) and PIMCO Income Strategy Fund II (“PFN”) has authorized an unlimited number of Common Shares at a par value of $0.00001 per share (each of the foregoing Fund’s shares as the context requires, “Common Shares”).

As of the end of the reporting period, each Fund had an effective registration statement on file with the SEC authorizing the Fund to issue shares through the “shelf” registration process pursuant to Rule 415 under the Securities Act (each, a “Shelf Registration Statement”). Pursuant to such Shelf Registration Statements, each Fund may offer and sell Common Shares having an aggregate offering value of up to amounts shown in the table below. Each Fund may have had one or more prior Shelf Registration
Statements in effect during this and/or previous fiscal periods authorizing the sale of additional Common Shares.

Each Fund has entered into a sales agreement (a “Sales Agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”), pursuant to which each Fund may offer and sell its Common Shares offered by an applicable prospectus supplement through JonesTrading as its agent in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. Each Fund will pay JonesTrading compensation of up to 1.00% of the gross proceeds with respect to sales of the Common Shares actually effected by JonesTrading under the Sales Agreement.

The aggregate dollar amount of Common Shares registered under each Fund’s Shelf Registration Statement (or its most recent prospectus supplement, if less than such registered amount) as of the end of the periods described below, as well as number of Common Shares sold and total amount of offering proceeds (net of offering costs, if any) received by each Fund under one or more Shelf Registration Statements during the Fund’s most recent and prior fiscal periods were as follows:

	PTY		PCN		PHK
	Six Months Ended 12/31/2023	Year Ended 06/30/2023	Six Months Ended 12/31/2023	Year Ended 06/30/2023	Six Months Ended 12/31/2023	Year Ended 06/30/2023

Common Shares registered (aggregate $)	$750,000,000	$600,000,000	$300,000,000	$300,000,000	$200,000,000	$200,000,000

Common Shares sold	6,806,006	17,854,681	2,923,273	4,921,619	2,860,038	10,509,384

Offering proceeds (net of offering costs)	$90,428,642	$231,908,265	$36,411,440	$63,274,805	$13,585,577	$51,682,331

	PFL		PFN
	Six Months Ended 12/31/2023	Year Ended 06/30/2023	Six Months Ended 12/31/2023	Year Ended 06/30/2023

Common Shares registered (aggregate $)	$200,000,000	$200,000,000	$250,000,000	$250,000,000

Common Shares sold	454,837	2,223,017	42,668	4,415,162

Offering proceeds (net of offering costs)	$3,609,121	$19,501,911	$294,960	$33,368,586

A Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.
14. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically reset every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid at least annually.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	109

Notes to Financial Statements	(Cont.)

For the period ended December 31, 2023, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued Outstanding	High	Low	As of December 31, 2023
PIMCO Corporate & Income Opportunity Fund
Series M	591	10.672%	10.130%	10.632%
Series T	788	10.672%	10.110%	10.652%
Series W	641	10.672%	10.130%	10.672%
Series TH	688	10.672%	10.130%	10.672%
Series F	713	10.672%	10.130%	10.632%
PIMCO Corporate & Income Strategy Fund
Series M	140	8.538%	8.104%	8.506%
Series T	113	8.538%	8.088%	8.522%
Series W	91	8.538%	8.104%	8.538%
Series TH	86	8.538%	8.104%	8.538%
Series F	89	8.538%	8.104%	8.506%
PIMCO High Income Fund
Series M	339	8.538%	8.104%	8.506%
Series T	381	8.538%	8.088%	8.522%
Series W	276	8.538%	8.104%	8.538%
Series TH	368	8.538%	8.104%	8.538%
Series F	377	8.538%	8.104%	8.506%
PIMCO Income Strategy Fund
Series T	109	10.856%	10.176%	10.696%
Series W	172	10.816%	10.176%	10.716%
Series TH	123	10.776%	10.196%	10.776%
PIMCO Income Strategy Fund II
Series M	209	10.856%	10.196%	10.856%
Series T	394	10.856%	10.176%	10.696%
Series W	272	10.816%	10.176%	10.716%
Series TH	387	10.776%	10.196%	10.776%

Series F	294	10.856%	10.176%	10.856%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end
funds at any time and in their
sole discretion, which may affect the rating (if any) of a Fund’s shares. In addition, ratings downgrades may result in an increase to the Fund’s Maximum Rate, as defined below.

Auction-Rate Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since
mid-February
2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end
funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined for the Funds in the table below:

Fund Name	Applicable%		Reference Rate		Maximum Rate (1)
PIMCO Corporate & Income Opportunity Fund	200%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PTY
PIMCO Corporate & Income Strategy Fund	160%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PCN

110	PIMCO CLOSED-END FUNDS

December 31, 2023	(Unaudited)

Fund Name		Applicable%		Reference Rate		Maximum Rate (1)
PIMCO High Income Fund		160%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PHK
PIMCO Income Strategy Fund	The higher of	200% 2.00%	x +	LIBOR Replacement Rate (3) OR LIBOR Replacement Rate (3)	= =	Maximum Rate for PFL	(2)
PIMCO Income Strategy Fund II	The higher of	200% 2.00%	x +	LIBOR Replacement Rate (3) OR LIBOR Replacement Rate (3)	= =	Maximum Rate for PFN	(2)

(1)	In any event, the Maximum Rate will not be lower than 0%.
(2)	For the avoidance of doubt, the Maximum Rate for PFL and PFN may be less than the Applicable %, but will not be lower than 0%.
(3)	LIBOR Replacement Rate means prior business day’s SOFR rate plus the spread adjustment of 0.03839%.

The maximum rate is a function of short-term interest rates and is typically but not necessarily, higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

On August 14, 2023, the Funds commenced a voluntary tender offer for up to 100% of each Fund’s outstanding ARPS at a price equal to
96% with respect to PTY, 93.25% with respect to PCN and PHK and 94.25% with respect to PFL and PFN, of the ARPS’ per share liquidation preference of $25,000 per share (or $24,000 per share for PTY, $23,312.50 per share for PCN and PHK, and $23,562.50 per share of PFL and PFN) and any unpaid but accrued dividends (each, a “Tender Offer”).

Each Fund’s Tender Offer expired at 5:00 p.m., New York City time, on September 18, 2023.

Details of the ARPS tendered and not withdrawn for each Fund for the reporting period ended December 31, 2023 are provided in the table below:

Fund Name	Liquidation Preference Per Share	Tender Offer Price Per Share	Price Percentage	Cash Exchanged for ARPS Tendered	ARPS Outstanding as of 12/31/2022	ARPS Tendered	ARPS Outstanding After Tender Offer as of 12/31/2023

PIMCO Corporate & Income Opportunity Fund	$25,000	$24,000	96%	$122,040,000	8,506	5,085	3,421

PIMCO Corporate & Income Strategy Fund	25,000	23,313	93	9,837,875	941	422	519

PIMCO High Income Fund	25,000	23,313	93	13,544,563	2,322	581	1,741

PIMCO Income Strategy Fund	25,000	23,563	94	33,081,750	1,808	1,404	404

PIMCO Income Strategy Fund II	25,000	23,563	94	45,734,813	3,698	1,941	1,556

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	111

Notes to Financial Statements	(Cont.)	December 31, 2023	(Unaudited)

can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.
As of their last fiscal year ended June 30, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands
†
):

	Short-Term	Long-Term

PIMCO Corporate & Income Opportunity Fund	$194,113	$96,919

PIMCO Corporate & Income Strategy Fund	67,788	27,478

PIMCO High Income Fund	166,350	108,779

PIMCO Income Strategy Fund	40,504	38,250

PIMCO Income Strategy Fund II	94,098	64,844

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands
†
):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)

PIMCO Corporate & Income Opportunity Fund	$2,357,094	$338,320	$(420,894)	$(82,574)

PIMCO Corporate & Income Strategy Fund	784,920	138,644	(148,475)	(9,831)

PIMCO High Income Fund	1,040,735	268,116	(313,252)	(45,136)

PIMCO Income Strategy Fund	437,448	103,295	(91,910)	11,385

PIMCO Income Strategy Fund II	846,702	171,999	(167,726)	4,273

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 02, 2024, the following distributions were declared to common shareholders payable February 01, 2024 to shareholders of record on January 12, 2024:

PIMCO Corporate & Income Opportunity Fund	$0.118800 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.048000 per common share
PIMCO Income Strategy Fund	$0.081400 per common share
PIMCO Income Strategy Fund II	$0.071800 per common share
On February 01, 2024, the following distributions were declared to common shareholders payable March 01, 2024 to shareholders of record on February 12, 2024:

PIMCO Corporate & Income Opportunity Fund	$0.118800 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.048000 per common share
PIMCO Income Strategy Fund	$0.081400 per common share
PIMCO Income Strategy Fund II	$0.071800 per common share

There were no other subsequent events identified that require recognition or disclosure.

112	PIMCO CLOSED-END FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BMO	BMO Capital Markets Corporation	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada

BOS	BofA Securities, Inc.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

BYR	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC

CBK	Citibank N.A.	MEI	Merrill Lynch International	UAG	UBS AG Stamford

CDC	Natixis Securities Americas LLC	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC

CDI	Natixis Singapore	MYC	Morgan Stanley Capital Services LLC	WFS	Wells Fargo Securities, LLC

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	DOP	Dominican Peso	INR	Indian Rupee

AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso

BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol

CAD	Canadian Dollar	HUF	Hungarian Forint	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	IDR	Indonesian Rupiah	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	EUR006M	6 Month EUR Swap Rate	SOFRRATE	Secured Overnight Financing Rate

BADLARPP	Argentina Badlar Floating Rate Notes	EUR012M	12 Month EUR Swap Rate	SONIA3M	Sterling Overnight Index Average 3 Month

CDOR03M	3 month CDN Swap Rate	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

EUR001M	1 Month EUR Swap Rate	LIBOR06M	6 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

EUR003M	3 Month EUR Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced

BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BBSW	Bank Bill Swap Reference Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

BRL-CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	113

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule
19a-1(e)
under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form
1099-DIV
(for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Corporate & Income Opportunity Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0751	$0.0000	$0.0437	$0.1188

August 2023	$0.1067	$0.0000	$0.0121	$0.1188

September 2023	$0.0692	$0.0000	$0.0496	$0.1188

October 2023	$0.0702	$0.0000	$0.0486	$0.1188

November 2023	$0.1188	$0.0000	$0.0000	$0.1188

December 2023	$0.0995	$0.0000	$0.0193	$0.1188

PIMCO Corporate & Income Strategy Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0510	$0.0000	$0.0615	$0.1125

August 2023	$0.1094	$0.0000	$0.0031	$0.1125

September 2023	$0.0802	$0.0000	$0.0323	$0.1125

October 2023	$0.0554	$0.0000	$0.0571	$0.1125

November 2023	$0.1125	$0.0000	$0.0000	$0.1125

December 2023	$0.0909	$0.0000	$0.0216	$0.1125

PIMCO High Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0480	$0.0000	$0.0000	$0.0480

August 2023	$0.0480	$0.0000	$0.0000	$0.0480

September 2023	$0.0449	$0.0000	$0.0031	$0.0480

October 2023	$0.0275	$0.0000	$0.0205	$0.0480

November 2023	$0.0480	$0.0000	$0.0000	$0.0480

December 2023	$0.0390	$0.0000	$0.0090	$0.0480

PIMCO Income Strategy Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0469	$0.0000	$0.0345	$0.0814

August 2023	$0.0783	$0.0000	$0.0031	$0.0814

September 2023	$0.0455	$0.0000	$0.0359	$0.0814

October 2023	$0.0496	$0.0000	$0.0318	$0.0814

November 2023	$0.0814	$0.0000	$0.0000	$0.0814

December 2023	$0.0589	$0.0000	$0.0225	$0.0814

PIMCO Income Strategy Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0332	$0.0000	$0.0386	$0.0718

August 2023	$0.0648	$0.0000	$0.0070	$0.0718

September 2023	$0.0391	$0.0000	$0.0327	$0.0718

October 2023	$0.0331	$0.0000	$0.0387	$0.0718

November 2023	$0.0718	$0.0000	$0.0000	$0.0718

December 2023	$0.0516	$0.0000	$0.0202	$0.0718

*
The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

114	PIMCO CLOSED-END FUNDS

Investment Strategy Updates	(Unaudited)

The Board of Trustees of PIMCO Corporate & Income Opportunity Fund approved the removal of the Fund’s investment guideline limiting the Fund’s investments in illiquid investments to 20% of the Fund’s total assets, effective as of October 27, 2023.

The Board of Trustees of PIMCO Corporate & Income Strategy Fund approved the removal of the Fund’s investment guideline limiting the Fund’s investments in illiquid investments to 15% of the Fund’s total assets, effective as of October 27, 2023.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	115

Changes to Portfolio Managers	(Unaudited)

Effective October 2, 2023, Alfred T. Murata, Mohit Mittal, and Giang Bui are primarily responsible for the day-to-day management of each Fund.

116	PIMCO CLOSED-END FUNDS

General Information

Investment Manager
Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, CA 92660

Custodian
State Street Bank and Trust Company
1100 Main Street, Suite 400
Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares
Equiniti Trust Company, LLC (“EQ”)
48 Wall Street, Floor 23
New York, NY 10005

Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar for Auction Rate Preferred Shares
Deustsche Bank Company Americas
1 Columbus Circle
New York, NY 10019

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut Street, Suite 1300
Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF4011SAR_123123

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of March 4, 2024, the following individuals have primary responsibility for the day-to-day management of the PIMCO Corporate & Income Opportunity Fund (the “Fund”):

Alfred T. Murata

Mr. Murata has been a portfolio manager of the Fund since September 2014. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Mohit Mittal

Mr. Mittal has been a portfolio manager of the Fund since September 2014. Mr. Mittal is a managing director and portfolio manager in the Newport Beach office. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk.

Giang Bui

Ms. Bui has been a portfolio manager of the Fund since October 2023. Ms. Bui is an executive vice president in the Newport Beach office and a portfolio manager and trader of securitized debt instruments and bank loans, focusing on collateralized loan obligations (CLOs), leveraged loans, asset-backed collateralized debt obligations, and off-the-run sectors within structured products. Ms Bui joined PIMCO in 2000 and is a member of the bank loan portfolio management team, responsible for bank loan investments and the management of PIMCO-issued CLOs. She has 24 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles and an undergraduate degree from the University of California, San Diego.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of December 31, 2023, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Alfred T. Murata[1]	22	$186,872.36	22	$46,920.92	6	$1,476.14
Mohit Mittal[2]	30	$97,219.19	25	$37,472.56	151	$86,855.01
Giang Bui[3]	7	$3,615.24	3	$7,190.21	1	$466.66

1Of these Other Pooled Investment Vehicles, 5 accounts totaling $8,858.53 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

2Of these Other Pooled Investment Vehicles, 4 accounts totaling $5,189.60 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 10 accounts totaling $3,016.70 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

3Of these Other Pooled Investment Vehicles, 2 account(s) totaling $6,783.38 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Investors should be aware that investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund or to accounts in which the Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to the Fund’s investment in an underlying account, or relating to an investing account’s investment in the Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including the Fund) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Cross Trades.  A potential conflict of interest may arise in instances where the Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Investment Opportunities.  A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. In addition, regulatory issues applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including the Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

Co-Investments. The 1940 Act imposes significant limits on co-investment with affiliates of the Fund. The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. Co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and its affiliates. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. In the event investment opportunities are allocated among the Fund and its affiliates pursuant to co-investment exemptive relief, the Fund may not be able to structure its investment portfolio in the manner desired. Although PIMCO will endeavor to allocate investment opportunities in a fair and equitable manner, the Fund will generally not be permitted to co-invest in any issuer in which a fund managed by PIMCO or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund would be able to co-invest with funds managed by PIMCO or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Pursuant to co-investment exemptive relief, the Fund will be able to invest in opportunities in which PIMCO and/or its affiliates has an investment, and PIMCO and/or its affiliates will be able to invest in opportunities in which the Fund has made an investment. From time to time, the Fund and its affiliates may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. PIMCO has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of PIMCO.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases, PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

(a)(3)

As of December 31, 2023, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO and its affiliates approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary –  Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation –  In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

●

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups and;

●	Amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of December 31, 2023:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of December 31, 2023
Alfred T. Murata	None
Mohit Mittal	None
Giang Bui	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Opportunity Fund

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date: March 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date: March 4, 2024

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: March 4, 2024